As filed with the Securities and Exchange Commission on April 12, 2007
Registration No. 333-135005/811-4420

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	( )
POST-EFFECTIVE AMENDMENT NO.	1	(X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No.44	(X)
(Check appropriate box or boxes)

WRL SERIES LIFE ACCOUNT
(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
(Name of Depositor)
570 Carillon Parkway
St. Petersburg, FL 33716
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1800

Arthur D. Woods, Esq.

Vice President and Senior Counsel

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
X on May 1, 2007	, pursuant to paragraph (b)
60 days after	filing pursuant to paragraph (a)(1)
on	(date) , pursuant to paragraph (a)(1)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S

May 1, 2007	WRL FORLIFESM

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

Administrative Office:

570 Carillon Parkway

St. Petersburg, Florida 33716

Direct all payments, correspondence,

and notices to the Mailing Office:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

1-800-851-9777; (727) 299-1800

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL ForLifeSM, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Trust – Initial Class (the “Series Fund”), the Fidelity Variable Insurance Products Fund – Service Class 2 (“Fidelity VIP Fund”), and the ProFunds Trust (“ProFunds VP”) (collectively, the “funds”).

The portfolios of the Series Fund available to you under the Policy are:

☐	Asset Allocation – Conservative Portfolio	☐	PIMCO Total Return
☐	Asset Allocation – Moderate Growth Portfolio	☐	Templeton Transamerica Global
☐	Asset Allocation – Growth Portfolio	☐	Third Avenue Value
☐	Asset Allocation – Moderate Portfolio	☐	Transamerica Balanced
☐	BlackRock Large Cap Value	☐	Transamerica Convertible Securities
☐	Capital Guardian Value	☐	Transamerica Equity
☐	Clarion Global Real Estate Securities	☐	Transamerica Growth Opportunities
☐	Federated Market Opportunity (formerly Federated Growth & Income)	☐	Transamerica Money Market
		☐	Transamerica Science & Technology
☐	International Moderate Growth Fund	☐	Transamerica Small/Mid Cap Value
☐	JPMorgan Core Bond (formerly AEGON Bond)	☐	Transamerica U.S. Government Securities
☐	JPMorgan Enhanced Index	☐	Transamerica Value Balanced
☐	Legg Mason Partners All Cap	☐	T. Rowe Price Equity Income
☐	Marsico Growth	☐	T. Rowe Price Small Cap
☐	MFS High Yield	☐	Van Kampen Mid-Cap Growth
☐	Munder Net50

The portfolio of the Fidelity VIP Fund available to you under the Policy is:

☐ Fidelity VIP Index 500 Portfolio

The portfolios of the ProFunds VP* available to you under the Policy are:

☐	ProFund VP Bull	☐	ProFund VP Short Small-Cap
☐	ProFund VP OTC	☐	ProFund VP Small-Cap
☐	ProFund VP Money Market

* The ProFunds VP portfolios permit frequent transfers. Investors in the ProFunds VP portfolios may bear the additional costs and investment risks of frequent transfers. See “Disruptive Trading and Market Timing” in this prospectus.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Flexible Premiums	1
Variable Death Benefit	1
No Lapse Guarantee	3
Cash Value	3
Transfers	3
Loans	3
Cash Withdrawals and Surrenders	4
Tax Benefits	4
Policy Risks	4
Risk of an Increase in Current Fees and Expenses	4
Investment Risks	5
Risk of Lapse	5
Tax Risks (Income Tax and MEC)	5
Loan Risks	6
Portfolio Risks	6
Fee Tables	6
Range of Expenses for the Portfolios	13
Western Reserve, the Separate Account, the Fixed Account and the Portfolios	13
Western Reserve	13
The Separate Account	14
The Fixed Account	14
The Portfolios	15
Selection of Underlying Portfolios	19
Addition, Deletion, or Substitution of Portfolios	19
Your Right to Vote Portfolio Shares	20
Charges and Deductions	20
Premium Expense Charge	20
Monthly Deduction	21
Recovery of Monthly Deductions	23
Mortality and Expense Risk Charge	24
Surrender Charge	24
Transfer Charge	26
Loan Interest Spread	26
Cash Withdrawal Charge	27
Taxes	27
Rider Charges	27
Portfolio Expenses	27
Revenue We Receive	27
The Policy	29
Ownership Rights	29
Modifying the Policy	29
Purchasing a Policy	30
Tax Free "Section 1035" Exchanges	30
When Insurance Coverage Takes Effect	30
Backdating a Policy	32
Policy Changes After Age 100	32
Policy Features	32
Premiums	32

This Policy is not available in the State of New York.

i

Premium Payments	32
Planned Periodic Payments	33
Premium Limitations	33
Allocating Premiums	33
Transfers	34
General	34
Disruptive Trading and Market Timing	35
Fixed Account Transfers	38
Conversion Rights	39
On Time GDBM Funding	39
Asset Rebalancing Program	39
Third Party Asset Allocation Services	40
Policy Values	40
Cash Value	40
Net Surrender Value	41
Subaccount Value	41
Subaccount Unit Value	41
Fixed Account Value	42
Death Benefit	42
Death Benefit Proceeds	42
Death Benefit	42
Death Benefit After Age 100	46
Effect of Cash Withdrawals on the Death Benefit	46
Choosing Death Benefit Options	46
Changing the Death Benefit Option	46
Increasing/Decreasing the Specified Amount	47
Payment Options	48
Surrenders and Cash Withdrawals	48
Surrenders	48
Cash Withdrawals	48
Canceling a Policy	49
Loans	50
General	50
Interest Rate Charged	50
Loan Reserve Account Interest Rate Credited	51
Effect of Policy Loans	51
Policy Lapse and Reinstatement	51
Lapse	51
No Lapse Guarantee	51
Guaranteed Death Benefit Measure (“GDBM”)	53
GDBM Monthly Premium	53
Reinstatement	54
Federal Income Tax Considerations	54
Tax Status of the Policy	54
Tax Treatment of Policy Benefits	55
Other Policy Information	57
Payments We Make	57
Split Dollar Arrangements	57
Policy Termination	58
Supplemental Benefits (Riders)	58
Accidental Death Benefit Rider	58
Other Insured Rider	59
Disability Waiver of Monthly Deductions Rider	59

ii

Disability Waiver of Premium Rider	60
Primary Insured Rider Plus ("PIR Plus")	60
Living Benefit Rider (an Accelerated Death Benefit)	61
Additional Information	62
Sale of the Policies	62
Legal Proceedings	64
Financial Statements	65
Performance Data	65
Rates of Return	65
Table of Contents of the Statement of Additional Information	67
Glossary	69
Appendix A -- Surrender Charge Per Thousand of Specified Amount Layer (Based on the gender and rate class of the insured)	72
Appendix B -- Monthly Per Unit Charges (Rate Per Thousand)	74
Appendix C -- Illustrations	76
Prospectus Back Cover	79
Personalized Illustrations of Policy Benefits	79
Inquiries	79

iii

Policy Benefits/Risks Summary	WRL ForLife SM

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•

The WRL ForLife SM is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 15 Policy years and for 15 years from the date of any increase in specified amount.

•

Fixed Account. You may place money in the fixed account where it earns at least 2% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•

Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•

Supplemental Benefits (Riders). Supplemental riders are available under the Policy. Depending upon the rider(s) you add, we deduct charges for certain of these riders from the Policy’s cash value as part of the monthly deduction.

•

No Lapse Guarantee. The Policy has a no lapse guarantee that is in effect so long as you have paid sufficient amounts into the fixed account so that the Guaranteed Death Benefit Measure is at least zero and the Policy has not previously lapsed and been reinstated.

Flexible Premiums

•

You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•

You increase your risk of lapse if you do not regularly pay net premiumsequal to the GDBM Monthly Premium into the fixed account. Under certain circumstances, extra premiums in addition to the GDBM Monthly Premium may be required to prevent lapse.

•

Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your initial net premium(s) to the accounts you indicated on your application, or we will place your initial net premium(s) in the reallocation account until the reallocation date as shown on your Policy schedule page.

Variable Death Benefit

•

If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the forms of the Policy. The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you choose, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of three death benefit options. We offer the following:

•	Option A is the greatest of:
	>	the current specified amount, or
	>	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
•	Option B is the greatest of:
	>	the current specified amount, plus the Policy's cash value on the date of the insured's death, or
	>	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever you have selected; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
•	Option C is the greatest of:
	>	the amount payable under Option A, or
	>	the current specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death, or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges.

The Policy allows you to choose between two federal income tax compliance tests for life insurance policies: the guideline premium test and the cash value accumulation test. You can use either tax compliance test with any one of the three death benefit options. Your election may affect the amount of the death benefit and the monthly deduction. You may not change tests after you have selected one of the tax tests on your application.

There are two main differences between the two tests. First, the guideline premium test limits the amount of premium payments you may make to your Policy. There are no test limits on the amount of premium payments under the cash value accumulation tax test, although we may apply our own limits. Second, the factors that determine the minimum death benefit under the guideline premium test are different from those under the cash value accumulation test. You should consult your tax advisor when choosing the tax test.

We offer three (3) bands of specified amount coverage under the Policy, depending on the specified amount of insurance you have selected and any adjustments to the specified amount after issue. Each band has its own cost of insurance rates. In general, the greater the specified amount band of your Policy, the lower the cost of insurance rates.

•	Under current tax law, the death benefit should generally be paid to the beneficiary free of any U.S. income tax obligations. Other taxes, such as estate taxes, may apply.
•

Change in Death Benefit Option and Specified Amount. You may increase the specified amount once a year on any Monthiversary, and you may decrease the specified amount or change the death benefit option once a year after the third Policy year. After the third Policy year, you may increase or decrease the specified amount and change the death benefit option in the same year. Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of any decrease to no more than 20% of the current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. You may increase the specified amount on any Monthiversary before the insured’s 86th birthday. After the third Policy year, you may change the death benefit option on any Monthiversary before the insured reaches attained age 95.

No Lapse Guarantee

•

We guarantee that your Policy will not lapse, so long as the Guaranteed Death Benefit Measure is at least zero and the Policy has not previously lapsed and been reinstated. The Guaranteed Death Benefit Measure ("GDBM") tracks the amount and timing of money you pay in or remove from your fixed account each month. We use the GDBM to determine whether the no lapse guarantee is in effect. To reduce the likelihood that your GDBM will fall below zero, you should pay (or transfer) on schedule to the fixed account a monthly net premium at least equal to the GDBM Monthly Premium. In addition, you should avoid any withdrawals, transfers or loans from the fixed account because these transactions will reduce the GDBM.

Cash Value

•

The cash value is the sum of the Policy's value in the subaccounts and the fixed account and is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the fixed account to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse so long as the Policy has not lapsed and been reinstated and the Guaranteed Death Benefit Measure is at least zero.

Transfers

•	You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing, by telephone, by fax or electronically through our website.
•	Except as listed below, we charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
•

Transfers resulting from loans or the exercise of conversion rights, or relating to On Time GDBM Funding, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet (currently not available with the ProFunds VP subaccounts) are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers between the ProFunds VP subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
•	Automatic periodic transfers for On Time GDBM Funding and asset rebalancing programs are available.
•

The Policy allows a transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the prior Policy year from the fixed account. However, the transfer may not be greater than the unloaned portion of the fixed account on that date minus any surrender charge as of the previous Monthiversary. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers into the fixed account if the fixed account value, excluding amounts in the loan reserve, after the transfer has been made would exceed $250,000. This restriction will not apply to any transfers to the fixed account necessary to increase the Guaranteed Death Benefit Measure to zero.

•

We may impose restrictions on the transfer privilege. See the discussion of our policy with regard to market timing, including transfers, and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, in our Statement of Policy on Disruptive Trading and Market Timing.

•

You may not use any form of expedited transfer if you make transfers from any ProFunds VP subaccount to any Series Fund or Fidelity VIP Fund subaccount. These transfers will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer.

Loans

•

As long as your Policy is in force, you may take a loan against the Policy. Loans from the fixed account are limited to the unloaned portion of the fixed account minus any surrender charge. Loans from the subaccounts are available up to the subaccount’s cash value minus any surrender charge in the first two Policy years, and without limitation thereafter. The minimum loan amount is generally $500.

•

To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 2.00% interest annually on amounts in the loan reserve account.

•

We currently charge 2.75% interest annually, payable in arrears, on any outstanding loan amount for a standard loan. This charge is guaranteed not to exceed 3.00%. Interest not paid when due is added to the amount of the loan to be repaid.

•

We will charge a preferred loan charge rate on a certain portion of the loaned amount. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%. After the anniversary on or following the insured’s 100th birthday, all loans are considered preferred loans.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•

You may take one withdrawal of cash value per Policy year after the first Policy year. During the first 5 Policy years, the amount of a withdrawal from the fixed account may be limited to no more than 10% of the unloaned portion of the cash value in the fixed account minus the surrender charge that we would assess if you were to surrender the Policy. After the 5th Policy year, the amount of a withdrawal from the fixed account may be limited to no more than the unloaned portion of the cash value in the fixed account, minus any surrender charge, minus $500. For all Policy years after the first year, withdrawals from the subaccounts are available up to the subaccount cash value minus any surrender charge in the first two Policy years and without limitation thereafter.

•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
•

A cash withdrawal will reduce the cash value by the amount of the withdrawal. If the death benefit on your Policy is Option A, or if your death benefit is Option C and the insured’s attained age is 71 or older, then we will reduce the specified amount by the amount of the cash withdrawal.

•

A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse guarantee will not remain in effect.

•

You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end upon the full surrender of the Policy. You will receive the net surrender value. If you surrender your Policy completely during the first 15 Policy years (or during the 15-year period following an increase in specified amount), you will pay a surrender charge. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•

The surrender charge is calculated as the surrender charge per $1,000 of each layer of specified amount, multiplied by the number of thousands of specified amount in the layer, multiplied by the surrender charge factor, capped at the unloaned portion of the cash value in your fixed account, plus some portion of your cash value in the subaccounts.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if your Policy is a Modified Endowment Contract (“MEC”), you should not be taxed on any gains included in cash value until you take a withdrawal or a Policy loan, or assign, pledge, or surrender the Policy. Moreover, transfers between the subaccounts are not taxable transactions. If your Policy is not a MEC, you should not be deemed in receipt of any taxable gains included in cash value until withdrawals and surrenders exceed your tax basis in the Policy, or other distributions are made as described in the Federal Income Tax Considerations section in this prospectus.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risk of Lapse

Your Policy contains a no lapse guarantee. Your Policy will not lapse, so long as the Guaranteed Death Benefit Measure equals at least zero and the Policy has not previously lapsed and been reinstated. The no lapse guarantee will be effective so long as you pay sufficient premiums and transfer sufficient amounts into the fixed account to keep the Guaranteed Death Benefit Measure at least zero.

You will eliminate the risk of lapse of your Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal or loan, increase or decrease the specified amount, change your death benefit option, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, if you change your death benefit option, or if you add, increase or decrease a rider, we will adjust the GDBM Monthly Premium accordingly and notify you of the new amount. If the new amount is higher than it was before and you do not make the necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawal and any outstanding loan amount, including accrued loan interest, from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse guarantee in effect.

If, on a Monthiversary, the unloaned portion of your cash value in the fixed account minus any surrender charge (that we would assess if you were to surrender the Policy) is not sufficient to cover the monthly deduction due on such day and the no lapse guarantee is not in effect, but your cash value in the subaccounts is sufficient, we will mail a transfer/fixed account funding notice to your last known address and to any assignee of record. In the notice, a period of two Monthiversaries is allowed for you to pay an additional premium into the fixed account, make a transfer from the subaccounts to the fixed account, or repay any loans to the fixed account. The notice will also show the minimum payment required and the final date on which such payment must be received by us in order to avoid an automatic transfer from the subaccounts. If the minimum amount due is not received by us within the stated period, a transfer of the minimum amount due will automatically be made on a pro rata basis from the subaccounts to the fixed account.

If the no lapse guarantee is not in effect because the Guaranteed Death Benefit Measure falls below zero, you may restore the no lapse guarantee by paying an additional premium into the fixed account, by transferring a sufficient amount from the subaccounts to the fixed account or by repaying any loans to the fixed account.

A Policy lapse may have adverse tax consequences.

If your Policy lapses, we may allow you to reinstate the Policy within five years after it has lapsed, subject to underwriting. However, the no lapse guarantee cannot be reinstated.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be treated first as distributions of gain that are taxable as ordinary income, and treated as tax-free recovery of the owner’s basis in the Policy only after all gain has been distributed. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, assignments, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your basis in the Policy. Amounts in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve account as collateral. We then credit a fixed interest rate of 2.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of 2.75%, payable in arrears for a standard loan. This charge will not exceed 3.0%. Interest is added to the amount of the loan to be repaid. We will charge a preferred loan charge rate on a certain portion of the loan balance. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%. After the anniversary following the insured’s 100th birthday, all loans are considered preferred loans.

The Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under the Policy will be treated as taxable distributions.

A Policy loan will make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse guarantee is no longer in effect, then the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Premium Expense Charge:	Upon payment of each premium	0% of premium payments in first Policy year, 3% thereafter	0% of premium payments in first Policy year, 3% thereafter
Cash Withdrawal Charge[1]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[2]	Upon full surrender of the Policy during the first 15 Policy years or during the first 15 years from the date of any increase in the specified amount
• Maximum Charge[3]		$57.00 per $1,000 of specified amount during the first Policy year	$57.00 per $1,000 of specified amount during the first Policy year
• Minimum Charge [4]		$7.68 per $1,000 of specified amount during the first Policy year	$7.68 per $1,000 of specified amount during the first Policy year
• Initial charge for a male insured, issue age 53, in the preferred-elite non-tobacco use class		$38.10 per $1,000 of specified amount during the first Policy year	$38.10 per $1,000 of specified amount during the first Policy year
Transfer Charge[5]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Living Benefit Rider (an Accelerated Death Benefit)	When rider is exercised	Discount Factor[6]	Discount Factor[6]

_________________________

1 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our office.

2 The surrender charge will vary based on the state, duration, issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase and its own surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor and then capped. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase). Starting fourteen (14) months after the Policy issue date, the surrender charge will be capped at the sum of your cash value in the fixed account (excluding the amount in the loan reserve account) and a specified portion of your cash value that is allocated to the subaccounts. On the fourteenth Monthiversary, 100% of your cash value that is allocated to the subaccounts is part of the base used to pay the surrender charge. Thereafter, this percentage cap drops by 10% on each Monthiversary until it reaches zero on the twenty-fourth (24th) Monthiversary. After the twenty-fourth Monthiversary, the surrender charge is capped at your cash value in the fixed account, excluding any amount in the loan reserve account. The charges shown in the table may not be representative of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your registered representative.

3 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

4 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

5 The first 12 transfers per Policy year are free.

6 We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
	Guaranteed Charge	Current Charge
Cost of Insurance[7] (without Extra Ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Maximum Charge[9]		$83.33 per $1,000 of net amount at risk per month[10]	$46.21 per $1,000 of net amount at risk per month[10]
• Minimum Charge		$0.06 per $1,000 of net amount at risk per month10, [11]	$0.01 per $1,000 of net amount at risk per month10, [12]
• Initial Charge for male insured, issue age 53, in the preferred elite non-tobacco use class, band 1		$0.56 per $1,000 of net amount at risk per month[10]	$0.06 per $1,000 of net amount at risk per month[10]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$15.00 per month	$8.00 per month

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7 Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts $500,000 - $999,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $500,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

8 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

9 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, with an initial face amount of less than $500,000 (Band 1) and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

10 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

11 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, Band 3 and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

12 This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Per Unit Charge[13]	Monthly, for all Policy years on and after the Policy date, and on any increase in specified amount
• Maximum Charge[14]		$1.16 per $1,000 of specified amount per month	$1.16 per $1,000 of specified amount per month[15]
• Minimum Charge [16]		$0.06 per $1,000 of specified amount per month	$0.06 per $1,000 of specified amount per month
• Initial Charge for an insured, issue age 53		$0.27 per $1,000 of specified amount per month	$0.27 per $1,000 of specified amount per month[15]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.00% for Policy years 1 – 5, and 0.50% for Policy years 6+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.00% for all Policy years, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread[17]	On Policy anniversary or earlier, as applicable[18]	1.0% (effective annual rate)	0.75% (effective annual rate)

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13 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for all Policy years from the Policy date based on the insured’s issue age on the Policy date. We also assess a new monthly per unit charge for all Policy years following any increase in specified amount that are based on the insured’s attained age on the date of the increase. Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount. We will notify you if we extend the period during which we will assess the monthly per unit charge. We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy.

14 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, and in the first Policy year. This maximum charge may also apply to insureds with other characteristics.

15 Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.

16 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

17 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0% on standard loans) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

18 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Rider Charges:[19]
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
• Maximum Charge[20]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
• Minimum Charge[21]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
• Initial Charge for a male insured, issue age 53		$0.12 per $1,000 of rider face amount per month	$0.12 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Maximum Charge[23]		$0.39 per $1,000 of the Policy’s net amount at risk per month[10]	$0.39 per $1,000 of the Policy’s net amount at risk per month[10]
• Minimum Charge [24]		$0.03 per $1,000 of the Policy’s net amount at risk per month[10]	$0.03 per $1,000 of the Policy’s net amount at risk per month[10]
• Initial Charge for a male insured, issue age 53		$0.20 per $1,000 of base Policy net amount at risk per month[10]	$0.20 per $1,000 of base Policy net amount at risk per month[10]

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19 Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

20 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

21 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

22 Disability Waiver of Monthly Deductions charges are based on the insured’s issue age, gender and net amount at risk. The charges shown are for the Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

23 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

24 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Disability Waiver of Premium Rider[25]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Maximum Charge[26]		$1.61 per $10 monthly rider units	$1.61 per $10 monthly rider units
• Minimum Charge [27]		$0.27 per $10 monthly rider units	$0.27 per $10 monthly rider units
• Initial Charge for a male insured, issue age 53		$1.42 per $10 monthly rider units	$1.42 per $10 monthly rider units
Other Insured Rider [28]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)[8]
Cost of Insurance
• Maximum Charge[29]		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
• Minimum Charge		$0.06 per $1,000 of rider face amount per month[30]	$0.01 per $1,000 of rider face amount per month[31]
• Initial Charge for a female insured, issue age 50, preferred elite non-tobacco class		$0.36 per $1,000 of rider face amount per month	$0.03 per $1,000 of rider face amount per month

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25 The charge for this rider is based on the base insured’s issue age, gender and number of monthly rider units.

26 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

27 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue. This minimum charge may also apply to insureds with other characteristics.

28 Rider cost of insurance charges and monthly per unit charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your registered representative.

29 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

30 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

31 This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco underwriting class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Other Insured Rider (continued)
Monthly Per Unit Charge
• Maximum Charge		$0.57 per $1,000 of rider face amount[32]	$0.57 per $1,000 of rider face amount[33]
• Minimum Charge [34]		$0.03 per $1,000 of rider face amount[32]	$0.03 per $1,000 of rider face amount[33]
• Initial Charge for a female insured, issue age 50		$0.11 per $1,000 of rider face amount[32]	$0.11 per $1,000 of rider face amount[33]
Primary Insured Rider Plus[28] (without Extra Ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
• Maximum Charge[29]		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
• Minimum Charge		$0.06 per $1,000 of rider face amount per month[30]	$0.01 per $1,000 of rider face amount per month[31]
• Initial charge for a male insured, issue age 53, in the preferred elite non-tobacco use class		$0.56 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month

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32 We deduct the monthly per unit charge on each Monthiversary.

33 We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and upon any increase of face amount for the rider.

34 This minimum charge is based on an insured with the following characteristics: issue age 0. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Primary Insured Rider Plus (continued)
Monthly Per Unit Charge
• Maximum Charge[35]		$0.14 per $1,000 of rider face amount[32]	$0.14 per $1,000 of rider face amount[33]
• Minimum Charge[34]		$0.01 per $1,000 of rider face amount[32]	$0.01 per $1,000 of rider face amount[33]
• Initial Charge for a male insured, issue age 53		$0.03 per $1,000 of rider face amount[32]	$0.03 per $1,000 of rider face amount[33]

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2006. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.10%	1.67%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.10%	1.63%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown.

2 The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios and certain portfolios of the Transamerica IDEX Mutual Funds (each such portfolio an "Acquired Fund"). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the Series Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by a Series Fund asset allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Series Fund for a presentation of the applicable Acquired Fund fees and expenses.

3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 5 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2008.

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

35 This maximum charge is based on an insured with the following characteristic: issue age 85.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;
•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);
•	Close certain subaccounts to allocations of new net premiums by current or new Policyowners;
•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;
•	Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds;
•	Manage the separate account at the direction of a committee;
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;
•	Change the investment objective of a subaccount;
•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;
•	Fund additional classes of variable life insurance policies through the separate account; and
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. This restriction will not apply to any transfer to the fixed account necessary to maintain the no lapse guarantee by increasing the Guaranteed Death Benefit Measure to zero. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Munder Net50	Munder Capital Management Seeks long-term capital appreciation.
Van Kampen Mid-Cap Growth	Van Kampen Asset Management Inc. Seeks capital appreciation.
T. Rowe Price Small Cap	T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Third Avenue Value	Third Avenue Management LLC Seeks long-term capital appreciation.
Templeton Transamerica Global	Templeton Investment Counsel, LLC Transamerica Investment Management, LLC Seeks long-term growth of capital.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Science & Technology	Transamerica Investment Management, LLC Seeks long-term growth of capital.
Marsico Growth	Banc of America Capital Management, LLC Seeks long-term growth of capital.
Legg Mason Partners All Cap	ClearBridge Advisors, LLC Seeks capital appreciation.
T. Rowe Price Equity Income

T. Rowe Price Associates, Inc.

Seeks to provide substantial dividend income, as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

Clarion Global Real Estate Securities

ING Clarion Real Estate Securities

Seeks long-term total return from investments primarily in equity securities of real estate companies that are economically tied to at least three different countries, including the United States. Total return will consist of realized and unrealized capital gains and losses plus income.

Federated Market Opportunity	Federated Equity Management Company of Pennsylvania Seeks total return by investing in securities that have defensive characteristics.
JPMorgan Core Bond	JPMorgan Investment Advisors Inc. Seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.
Transamerica Money Market	Transamerica Investment Management, LLC Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.
Asset Allocation – Moderate Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Conservative Portfolio*	Transamerica Fund Advisors, Inc. Seeks current income and preservation of capital. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Moderate Growth Portfolio *	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC

Portfolio	Sub-Adviser or Adviser and Investment Objective
Asset Allocation – Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation and current income. Portfolio Construction Consultant: Morningstar Associates, LLC
Transamerica Convertible Securities	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.
PIMCO Total Return	Pacific Investment Management Company LLC Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Equity	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica Growth Opportunities	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica U.S. Government Securities

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

JPMorgan Enhanced Index

J.P. Morgan Investment Management Inc.

Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index.

Capital Guardian Value

Capital Guardian Trust Company

Seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADR’s) and other U.S. registered foreign securities).

MFS High Yield

MFS® Investment Management

Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

BlackRock Large Cap Value	BlackRock Investment Management, LLC Seeks long-term capital growth to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Balanced

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica Small/Mid Cap Value	Transamerica Investment Management, LLC Seeks to maximize total return.
International Moderate Growth Fund	Morningstar Associates, LLC Seeks capital appreciation with current income as a secondary objective.
Fidelity VIP Index 500 Portfolio - Service Class 2 Shares

Fidelity Management & Research Company

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

ProFund VP Bull **	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.
ProFund VP OTC **	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.
ProFund VP Small-Cap **	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.
ProFund VP Short Small-Cap **	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Money Market **	ProFund Advisors LLC Seeks a high level of current income consistent with liquidity and preservation of capital.

*	Each asset allocation portfolio invests in a combination of underlying Series Fund and Transamerica IDEX Mutual Funds portfolios.

** The ProFunds VP portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds VP portfolios will bear additional investment risks. See the ProFunds VP portfolios prospectus for a description of the investment objectives and risks associated with investing in the ProFunds VP portfolios.

Transamerica Fund Advisors, Inc. ("Transamerica Advisors"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), and serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, Transamerica Advisors has engaged investment sub-advisers to provide portfolio management services. Transamerica Advisors and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding Transamerica Advisors and the investment sub-advisers.

Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Advisors for investment model creation and maintenance to the Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio and Asset Allocation – Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds VP portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds VP portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the ProFunds VP prospectus for more information regarding ProFund Advisors.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Series Fund portfolios at least in part because they are managed by Transamerica Fund Advisors, Inc., our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	the death benefit, transfer, cash and loan benefits;
	•	investment options, including premium allocations;
	•	administration of elective options; and
	•	the distribution of reports to owners.

Costs and expenses we incur:	•	costs associated with processing and underwriting applications;
	•	expenses of issuing and administering the Policy (including any Policy riders);
	•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
	•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the premium expense charge.

The premium expense charge is equal to:	•	0% of all premium payments in the first year and 3.0% of all premiums you pay thereafter.
•

Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary prior to attained age 100. We deduct this charge from the fixed account portion of the Policy cash value on the Monthiversary. Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	•	the monthly Policy charge for the Policy; plus
	•	the monthly cost of insurance charge for the Policy; plus
	•	the monthly per unit charge for the Policy; plus
	•	the portion of the monthly deduction for any benefits provided by riders attached to the Policy.

Monthly Policy Charge:

	•	This charge currently equals $8.00 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $15.00 per month.
	•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

	•	We deduct this charge each month. It varies each month and is determined as follows:

1.

reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

		2.	multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.
	•	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
> Band 1: $50,000 - $499,999
> Band 2: $500,000 - $999,999
> Band 3: $1,000,000 or more

•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
•	Cost of insurance rates are generally lower for each higher band of specified amount.
•

We determine your specified amount band by referring to the specified amount in force for the Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

Monthly Per Unit Charge:

This charge equals:
	>	the monthly per unit charge for the specified amount on the Policy date; plus
	>	the monthly per unit charge for any in-force riders on the Policy that have a monthly per unit charge; plus
	>	the monthly per unit charge for each increase in specified amount caused by a requested increase; minus
	>	the monthly per unit charge for any specified amount that has been decreased.
•

Currently we deduct this charge each month during the first 8 years from the Policy date, and 8 years following the date of any increase in specified amount or the addition of any rider. On a guaranteed basis, this charge could be assessed on all Policy years following the Policy date, and for all Policy years following the date of any increase in specified amount.

•

The monthly per unit charge that is set on the Policy date is based on the issue age of the insured. A separate monthly per unit charge is assessed following each increase in specified amount and the rate of that charge is based on the insured's age at the time of any increase in specified amount.

•	We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, which may be at a lower level of charge than is applied to the Policy.

Optional Insurance Riders:

•	The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured's issue age on the Policy date, issue age at the time of any requested increase in specified amount, specified amount band, gender, underwriting class, and the length of time from the Policy date or from the date of any requested increase in specified amount. The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”) and the insured's attained age, gender, and rate class. For non sub-standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance charge. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the risk factors of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified issue, guaranteed issue or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk, except that current rates are not guaranteed for the first 3 years under the riders.

Recovery of Monthly Deductions

If the unloaned portion of the fixed account minus any surrender charge on any Monthiversary is not sufficient to cover the monthly deduction due on such day, the cash value in the fixed account may even become negative, which is a more extreme situation than a negative net surrender value. We will accrue any such negative values without any accumulation of interest and require repayment by the owner out of future premiums or transfers from the subaccounts to the fixed account. If the primary insured dies before the owner pays the amount due, we will subtract the amount required to provide insurance to the date the primary insured died from any death benefit proceeds.

There are three situations where the cash value in the fixed account may become negative and invoke the recovery of monthly deductions rule.

1. While the no lapse guarantee is in effect and is supporting the Policy because the cash value in the fixed account is negative. This would occur if the Policy has not lapsed and been reinstated and the GDBM is at least zero, but the cash value in the fixed account has reached zero due to monthly deductions and investment performance. In this case we will not require a transfer from the subaccounts or initiate a grace period, but we will attempt to recover the deficit at some point in the future.

2. While a transfer/fixed account funding notice is pending and the cash value in the fixed account is negative. This would occur if the no lapse guarantee is not in effect because the Policy has lapsed and been reinstated or the GDBM is negative, the cash value in the fixed account is negative, and your cash value in the subaccounts is sufficient to pay the monthly deductions. We will mail a transfer/fixed account funding notice to your last known address and to any assignee of record. In the notice, a period of two Monthiversaries is allowed for you to pay an additional premium into the fixed account, make a transfer from the subaccounts to the fixed account or repay any loans to the fixed account. The notice will also show the minimum payment required and the final date on which such payment must be received by us in order to avoid an automatic transfer from the subaccounts. If the minimum amount due is not received by us within the stated period, a transfer of the minimum amount due will automatically be made on a pro rata basis from the subaccounts to the fixed account. Then we will take the deficit in monthly deductions from the fixed account.

3. While a grace period notice is pending and the cash value in the fixed account is negative. This would occur if the no lapse guarantee is not in effect because the Policy has lapsed and been reinstated or the GDBM is negative, the cash value in the fixed account is negative, and your cash value in the subaccounts is not sufficient to pay the monthly deductions. We will mail the grace period notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61 day period is called the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value. If you do pay sufficient money in to the fixed account before the Policy lapses then we will take the deficit in monthly deductions from the fixed account.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy's cash value in each subaccount multiplied by
•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 0. 50%.

Currently, the annual rate is equal to 0.0% of the average daily net assets of each subaccount. The guaranteed maximum charge is equal to 0.0% in Policy years 1 through 5 and 0.50% after the first 5 Policy years.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 15 Policy years (or during the 15-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount.

The initial specified amount has a 15-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 15-year surrender charge period and surrender charges that are based upon the amount of the increase, the insured's attained age, gender and rate class at the time of the increase.

There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy and you have not increased your specified amount within the past 15 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums not much higher than the GDBM Monthly Premium shown in your Policy; and/or
•	investment performance is low.

In addition, surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	•	the surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by
	•	the number of thousands of specified amount in the layer; multiplied by

•	the surrender charge factor; capped at

•	the unloaned portion of the policyowner's cash value in the fixed account, plus some portion of the subaccounts (see discussion of surrender charge cap below).

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force. The surrender charge factor varies by the insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Factors
End of Policy Year*	Factor for Issue Ages
	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	.98	.98	.97	.97	.96	.96	.95	.94
2	1.00	.97	.96	.95	.94	.93	.92	.91	.89
3	1.00	.96	.94	.93	.91	.90	.88.	.87	.84
4	1.00	.94	.92	.91	.88	.87	.84	.83	.79
5	1.00	.92	.90	.89	.85	.84	.80	.79	.74
6.90		.90	.90	.85	.82	.81	.76	.75	.69
7.80		.80	.80	.80	.80	.77	.72	.71	.64
8.70		.70	.70	.70	.70	.70	.70	.67	.59
9.60		.60	.60	.60	.60	.60	.60	.60	.54
10.50		.50	.50	.50	.50	.50	.50	.50	.49
11.40		.40	.40	.40	.40	.40	.40	.40	.40
12.30		.30	.30	.30	.30	.30	.30	.30	.30
13.20		.20	.20	.20	.20	.20	.20	.20	.20
14.10		.10	.10	.10	.10	.10	.10	.10	.10
15.00		.00	.00	.00	.00	.00	.00	.00	.00
*

The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

The surrender charge cap is as follows:

Starting 14 months after the Policy issue date, the amount of surrender charge will be capped at the sum of:

1. The unloaned portion of your cash value in the fixed account; and
2. A specified portion of your cash value in the subaccounts.

On the 14th Monthiversary, 100% of your cash value that is allocated to the subaccounts is part of the base used to pay the surrender charge. Thereafter, this percentage cap drops by 10% on each Monthiversary until it reaches zero on the 24th Monthiversary. After the 24th Monthiversary, the amount of surrender charge you pay is capped at the cash value you have in the fixed account, excluding any amount in the loan reserve account.

•       Surrender Charge Example 1: Assume a male non-tobacco user purchases the Policy at issue age 33 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 11. The surrender charge per $1,000 of specified amount is $14.28. This is multiplied by the surrender charge factor of .40.

>	The surrender charge	=	the surrender charge per $1,000 ($14.28) multiplied by the number of thousands of initial specified amount (100) multiplied by the surrender charge factor (.40)
=	$571.20.

>      Because this Policy was issued more than 24 months ago, the amount of surrender charge is capped at the cash value in the fixed account, excluding any amount in the loan reserve account, and no surrender charge is deducted from the subaccounts. If the unloaned portion of the policyowner's cash value in the fixed account is $400 and the cash value in the subaccounts is $3,000, then the surrender charge in this example is capped at $400. Because $400 is less than the calculated surrender charge of $571.20, the actual surrender charge is $400.

•       Surrender Charge Example 2: Assume a male non-tobacco user purchases the Policy at issue age 33 with a specified amount of $100,000. The Policy is surrendered on the 18th Monthiversary (18 months after issue). The surrender charge per $1,000 of specified amount is $14.28. This is multiplied by the surrender charge factor of 1.00. Before applying the surrender charge cap, the surrender charge equals the surrender charge per $1,000 ($14.28), multiplied by the number of thousands of initial specified amount (100), multiplied by the surrender charge factor (1.00), equals $1,428.00. Also assume the unloaned cash value in the fixed account is $300.00 and the total cash value in the subaccounts is $1,000.00. At 18 months from policy issue, the surrender charge cap is 100% of the unloaned cash value in the fixed account, plus 60% of the total cash value in the subaccounts, so the surrender charge is capped at $300.00 + 60% of $1,000.00 = $900.00. Since $900.00 is less than the calculated surrender charge of $1,428.00, the actual surrender charge is $900.00.

•

Surrender Charge Example 3: Assume a male non-tobacco user purchases the Policy at issue age 29 with a specified amount of $200,000 and increases the specified amount by $100,000 exactly four years later at age 33. The owner surrenders the Policy at the end of Policy year 15. The surrender charge period for the original $200,000 specified amount has expired so no surrender charge is assessed on the original specified amount. The $100,000 specified amount increase occurred 11 years ago, so the surrender charge associated with that increase equals the surrender charge per $1,000 for a male, age 33, non-tobacco user ($14.28), multiplied by the number of thousands of specified amount increase (100), multiplied by the surrender charge factor (.40), which equals $571.20. The amount of surrender charge is then capped at the cash value in the fixed account, so if there is $400 in the fixed account, then the final surrender charge is $400.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

Transfer Charge

•	We currently allow you to make 12 transfers each year free of charge.
•	Except as listed below, we charge $25 for each additional transfer.
•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•

Transfers due to loans or the exercise of conversion rights, or relating to On Time GDBM Funding, or due to reallocation of cash value immediately after the reallocation date, currently do not count as transfers for the purpose of assessing this charge.

•	Transfers via the Internet (currently not available with the ProFunds VP subaccounts) do not count as transfers for the purpose of assessing this charge.
•	Transfers between the ProFunds VP subaccounts do not count as transfers for the purpose of assessing this charge.
•	Transfers under asset rebalancing do count as transfers for the purpose of assessing this charge.
•	We will not increase this charge.

Loan Interest Spread

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary for standard loans. We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of standard loans currently is 0.75% annually (1.0% maximum guaranteed).

We will apply preferred loan rates charged on an amount equal to the unloaned portion of the cash value minus the cost basis. The cost basis is calculated as total premiums paid (less any cash withdrawals) plus the similarly calculated cost basis of any previous cash value life insurance policy that has been exchanged for the Policy under section 1035 of the Internal Revenue Code. For example, if the Policy cash value is $80,000 and the cost basis is $55,000 and the loan request amount is $35,000, then only $25,000 ($80,000-$55,000) of the $35,000 loan amount is eligible for the current preferred loan interest rate charged for the Policy year. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. After offsetting the 2.0% interest we credit, the net cost of preferred loans currently is 0% annually (0.25% maximum guaranteed). After the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year.
•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

•

Living Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.

•

Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•

Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. We assess a monthly per unit charge based on each insured’s issue age, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•

Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•

Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•

Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. We assess a monthly per unit charge based on the insured’s issue age, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Effective May 1, 2007, our affiliate, Transamerica Capital, Inc. (“TCI”), replaced our affiliate AFSG Securities Corporation ("AFSG"), as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios bear the costs of these advisory fees (see the prospectuses for the funds for more information). The amount of the payments we receive is based on a percentage of the assets of the particular fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

                The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Series Fund ***	0.00%	Fidelity Variable Insurance Products Fund	0.25%**
ProFunds VP	0.25%

*              Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**	We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

***           Because the Series Fund is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant.

•

Other payments. We and our affiliates, including TCI, InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be profits derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fees deducted from fund portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may provide our affiliates, and/or selling firms with wholesaling services to assist us in the distribution of the Policy; and (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2006, TCI received revenue sharing payments ranging from $1,475 to $40,725 (for a total of $291,627) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc., American Century Investment Management, MFS Investment Management, Evergreen Investments, Marsico Capital Management, Transamerica Investment Management, Pacific Investment Management Company LLC, Van Kampen Investments, Janus Capital Management, Jennison Associates, Lehman Brothers/Neuberger Berman, Legg Mason, AIM Funds, Alliance Bernstein, Federated Funds, Fidelity Funds, ING Clarion and Merrill Lynch.

Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing, distributing and administering the Policies, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	To designate or change beneficiaries before the death of the insured;
•	To receive amounts payable before the death of the insured;
•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
•	To change the owner of the Policy; and
•	To change the specified amount or death benefit option type of the Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application. Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date we receive it, subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	to assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	To reflect a change in the operation of the separate account; or
•	To provide additional subaccounts and/or fixed account options.

We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Purchasing a Policy

To purchase a Policy, you must submit a completed application (listing your choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage for the Base Policy:

>	band 1: $50,000 - $499,999
>	band 2: $500,000 - $999,999
>	band 3: $1,000,000 and over

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	the amounts applied for under all conditional receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	the date of application;
	•	the date of the last medical examination, test, and other
screenings required by us, if any (the “Effective
Date”). Such conditional insurance will take effect as
of the Effective Date, so long as all of the following
requirements are met:
1.

Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

		2.	As of the Effective Date, all statements and answers given in the application must be true;
3.

The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing office within the lifetime of the proposed insured;

4.

All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing office within 60 days of the date the application was signed; and

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our mailing office.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or
	d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	•	the conditional receipt is not valid unless:
> all blanks in the conditional receipt are completed; and
> the Receipt is signed by a registered representative or authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•

If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our mailing office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue, with the following changes, which may vary by state:

•	We will no longer accept any further premium payments;
•	We will no longer deduct the monthly deductions;
•	We will continue to deduct the mortality and expense risk charge, if any;
•	Interest will continue to accrue on any Policy loans, as before, and all loans, new and existing, are considered preferred loans;
•	We will continue to accept Policy loan repayments and loan interest payments; and
•	We will continue to permit Policy loans and withdrawals to be made.

Policy Features

Premiums

Premium Payments

                The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least large enough to pay a net premium of the GDBM Monthly Premium into the fixed account.

                We guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums into the fixed account sufficient to bring the Guaranteed Death Benefit Measure to at least zero and the Policy has not lapsed and been reinstated. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect.

The initial GDBM Monthly Premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the GDBM Monthly Premium if you change death benefit options, increase or decrease the specified amount, or if any of the riders are added, or, if in force, riders are increased or decreased. We will notify you of the new GDBM Monthly Premium. We also reserve the right to require, before we issue a Policy, that the initial premium and the planned premium are at least large enough to pay a net premium of the GDBM Monthly Premium into the fixed account.

               Your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, as long as the Guaranteed Death Benefit Measure equals at least zero and the Policy has not lapsed and been reinstated. If the unloaned portion of your cash value in the fixed account minus any surrender charge on any Monthiversary is not sufficient to cover the monthly deduction due on such day and the no lapse guarantee is not in effect, but your cash value in the subaccounts is sufficient, we will mail to you a transfer/fixed account funding notice requesting that additional funding be paid into the fixed account within two Monthiversaries. This money can be transferred from the subaccounts. If you do not make the required payment within two Monthiversaries, we will manually transfer the required amount to the fixed account from the subaccounts on a pro rata basis.

                We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

                If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us.

                Tax-Free Exchanges ("1035 Exchanges"). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our mailing office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

               Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse guarantee is not in effect because the Policy has lapsed and been reinstated or the GDBM is less than zero) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Premium Limitations

                We may require premium payments to be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitation, if applicable, by which the Policy qualifies as life insurance under federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with interest, within 60 days after the end of that Policy year. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:

•	allocation percentages must be in whole numbers;
•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and
•

unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000. This restriction will not apply to any transfer to the fixed account necessary to increase the Guaranteed Death Benefit Measure to zero.

               Currently, you may change the allocation instructions for additional premium payments without charge by writing us or calling us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective as of the valuation date on which we receive the change at our mailing office. Upon instructions from you, the registered representative of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing office before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account (or as otherwise mandated by state law) as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date (or the record date if your Policy is backdated), plus the number of days in your state's free-look period, plus five days. Please contact your registered representative for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application.

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our mailing office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•

The Policy allows a transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the prior Policy year from the fixed account. However, the transfer may not be greater than the unloaned portion of the fixed account on that date minus any surrender charge as of the previous Monthiversary. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. This restriction will not apply to any transfer to the fixed account necessary to increase the Guaranteed Death Benefit Measure to zero.

•	You currently may request transfers in writing (in a form we accept), by fax, by telephone to our mailing office or electronically through our website (www.westernreserve.com).
•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below,we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	We consider all transfers made in any one day to be a single transfer.
•

Transfers resulting from loans or the exercise of conversion rights, or relating to On Time GDBM funding, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet (currently not available with the ProFunds VP subaccounts) are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers between the ProFunds VP subaccounts do not count as transfers for the purpose of assessing the transfer charge.
•	Transfers under asset rebalancing do count as transfers for the purpose of assessing the transfer charge.
•

Transfers from any ProFunds VP subaccount to any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer. Transfer requests received via overnight or priority delivery will be returned to you.

We will process any transfer order we receive at our mailing office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order at our mailing office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds VP subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds VP subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)        dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading. Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by Standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about you and your trading activities in and out of one or more portfolios of the fund. In addition, a new fund may require us to restrict or prohibit your purchases and exchanges of shares of a specified portfolio if the fund identifies you as violating the frequent trading policies established for that portfolio.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds VP Subaccounts. The restrictions above do not apply to ProFunds VP subaccounts. However, you may only transfer from ProFunds VP subaccounts to non-ProFunds VP subaccounts by sending us your written request, with original signature authorizing each transfer, through standard United States Postal Service First Class mail (no expedited transfers). Transfers that involve only the ProFunds VP subaccounts may generally use expedited transfer privileges(not available through the Internet).

Because the above restrictions do not apply to the ProFunds VP subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 727-299-1620.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.
•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing office.
•	We will not be responsible for same-day processing of transfers if faxed to a number other than 727-299-1620.
•

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your registered representative of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

>	25% of the amount in the fixed account; or
>	the amount you transferred from the fixed account in the immediately prior Policy year.

However, the transfer may not be greater than the unloaned portion of the fixed account on that date minus any surrender charge as of the previous Monthiversary.

                We will make the transfer at the end of the valuation date on which we receive the request. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet. Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. This restriction will not apply to any transfer to the fixed account necessary to increase the Guaranteed Death Benefit Measure to zero.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our mailing office.

On Time GDBM Funding

                On Time GDBM Funding is a program through which we automatically transfer funds equal to the GDBM Monthly Premium to fund the Policy’s no lapse guarantee. We transfer amounts from subaccounts, and in dollar amounts, that you specify. If funds are not available to transfer as directed on a particular Monthiversary, the funds will be transferred from all subaccounts in proportion to the value each bears to the total cash value in the subaccounts. If the total cash value in the subaccounts is less than the GDBM Monthly Premium for that month, a transfer will not occur and the no lapse guarantee will not be in effect until the fixed account is sufficiently funded.

We may modify, suspend, or discontinue On Time GDBM Funding at any time.

Asset Rebalancing Program

                We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. This program does not guarantee gains. A subaccount may still have losses.

               You may elect asset rebalancing to occur monthly, quarterly, semi-annually or annually. Once we receive the asset rebalancing request form at our mailing office, we will change all your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	you must submit to us at our mailing office a completed asset rebalancing request form signed by the owner,; and
	•	you may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	•	we receive at our mailing office a request to discontinue participation from you, your registered representative or your agent of record;
	•	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	•	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

                We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

                Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

                We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agents or investment advisors. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

                Please note: Policies managed by your insurance agent also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “Transfers – Disruptive Trading and Market Timing” Since transfer activity under contracts managed by an insurance agent or third party investment adviser may result in unfavorable consequences to all policyowners invested in the affected options we reserve the right to limit the investment options available to a particular owner whose policy is managed by the advisor or to impose other transfer restrictions we deem necessary. In addition, Western Reserve may enter into administrative agreements with insurance agents or investment advisors that impose limits on their ability to request financial transactions on behalf of one or more policyowners, which also may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your insurance agent. You and your insurance agent will be informed of all such restrictions on an ongoing basis. Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value

•

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.
•	Equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.

•	Is determined on the Policy date and on each valuation date.
•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our mailing office.

Net surrender value on any valuation date equals:	•	the cash value as of such date; minus
	•	any outstanding Policy loan amount; minus
	•	any accrued Policy loan interest; minus
	•	any surrender charge.

Subaccount Value

Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	•	units purchased with additional net premium(s); plus
	•	units purchased through transfers from another subaccount or the fixed account; minus
	•	units redeemed to pay for cash withdrawals; minus
	•	units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus
	•	units redeemed to pay for a cash withdrawal or transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received at our mailing office.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•

the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account, less the first monthly deduction out of the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	the sum of net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	total interest credited to the fixed account; minus
	•	amounts charged to pay for monthly deductions; minus
	•	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals or transfer charges; minus
	•	amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our mailing office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus
	•	any monthly deductions due under the recovery of monthly deductions provision; minus
	•	any outstanding loan amount; minus
	•	any accrued loan interest; plus
	•	any additional insurance in force provided by rider

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

                The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase. Adjustments will be reflected in the monthly deduction.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT)." You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and risk class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different than the corridor under the GLPT. Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor. Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Under the Guideline Premium Test

Death Benefit Option A equals the greatest of:	1.	the current specified amount; or
	2.	a specified percentage called the "limitation percentage," as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 99	100%
100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, so long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option A equals the greatest of:	1.	the current specified amount; or
	2.

a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference of the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, rate band, and attained age at the beginning of each Policy year.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has had no withdrawals or decreases in specified amount, and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy, not including the rider, must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the Policy, not including the rider, will exceed the $100,000 specified amount. The figure of $48,520 is derived because 297% of ($48,520 – $14,850) equals $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, so long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Policy, not including the rider, will equal the specified amount of the Policy.

Under the Guideline Premium Test

Death Benefit Option B equals the greatest of:	1.	the current specified amount; plus the cash value on the insured's date of death; or

2.	the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived because 250% of $66,667 equals $100,000 + $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option B equals the greatest of:	1.	the current specified amount; plus the cash value on the primary insured's date of death; or
	2.

a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured's attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Policy, not including the rider, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, the death benefit for the Policy, not including the rider, will be greater than the specified amount plus cash value. The figure of $73,149 is derived because 297% of ($73,149 – $14,850) equals $100,000 + $73,149. Each additional dollar of cash value above $73,149 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Policy, not including the rider, will be the specified amount plus the cash value of the Policy.

Death Benefit Option C equals the greatest of:	1.	death benefit Option A; or
	2.	the current specified amount, multiplied by an age-based "factor" equal to the lesser of
		• 1.0 or

• 0.04 times (95 minus insured's attained age at death) (the "factor" will never be less than zero); plus the cash value on the insured's date of death; or
3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C--Three Illustrations.

1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Death Benefit After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount.

•	You must send your written request to our mailing office.
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

•	You may not change the death benefit option after the insured attains age 95.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not already decreased the specified amount that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not already increased the specified amount that year. An increase or decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium or cash value accumulation tax compliance, your GDBM Monthly Premium, and your ability to maintain the no lapse guarantee, and may have adverse federal tax consequences.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and monthly per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new GDBM Monthly Premium and surrender charge schedule.

You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

Conditions for and impact of decreasing the specified amount:	•	you must send your written request to our mailing office;
	•	decreases are only allowed after the third Policy year;
	•	you may not increase your specified amount in the same Policy year that you decrease your specified amount;
	•	you may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page;
	•	you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
•

until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount;

	•	a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;
•

if a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the decrease in specified amount; and

	•	a decrease in specified amount will cause a new GDBM Monthly Premium to be calculated. The new GDBM Monthly Premium is effective on the date of decrease.

Conditions for and impact of increasing the specified amount:	•	we will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday;
	•	your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;
	•	a requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;
	•	we may require your requested increase in specified amount to be at least $10,000;

•	you may not decrease your specified amount in the same Policy year that you request an increase in your specified amount;
•

if an increase to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the increase in specified amount;

•	an increase in specified amount will cause a new GDBM Monthly Premium to be calculated. The new GDBM Monthly Premium is effective on the date of increase; and
•	each increase in specified amount will have its own surrender charge that applies for 15 years after the date of each increase. This charge may significantly reduce your net surrender value.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in the SAI.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing office. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15-year period subsequent to an increase in specified amount). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	•	You must send your written cash withdrawal request with an original signature to our mailing office. You may also fax your withdrawal request to us if it is less than $50,000 at 727-299-1620.
	•	We allow one cash withdrawal per Policy year.

•

We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 5 Policy years, the amount of the withdrawal from the fixed account may be limited to no more than 10% of the unloaned portion of the cash value in the fixed account minus the surrender charge that we would assess if you were to surrender the Policy. After the 5th Policy year, for amounts in the fixed account, the amount of a withdrawal may be limited to no more than the unloaned portion of the cash value in the fixed account, less $500. For all Policy years after the first year, withdrawals from the subaccounts are available up to the subaccount cash value minus any surrender charge in the first two Policy years and without limitation thereafter.

•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•

You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each subaccount in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro-rata from the subaccounts until they are depleted, and then from the fixed account.

•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our mailing office.
•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher GDBM Monthly Premiums.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting our mailing or administrative office.

Canceling a Policy

You may cancel a Policy for a refund during the "free-look period" by returning it, with a written request to cancel the Policy, to our mailing or administrative office, to one of our branch offices or to the registered representative who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our mailing or administrative office. The amount of the refund will be:

•	your cash value in the subaccounts and the fixed account on the date we (or our registered representative) receive the returned Policy at our mailing or administrative office; plus
•	any charges and taxes we deduct from your premiums; plus
•	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account.

Some states may require us to refund all of the premiums you paid for the Policy. In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.”

Loans

General

As long as the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to	•	we may require you to borrow at least $500;
certain conditions:	•	from the fixed account, the maximum amount you may borrow is the unloaned portion of your cash value in the fixed account minus any surrender charge; and
	•	from the subaccounts, the maximum amount available is the cash value in a subaccount minus any surrender charge in the first two Policy years, and the cash value without limitation thereafter.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn pro-rata from the subaccounts until they are depleted, and then from the fixed account. We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our mailing office. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at 727-299-1620 (subject to a $500,000 limit by fax). We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing office and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). We will charge a preferred loan charge rate on an amount equal to the unloaned portion of the cash value minus the cost basis. The cost basis is calculated as the total premiums paid minus cash withdrawals; plus the similarly calculated cost basis of any previous cash value life insurance policy that has been exchanged for the Policy under Section 1035 of the Internal Revenue Code. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. On and after the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will affect the value in the separate account because we credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. The Policy provides a no lapse guarantee. See below. If the no lapse guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums (as discussed below) to offset the monthly deductions we make for Policy charges.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Guarantee

This Policy provides a no lapse guarantee. The no lapse guarantee will be in effect and your Policy will not enter the grace period if the Guaranteed Death Benefit Measure is at least zero and the Policy has not lapsed and been reinstated. If the unloaned portion of your cash value in the fixed account minus any surrender charge on any Monthiversary is not enough to pay your monthly deduction, and the no lapse guarantee is in effect, the excess amount due will not be taken from the subaccounts.

On each Monthiversary we determine whether the Policy has sufficient value and whether the no lapse guarantee is in effect. We act according to the following flow chart of possibilities:

Is the cash value in the unloaned portion of the fixed account minus surrender charges sufficient to cover the monthly deductions?
¡
Yes	¡	No
We take the monthly deductions from the fixed account and the Policy continues.	Is the no lapse guarantee in effect?

¡
Yes	¡
(if the GDBM is at least	¡
zero and the Policy has never	¡
lapsed and been reinstated)	¡	No

We take monthly deductions from the unloaned portion of the fixed account. If we are unable to take the full monthly deduction, we may recover any deficit from future premiums directed into the fixed account. It may be necessary to continue premiums or transfers into the fixed account to continue to keep the no lapse guarantee in effect.

Is the cash value in the subaccounts minus surrender charges sufficient to cover the monthly deductions?

¡
Yes	¡	No

We mail the owner a transfer/fixed account funding notice to allow the owner to send a premium or transfer into the fixed account. If the owner does not respond in the timeframe allowed, we will force a transfer from the subaccounts to the fixed account.

We mail a grace period notice to allow the owner to send a premium. If the owner does not respond in the timeframe allowed, the Policy will lapse.

The no lapse guarantee available under this Policy will be in effect and your Policy will not enter the grace period if the Guaranteed Death Benefit Measure is at least zero and the Policy has not lapsed and been reinstated. If the unloaned portion of your cash value in the fixed account, minus the entire surrender charge on any Monthiversary, is not enough to pay your monthly deduction, and the no lapse guarantee is in effect, the excess amount due will not be taken from your cash value in the subaccounts.

If your cash value in the unloaned portion of the fixed account minus the surrender charges on any Monthiversary is not sufficient to cover the monthly deduction due on such day and the no lapse guarantee is not in effect, but your cash value in the subaccounts is sufficient, we will mail a transfer/fixed account funding notice to your last known address and to any assignee of record. In the notice, a period of two Monthiversaries is allowed for you to pay an additional premium into the fixed account, make a transfer from the subaccounts to the fixed account or repay any loans to the fixed account. The notice will also show the minimum payment required and the final date on which we must receive such payment in order to avoid an automatic transfer from the subaccounts. If the minimum amount due is not received by us within the stated period, we will automatically transfer the minimum amount due to the fixed account from the subaccounts, on a pro rata basis.

If the no lapse guarantee is not in effect because the Guaranteed Death Benefit Measure falls below zero, you may restore the no lapse guarantee by paying sufficient additional premium into the fixed account, by transferring sufficient cash value from the subaccounts to the fixed account, or by repaying a sufficient amount of your loans to the fixed account.

Guaranteed Death Benefit Measure (“GDBM”)

The GDBM tracks the amount and timing of money you pay in or remove from the fixed account each month and is used to determine whether the no lapse guarantee is still in effect. On the Policy date the GDBM is the net premium paid into the fixed account minus one GDBM Monthly Premium. On each Monthiversary thereafter, the GDBM is equal to:

1.	the GDBM from the prior Monthiversary; plus

2.      the GDBM Credit – i.e., the GDBM Credit Rate (5% annually) applied to the GDBM (if positive); plus

3.	net premiums, transfers and loan repayments into the fixed account during the prior month; minus
4.	transfers, withdrawals, loans and loan interest removed from the fixed account during the prior month; minus
5.	the GDBM Monthly Premium.

Note: The GDBM Credit is a factor in the calculation of the accumulation of the GDBM; it is not a monetary credit that increases the cash value, the net surrender value, or the amount of the death benefit.

GDBM Monthly Premium

On each Monthiversary, the GDBM Monthly Premium is equal to:

1.	the GDBM Monthly Premium shown on the policy schedule pages; plus
2.	the GDBM Monthly Premium corridor (if applicable), which is equal to:

a.	the amount at risk minus the specified amount (if this difference is positive); multiplied by
b.	the current cost of insurance for the most recent increase on the Policy: divided by
c.	1,000.

Effect of changes on GDBM Monthly Premium:	•

If you change death benefit options, increase or

decrease the specified amount, or add, increase or decrease supplemental benefits (riders), we will recalculate the amount of the GDBM Monthly Premium and notify you. Depending upon the change made to the Policy or rider and the resulting impact on the level of the GDBM Monthly Premium, you may need to pay additional premiums to keep the Policy in force.

You will eliminate the risk of Policy lapse if you keep the no lapse guarantee in effect. Before you take a cash withdrawal or a loan, increase or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect of your action on the no lapse guarantee. In general, increases in coverage result in an increased GDBM Monthly Premium and decreases in coverage result in a decreased GDBM Monthly Premium.

The following example shows how the GDBM calculation might be carried out on a month by month basis over one Policy year.

Month	(1) Prior Month GDBM	(2) 5% GDBM Credit	(3) Credits to Fixed Account	(4) Debits to Fixed Account	(5) GDBM Monthly Premium	(6) End of Month GDBM
1	0.00	0.00	200.00	0.00	100.00	100.00
2	100.00	0.41	200.00	0.00	100.00	200.41
3	200.41	0.82	200.00	0.00	100.00	301.23
4	301.23	1.23	700.00	0.00	100.00	902.46
5	902.46	3.68	200.00	0.00	100.00	1,006.14

Month	(1) Prior Month GDBM	(2) 5% GDBM Credit	(3) Credits to Fixed Account	(4) Debits to Fixed Account	(5) GDBM Monthly Premium	(6) End of Month GDBM
6	1,006.14	4.10	200.00	0.00	100.00	1,110.24
7	1,110.24	4.52	200.00	0.00	100.00	1,214.76
8	1,214.76	4.95	200.00	0.00	100.00	1,319.71
9	1,319.71	5.38	200.00	0.00	150.00	1,375.09
10	1,375.09	5.60	200.00	1,000.00	150.00	430.69
11	430.69	1.75	200.00	0.00	150.00	482.44
12	482.44	1.97	200.00	0.00	150.00	534.41

(1) = Prior month GDBM.

(2) = The monthly equivalent of 5% annual growth on (1) Prior Month GDBM.

(3) = Premiums, transfers, and loan repayments into the fixed account during the month. In this example, $200 premium is paid into the fixed account each month and $500 is transferred to the fixed account from the subaccounts in month 4.

(4) = Transfers, withdrawals, loans and loan interest removed from the fixed account during the month. In this example, a $1,000 loan is taken from the fixed account in month 10.

(5) = GDBM Monthly Premium as shown on the Policy schedule pages or as modified after issue. In this example, the GDBM Monthly Premium is originally 100.00 but increases to 150.00 with a Policy specified amount increase in month 9.

(6) = (1) + (2) + (3) – (4) – (5).

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our mailing office;
•	provide evidence of insurability satisfactory to us;
•

pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The no lapse guarantee will not be reinstated. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•

Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of policyowners;
•	the SEC determines that an emergency exists that would make the disposal of or the determination of the value of, securities held in the separate account not reasonably practicable; or
•	when mandated under applicable law.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the date the insured dies; or
•	the end of the grace period; or
•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states, certain benefits and features may vary by state and may be available under a different name in some states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Accidental Death Benefit Rider

Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy's specified amount).

Subject to certain limitations, we will pay the face amount if the death of the primary insured results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;
•	the death occurs within 90 days of the accident; and
•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured's 70th birthday; or
•	the date the Policy terminates; or
•	the Monthiversary when the rider terminates at the owner's request.

Other Insured Rider

This rider may insure the spouse (or a non-spouse Other Insured when required by state law) and/or dependent children of the primary insured. Please note that if a non-spouse Other Insured, as required by state law, is the insured, there may be adverse tax consequences. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-85 is $10,000. The maximum face amount is the lesser of $1,000,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider's face amount when we receive proof at our mailing office of the other insured's death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

Conditions to convert the rider:	•	your request must be in writing and sent to our mailing office;
	•	the other insured has not reached his/her 86th birthday;
	•	the new policy is any permanent insurance policy that we currently offer for conversion;
•

subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

	•	we will base the premium for the new policy on the other insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

•	the Policy anniversary on or following the other insured's 100th birthday; or
•	the date the Policy terminates for any reason except for death of the primary insured; or
•	31 days after the death of the primary insured; or
•	the date of conversion of this rider; or
•	the Monthiversary on which the rider is terminated upon written request by the owner.

Disability Waiver of Monthly Deductions Rider

Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured's issue age is between 15 and 55 years of age at the time the rider is purchased. This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof that:

•	the primary insured is totally disabled;
•	the primary insured's total disability began before the Policy anniversary on or following the primary insured's 60th birthday; and
•	the primary insured's total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured's recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided the cash value minus loans and accrued loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the monthly deduction benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•

the date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

•	the date the Policy terminates; or
•	the Monthiversary on which this rider is terminated on written request by the owner.

When we are paying benefits under the rider, due to the primary insured's total disability, on the Policy anniversary after the insured's 60th birthday, the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider. The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age. This rider is not available together with the Disability Waiver of Monthly Deductions Rider. In order to pay a benefit, we must receive proof that:

•	the primary insured is totally disabled;
•	the primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60th birthday; and
•	the primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider. We will apply the benefit each month on the Monthiversary. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•

the later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

•	the date the Policy terminates; or
•	the Monthiversary on which this rider is terminated on written request by the owner.

Primary Insured Rider Plus ("PIR Plus")

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	•	the rider increases the Policy's death benefit by the rider's face amount;
	•	the rider may be purchased from issue ages 0-85;
	•	the minimum purchase amount for the rider is $25,000. There is no maximum purchase amount;
	•	we do not assess any additional surrender charge for the rider;
•

generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and terminates at age 100, and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed;

	•	you may cancel or reduce your rider coverage without decreasing your Policy's specified amount;
	•	you may generally decrease your Policy's specified amount without reducing your rider coverage; and
	•	subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	•	your request must be in writing and sent to our mailing office;
	•	the primary insured has not reached his/her 86th birthday;
	•	the new policy is any permanent insurance policy that we currently offer for conversions;
	•	we may allow an increase to the Policy’s specified amount if the Policy and all of the riders in force allow such an increase;
•

the amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Policy; and

	•	we will base your premium on the primary insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	the Policy anniversary on or following the primary insured’s 100th birthday; or
	•	the date the Policy terminates; or
	•	the date you fully convert this rider; or
	•	the Monthiversary on which you terminate the rider by written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR Plus. It may cost you more to keep a higher specified amount under the base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus. Any changes to the coverage of this rider may affect your GDBM monthly premium.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our mailing office that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by
•	the election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	the benefit available under any PIR Plus in force.
•	a single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;
•	the date a settlement option takes effect;
•	the date we pay a single-sum benefit; or
•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. Suppose that the current yield on 90-day Treasury bills is 6.00% and the Policy loan interest rate is 2.75%. Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50/ 1.06) - ($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. Effective May 1, 2007, our affiliate, TCI, replaced our affiliate, AFSG, as principal underwriter for the Policies. We have entered into a principal underwriting and distribution agreement with TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2006, is expected to be, on average, 58% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.25% of the Policy's subaccount value (excluding the fixed account), on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by NASD rules, Western Reserve, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation that We Pay to Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are ISI and WGS, both affiliates, who sell Western Reserve products.

Western Reserve underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Western Reserve is compensated by ISI for these expenses based on ISI’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

WGS receives a 4% expense allowance on all commissions paid on first year variable life target premiums paid for sales of Western Reserve’s variable life insurance products. In addition, WGS indirectly receives a payment of 2% of first year variable life target premiums as a licensing and commission allowance.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example,

ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $4,000 to $26,500 in 2006 for the sales of the Western Reserve’s insurance products.

During 2006, we had entered into “preferred product” arrangements with ISI, WGS, Girard Securities, Berthel Fisher, Equity Leadership Securities Group and Investors Capital Corp. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2006
Girard Securities	$4,000
Berthel Fisher	$10,000
Investors Capital Corp.	$14,500
Equity Leadership Securities Group	$26,500

                No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

There continues to be significant federal and state regulatory activity relating to financial services companies. Western Reserve and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (“SEC”). In particular, Western Reserve has responded to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by Western Reserve, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution.  Western Reserve and its affiliates are actively working with the SEC in this matter; however, the exact resolution cannot be determined at this time.  Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, Western Reserve does not believe the resolution will be material to its financial position. Western Reserve and/or its affiliates, and not the separate account or its policyowners, will bear the costs regarding these regulatory matters.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount's actual historical investment performance, modified to reflect certain of the Policy’s fees and charges. The total return of a subaccount measures performance from the date the subaccount begins investing in the underlying portfolios. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5, and 10 years, the total return for these periods are provided, adjusted to reflect certain fees and charges for the Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

The numbers reflect deductions for the annual guaranteed mortality and expense risk charge (0.0% through Policy year 5, and 0.50%, thereafter), investment management fees and direct fund operating expenses.

These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Average Annual Subaccount Total Return

For the Periods Ended on December 31, 2006

Subaccount	1 Year	3 Years	5 Years	10 Years or Inception	Subaccount Inception Date
WRL Asset Allocation – Conservative Portfolio	9.36%	8.02%	N/A	7.58%	05/01/02
WRL Asset Allocation – Growth Portfolio	15.48%	13.88%	N/A	10.25%	05/01/02
WRL Asset Allocation – Moderate Growth Portfolio	13.71%	12.31%	N/A	9.58%	05/01/02
WRL Asset Allocation – Moderate Portfolio	11.38%	10.00%	N/A	8.48%	05/01/02
WRL BlackRock Large Cap Value†(1)	16.77%	16.91%	12.19%	9.92%	05/01/96
WRL Capital Guardian Value	16.35%	13.44%	N/A	10.03%	05/01/02
WRL Clarion Global Real Estate Securities	41.89%	28.70%	24.49%	15.61%	05/01/98
WRL Federated Market Opportunity†(2)	2.74%	5.56%	8.49%	10.61%	03/01/94
WRL JPMorgan Core Bond†(3)	3.88%	3.55%	4.93%	5.82%	10/02/86
WRL JPMorgan Enhanced Index	15.17%	9.73%	N/A	7.32%	05/01/02
WRL Legg Mason Partners All Cap(4)	18.39%	10.34%	6.44%	7.91%	07/01/99
WRL Marsico Growth	5.31%	8.62%	3.70%	0.98%	07/01/99
WRL MFS High Yield	10.58%	7.36%	N/A	8.67%	05/01/03
WRL Munder Net50	0.00%	7.55%	5.01%	0.57%	07/01/99
WRL PIMCO Total Return	4.17%	3.64%	N/A	4.70%	05/01/02
WRL Templeton Transamerica Global†(5)	18.62%	11.57%	4.85%	7.81%	03/01/94
WRL Third Avenue Value	15.93%	19.66%	15.66%	13.78%	01/02/98
WRL Transamerica Balanced	9.04%	9.33%	N/A	7.65%	05/01/02
WRL Transamerica Convertible Securities	10.80%	9.17%	N/A	0.03%	05/01/02
WRL Transamerica Equity	8.63%	13.51%	N/A	11.26%	05/01/02
WRL Transamerica Growth Opportunities	5.05%	12.41%	N/A	8.82%	05/01/02
WRL Transamerica Money Market† (6)	4.70%	2.83%	2.14%	3.57%	10/02/86
WRL Transamerica Science & Technology	1.00%	3.63%	0.79%	(11.41)%	05/01/00
WRL Transamerica U.S. Government Securities	3.24%	2.90%	N/A	3.62%	05/01/02
WRL Transamerica Value Balanced†	15.13%	10.46%	6.89%	7.13%	01/03/95

WRL T. Rowe Price Equity Income	18.79%	12.34%	7.87%	4.74%	07/01/99
WRL T. Rowe Price Small Cap	3.56%	8.07%	5.19%	3.72%	07/01/99
WRL Van Kampen Mid-Cap Growth†	9.82%	8.12%	1.65%	8.07%	03/01/93

Fidelity VIP Index 500 Portfolio	15.31%	9.95%	N/A	11.42%	10/31/03

S&P 500†	13.62%	8.45%	4.32%	6.71%	10/02/86

†	Shows ten year performance.
(1)	Formerly Mercury Large Cap Value.
(2)	Formerly AEGON Bond.
(3)	Formerly Federate Growth & Income.
(4)	Formerly Salomon All Cap.
(5)	Formerly Templeton Great Companies Global.
(0)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(7)	Formerly Great Companies – TechnologySM.

Because the WRL International Moderate Growth Fund subaccount commenced operations on May 1, 2006, and the ProFund VP Bull, ProFund VP OTC, ProFund VP Money Market, ProFund VP Short Small-Cap and ProFund VP Small-Cap subaccounts commenced operations on June 12, 2006, the above Table does not reflect rates of return for these subaccounts.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

Table 2

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2006

Portfolio	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
Asset Allocation – Conservative Portfolio	9.36%	8.02%	N/A	7.58%	05/01/02
Asset Allocation – Growth Portfolio	15.48%	13,88%	N/A	10.25%	05/01/02
Asset Allocation – Moderate Growth Portfolio	13.71%	12,31%	N/A	9.58%	05/01/02
Asset Allocation – Moderate Portfolio	11.38%	10.00%	N/A	8.48%	05/01/02
BlackRock Large Cap Value†(1)	16.77%	16.91%	12.19%	9.92%	05/01/96
Capital Guardian Value† (2)	16.35%	13.44%	9.26%	8.56%	05/27/93
Clarion Global Real Estate Securities	41.89%	28.70%	24.49%	15.61%	05/01/98
Federated Market Opportunity†(3)	2.74%	5.56%	8.49%	10.61%	03/01/94
JPMorgan Core Bond†(4)	3.88%	3.55%	4.93%	5.82%	10/02/86
JPMorgan Enhanced Index(5)	15.17%	9.73%	5.14%	6.96%	05/02/97
Legg Mason Partners All Cap(6)	18.39%	10.34%	6.44%	8.75%	05/03/99
Marsico Growth	5.31%	8.62%	3.70%	1.42%	05/03/99
MFS High Yield(7)	10.85%	7.36%	8.23%	4.83%	06/01/98
Munder Net50	0.00%	7.55%	4.99%	(1.56)%	05/29/01
PIMCO Total Return	4.17%	3.64%	N/A	4.70%	05/01/02
Templeton Transamerica Global†(8)	18.62%	11.71%	4.85%	7.80%	12/03/92
Third Avenue Value	15.93%	19.66%	15.66%	13.78%	01/02/98
Transamerica Balanced	9.04%	9.33%	N/A	7.65%	05/01/02
Transamerica Convertible Securities	10.80%	9.17%	N/A	9.03%	05/01/02
Transamerica Equity† (9)	8.63%	13.51%	8.32%	12.30%	12/31/80
Transamerica Growth Opportunities(10)	5.05%	12.41%	9.79%	10.73%	05/02/01
Transamerica Money Market† (11)	4.70%	2.83%	2.14%	3.57%	10/02/86
Transamerica Science & Technology(12)	1.00%	3.63%	0.79%	(11.41)%	05/01/00

Transamerica Small/Mid Cap Value†	17.89%	15.83%	12.39%	15.00%	05/04/93
Transamerica U.S. Government Securities† (13)	3.24%	2.90%	3.47%	4.76%	05/13/94
Transamerica Value Balanced†	15.13%	10.46%	6.89%	7.13%	01/03/95
T. Rowe Price Equity Income† (14)	18.79%	12.34%	9.18%	12.23%	01/03/95
T. Rowe Price Small Cap	3.56%	8.07%	5.17%	5.16%	05/03/99
Van Kampen Mid-Cap Growth†	9.82%	8.12%	1.65%	8.07%	03/01/93

Fidelity VIP Index 500 Portfolio	13.76%	11.29%	5.60%	0.80%	01/12/00

ProFund VP Bull	13.64%	7.76%	3.60%	0.54%	05/01/01
ProFund VP OTC	5.44%	0.04%	(2.07)%	0.22%	01/22/01
ProFund VP Money Market	2.29%	0.72%	0.41%	0.13%	10/29/01
ProFund VP Short Small-Cap	(11.82)%	(8.03)%	N/A	(0.42)%	09/03/02
ProFund VP Small-Cap	14.75%	6.11%	5.73%	0.42%	05/01/01

S&P 500†	13.62%	8.45%	4.32%	6.71%	10/02/86

†	Shows ten year performance.
(1)	Formerly Mercury Large Cap Value.
(2)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(3)	Formerly Federated Growth & Income.
(4)	Formerly AEGON Bond.
(5)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(6)	Formerly Salomon All Cap.
(7)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.

(8)	Formerly Templeton Great Companies Global.
(9)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(10)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(11)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(12)	Formerly Great Companies – TechnologySM.
(13)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

(14)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

Because the International Moderate Growth Fund portfolio did not commence operations until May 1, 2006, the above Table does not reflect rates of return for this portfolio.

The annualized yield for the WRL Transamerica Money Market subaccount for the seven days ended December 31, 2006 was 4.95%.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Death Benefit

Additional Information

Settlement Options
Additional Information about Western Reserve and the Separate Account
Legal Matters

Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings

Appendix A – Monthly Per Unit Charges (Rate Per Thousand)

Index to Financial Statements

WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.
administrative office

Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777. Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any money, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.
beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.
cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period

The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.
Guaranteed Death Benefit Measure

A figure that tracks the timing and amount of cash flows in and out of the fixed account, and is used to determine whether the no lapse guarantee is in effect. The Guaranteed Death Benefit Measure is not used to determine the cash value, the net surrender value or the amount of the death benefit.

GDBM Credit Rate

A rate used in accumulating the Guaranteed Death Benefit Measure. This calculation provides an incentive for early payment of premiums into the fixed account to build the no lapse guarantee, but the GDBM Credit is not a monetary credit that increases your cash value, the net surrender value or the amount of the death benefit. The GDBM Credit Rate is shown on the Policy schedule pages.

GDBM Monthly Premium

An amount subtracted from the Guaranteed Death Benefit Measure each month. This is the minimum monthly net premium or transfer into the fixed account to keep the no lapse guarantee in effect if there are no early or late payments into the fixed account and there are no transfers, withdrawals or loans taken out of the fixed account. The GDBM Monthly Premium at issue is shown on the Policy schedule pages.

in force	While coverage under the Policy is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.
insured	The person whose life is insured by the Policy.
issue age

The insured's age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.
mailing office	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. All premium payments, loan repayment, correspondence and notices must be sent to this office.
Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction

The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the unloaned portion of the cash value in the fixed account on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.
net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any outstanding loan amount, minus any accrued loan interest, and minus any surrender charge.

NYSE	The New York Stock Exchange.
planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.
Policy	The WRL ForLife variable life insurance policy without any supplemental riders (benefits).
Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.
reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.
reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as otherwise mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the record date plus fifteen days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.
separate account

The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount

The initial specified amount of life insurance that you have selected is shown on the Policy's schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy's specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.
surrender charge

If, during the first 15 Policy years (or during the 15-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.
valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.
valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.
written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A

Surrender Charge Per Thousand of Specified Amount Layer

(Based on the gender and rate class of the insured)

Issue Age	Male/Unisex Tobacco	Male/Unisex Non-Tobacco	Male/Female Juvenile	Female Tobacco	Female Non-Tobacco

0	N/A	N/A	11.76	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	9.20	8.72		9.20	8.72
19	9.32	8.84		9.32	8.84
20	9.44	8.96		9.44	8.96
21	9.88	9.16		9.64	9.16
22	10.04	9.32		9.80	9.32
23	10.24	9.52		10.00	9.52
24	10.40	9.68		10.40	9.68
25	10.84	9.88		10.60	9.88
26	11.28	10.56		11.04	10.32
27	11.72	11.00		11.48	10.76
28	12.12	11.40		12.12	11.16
29	12.80	12.08		12.56	11.84
30	13.24	12.52		13.00	12.28
31	14.00	13.04		13.52	12.80
32	14.48	13.76		14.24	13.52
33	15.24	14.28		14.76	14.04
34	15.96	14.76		15.48	14.52
35	16.48	15.52		16.00	15.28
36	17.40	16.20		16.92	15.96
37	18.40	17.20		17.92	16.72
38	19.56	18.12		18.60	17.64
39	20.76	19.08		19.56	18.36

Issue Age	Male/Unisex Tobacco	Male/Unisex Non-Tobacco	Female Tobacco	Female Non-Tobacco

40	21.96	20.28	20.52	19.32
41	23.56	21.64	22.12	20.68
42	25.24	23.08	23.80	22.12
43	27.08	24.44	25.40	23.15
44	29.16	26.04	26.96	23.86
45	31.04	27.44	27.83	24.59
46	32.80	28.72	28.76	25.38
47	34.56	29.84	29.73	26.22
48	36.32	31.00	30.75	27.11
49	38.32	32.24	31.84	28.04
50	40.56	33.56	32.99	29.05
51	42.56	34.98	34.20	30.11
52	45.24	36.49	35.48	31.24
53	47.68	38.10	36.84	32.45
54	50.84	39.83	38.28	33.72
55	53.28	41.68	39.79	35.09
56	55.79	43.63	41.39	36.54
57	57.00	45.74	43.06	38.08
58	57.00	47.98	44.88	39.74
59	57.00	50.38	46.85	41.54
60	57.00	52.97	48.97	43.47
61	57.00	55.74	51.26	45.57
62	57.00	57.00	53.73	47.82
63	57.00	57.00	56.41	50.26
64	57.00	57.00	57.00	52.88
65	57.00	57.00	57.00	55.68
66 and over	57.00	57.00	57.00	57.00

Appendix B

Monthly Per Unit Charges (Rate Per Thousand)

Issue Age	Base	Issue Age	PIR+	Issue Age	OIR

0	0.06	0	0.01	0	0.03
1	0.06	1	0.01	1	0.03
2	0.06	2	0.01	2	0.03
3	0.06	3	0.01	3	0.03
4	0.06	4	0.01	4	0.03
5	0.06	5	0.01	5	0.03
6	0.06	6	0.01	6	0.03
7	0.07	7	0.01	7	0.03
8	0.07	8	0.01	8	0.03
9	0.07	9	0.01	9	0.03
10	0.07	10	0.01	10	0.03
11	0.07	11	0.01	11	0.03
12	0.07	12	0.01	12	0.03
13	0.07	13	0.01	13	0.03
14	0.07	14	0.01	14	0.03
15	0.07	15	0.01	15	0.03
16	0.07	16	0.01	16	0.03
17	0.07	17	0.01	17	0.03
18	0.07	18	0.01	18	0.03
19	0.07	19	0.01	19	0.03
20	0.07	20	0.01	20	0.03
21	0.07	21	0.01	21	0.03
22	0.07	22	0.01	22	0.03
23	0.07	23	0.01	23	0.03
24	0.07	24	0.01	24	0.03
25	0.07	25	0.01	25	0.03
26	0.07	26	0.01	26	0.03
27	0.07	27	0.01	27	0.04
28	0.08	28	0.01	28	0.04
29	0.08	29	0.01	29	0.04
30	0.08	30	0.01	30	0.04
31	0.09	31	0.01	31	0.04
32	0.09	32	0.01	32	0.04
33	0.10	33	0.01	33	0.05
34	0.10	34	0.01	34	0.05
35	0.11	35	0.01	35	0.05
36	0.11	36	0.01	36	0.05
37	0.12	37	0.01	37	0.06
38	0.13	38	0.01	38	0.06
39	0.13	39	0.02	39	0.07
40	0.14	40	0.02	40	0.07
41	0.15	41	0.02	41	0.07

Issue Age	Base	Issue Age	PIR+	Issue Age	OIR

42	0.16	42	0.02	42	0.08
43	0.17	43	0.02	43	0.08
44	0.18	44	0.02	44	0.09
45	0.19	45	0.02	45	0.09
46	0.20	46	0.02	46	0.10
47	0.21	47	0.02	47	0.10
48	0.21	48	0.03	48	0.11
49	0.22	49	0.03	49	0.11
50	0.24	50	0.03	50	0.11
51	0.24	51	0.03	51	0.12
52	0.26	52	0.03	52	0.12
53	0.27	53	0.03	53	0.13
54	0.29	54	0.03	54	0.14
55	0.30	55	0.04	55	0.15
56	0.32	56	0.04	56	0.16
57	0.35	57	0.04	57	0.17
58	0.38	58	0.04	58	0.18
59	0.40	59	0.05	59	0.20
60	0.43	60	0.05	60	0.21
61	0.46	61	0.05	61	0.23
62	0.50	62	0.06	62	0.24
63	0.53	63	0.06	63	0.26
64	0.56	64	0.07	64	0.27
65	0.59	65	0.07	65	0.29
66	0.62	66	0.07	66	0.30
67	0.65	67	0.08	67	0.32
68	0.67	68	0.08	68	0.33
69	0.70	69	0.08	69	0.35
70	0.73	70	0.09	70	0.36
71	0.76	71	0.09	71	0.37
72	0.79	72	0.09	72	0.39
73	0.82	73	0.10	73	0.40
74	0.85	74	0.10	74	0.42
75	0.88	75	0.10	75	0.43
76	0.90	76	0.11	76	0.44
77	0.93	77	0.11	77	0.46
78	0.96	78	0.11	78	0.47
79	0.99	79	0.12	79	0.49
80	1.02	80	0.12	80	0.50
81	1.05	81	0.12	81	0.51
82	1.08	82	0.13	82	0.53
83	1.11	83	0.13	83	0.54
84	1.14	84	0.13	84	0.56
85	1.16	85	0.14	85	0.57

Appendix C

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. These illustrations also assume some premium allocation into the fixed account. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the subaccount returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 77 on a Base Policy for an insured who is a 53 year old male in the Preferred Elite rate class (the “representative insured”), monthly premium paid on the first day of each Policy year of $1,166.67, ($602.71 of which is allocated to the fixed account) a $600,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page 78 is based on the same factors as those on page 77, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges. These charges are:

(1)

the daily charge for assuming mortality and expense risks assessed against each subaccount. Currently, this charge is equivalent to an annual charge of 0.0% of the average net assets of each subaccount. The guaranteed maximum charge is equal to 0.00% in Policy years 1 through 5 and 0.50% after the first 5 Policy years;

(2)    estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0.93% of the portfolios’ gross average daily net assets. The 0.93% gross average portfolio expense level assumes an equal allocation of amounts among the 36 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2006 for the portfolios to calculate the gross average annual expense level;

(3)    the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and cash value charges using the current monthly Policy charge; and

(4)

the surrender charge per $1,000 of the initial specified amount or each increase in specified amount applied to full surrenders during the first 15 Policy years or during the first 15 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to the fixed account, to particular subaccount portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – Inquiries.

WRL FORLIFE

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 53

Specified Amount	$600,000	Preferred Elite Class
Monthly Premium	$1,166.67	Option Type A

Using Current Cost of Insurance Rates

DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of	TOTAL CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of

	Separate Account 0% (Gross) ; -0.93% (Net)	Separate Account 6% (Gross) ; 5.07% (Net)	Separate Account 10% (Gross) ; 9.07% (Net)	Separate Account 0% (Gross) ; -0.93% (Net)	Separate Account 6% (Gross) ; 5.07% (Net)	Separate Account 10% (Gross) ; 9.07% (Net)
End of Policy Year	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)
1	600,000	600,000	600,000	11,628	11,854	12,002
2	600,000	600,000	600,000	22,836	23,703	24,291
3	600,000	600,000	600,000	34,049	35,978	37,331
4	600,000	600,000	600,000	45,267	48,699	51,187
5	600,000	600,000	600,000	56,484	61,879	65,921
6	600,000	600,000	600,000	67,719	75,561	81,631
7	600,000	600,000	600,000	78,957	89,750	98,386
8	600,000	600,000	600,000	90,190	104,466	116,274
9	600,000	600,000	600,000	103,395	121,713	137,376
10	600,000	600,000	600,000	116,658	139,608	159,896
15	600,000	600,000	600,000	183,184	239,499	298,346
20	600,000	600,000	600,000	248,614	360,531	498,816
25	600,000	600,000	840,316	314,598	515,381	800,301
30 (Age 83)	600,000	755,285	1,303,387	381,336	719,319	1,241,321
35 (Age 88)	600,000	1,021,225	1,982,147	452,142	972,595	1,887,759
40 (Age 93)	600,000	1,324,030	2,928,285	537,335	1,285,466	2,842,995
45 (Age 98)	660,736	1,692,042	4,312,486	660,736	1,692,042	4,312,486
47 (Age 100)	718,799	1,884,261	5,096,199	718,799	1,884,261	5,096,199

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
	Separate Account 0%(Gross);-0.93% (Net)	Separate Account 6%(Gross);5.07% (Net)	Separate Account 10%(Gross);9.07%( Net)		Separate Account 0%(Gross);-0.93%(Net)	Separate Account 6%(Gross); 5.07% (Net)	Separate Account 10%(Gross);9.07%(Net)
End of Policy Year	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	End of Policy Year	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)
1	-	-	-	10	105,228	128,178	148,466
2	13,416	14,282	14,870	15	183,184	239,499	298,346
3	19,823	21,750	23,102	20	248,614	360,531	498,816
4	26,170	29,596	32,080	25	314,598	515,381	800,301
5	36,138	741,534	45,576	30 (Age 83)	381,336	719,319	1,241,321
6	48,288	56,130	62,200	35 (Age 88)	452,142	972,595	1,887,759
7	60,669	71,462	80,098	40 (Age 93)	537,335	1,285,466	2,842,995
8	74,188	88,464	100,272	45 (Age 98)	660,736	1,692,042	4,312,486
9	89,679	107,997	123,660	47 (Age 100)	718,799	1,884,261	5,096,199

WRL FORLIFE

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 53

Specified Amount	$600,000	Preferred Elite Class
Monthly Premium	$1,166.67	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			TOTAL CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
	Separate Account 0% (Gross) ; -0.93% (Net)	Separate Account 6% (Gross) ; 5.07% (Net)	Separate Account 10% (Gross) ; 9.07% (Net)	Separate Account 0% (Gross) ; -0.93% (Net)	Separate Account 6% (Gross) ; 5.07% (Net)	Separate Account 10% (Gross) ; 9.07% (Net)
End of Policy Year	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)
1	600,000	600,000	600,000	11,577	11,802	11,950
2	600,000	600,000	600,000	22,550	23,417	24,005
3	600,000	600,000	600,000	33,425	35,354	36,707
4	600,000	600,000	600,000	39,837	43,289	45,791
5	600,000	600,000	600,000	45,748	51,199	55,282
6	600,000	600,000	600,000	50,917	58,848	64,986
7	600,000	600,000	600,000	55,423	66,349	75,086
8	600,000	600,000	600,000	59,187	73,654	85,608
9	600,000	600,000	600,000	62,119	80,711	96,585
10	600,000	600,000	600,000	64,087	87,432	108,027
15	600,000	600,000	600,000	89,205	142,079	197,476
20	600,000	600,000	600,000	114,657	214,498	338,633
25	600,000	600,000	600,000	138,340	305,048	551,570
30 (Age 83)	600,000	600,000	916,427	160,337	418,267	872,788
35 (Age 88)	600,000	600,000	1,425,217	180,884	559,833	1,357,349
40 (Age 93)	600,000	758,946	2,150,967	199,965	736,840	2,088,317
45 (Age 98)	600,000	958,164	3,190,992	217,721	948,164	3,190,992
47 (Age 100)	600,000	1,061,501	3,775,683	224,472	1,061,501	3,775,683

NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of

	Separate Account 0%(Gross);-0.93% (Net)	Separate Account 6%(Gross);5.07% (Net)	Separate Account 10%(Gross);9.07%( Net)		Separate Account 0%(Gross);-0.93%(Net)	Separate Account 6%(Gross); 5.07% (Net)	Separate Account 10%(Gross);9.07%(Net)
End of Policy Year	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	End of Policy Year	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)
1	-	-	-	10	61,853	84,161	103,903
2	13,416	14,282	14,870	15	89,205	142,079	197,476
3	19,823	21,750	23,102	20	114,657	214,498	338,633
4	26,170	29,750	32,080	25	138,340	305,048	551,570
5	32,458	29,596	41,872	30 (Age 83)	160,337	418,267	872,788
6	38,508	37,840	52,326	35 (Age 88)	180,884	559,833	1,357,349
7	44,471	46,295	63,676,	40 (Age 93)	199,965	736,840	2,088,317
8	50,348	55,137	75,999	45 (Age 98)	217,721	948,164	3,190,992
9	56,142	64,383	89,378	47 (Age 100)	224,472	1,061,501	3,775,683

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

                In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or our administrative office at:

Western Reserve Life
P.O. Box 5068
Clearwater, Florida 33758-5068
1-800-851-9777
Facsimile: 1-727-299-1620
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.nasd.com or by calling

1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 333-135005/811-4420

AG17000-05/2007

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

WRL FORLIFESM

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

Administrative Office:

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777

(727) 299-1800

Direct all payments, correspondence

and notices to the Mailing Office:

4333 Edgewood Road, N.E.,

Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL ForLifeSM flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2007, by calling 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the administrative office at, Western Reserve Life, P.O. Box 5068, Clearwater, Florida 33758-5068. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the AEGON/Transamerica Series Trust – Initial Class, the Fidelity Variable Insurance Products Fund – Service Class 2 Shares, and the ProFunds Trust.

AG17002/05/07

Table of Contents

Glossary	1
The Policy – General Provisions	5
Ownership Rights	5
Our Right to Contest the Policy	6
Suicide Exclusion	6
Misstatement of Age or Gender	6
Modifying the Policy	6
Mixed and Shared Funding	6
Death Benefit	7
Additional Information	7
Settlement Options	7
Additional Information about Western Reserve and the Separate Account	8
Legal Matters	9
Variations in Policy Provisions	9
Personalized Illustrations of Policy Benefits	9
Sale of the Policies	9
Reports to Owners	10
Records	10
Independent Registered Public Accounting Firm	10
Experts	10
Financial Statements	10
Underwriters	11
Underwriting Standards	11
IMSA	11
Performance Data	11
Other Performance Data in Advertising Sales Literature	11
Western Reserve's Published Ratings	12
Index to Financial Statements	12
WRL Series Life Account:	F-1
Western Reserve Life Assurance Co. of Ohio	F-63

i

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.
administrative office

Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777. Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any money, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.
beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.
cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.
funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.
Guaranteed Death Benefit Measure

A figure that tracks the timing and amount of cash flows in and out of the fixed account, and is used to determine whether the no lapse guarantee is in effect. The Guaranteed Death Benefit Measure is not used to determine the cash value, the net surrender value or the amount of the death benefit.

GDBM Credit Rate

A rate used in accumulating the guaranteed death benefit measure. This calculation provides an incentive for early payment of premiums into the fixed account to build the no lapse guarantee, but the GDBM Credit is not a monetary credit that increases the cash value, the net surrender value or the amount of the death benefit. The GDBM Credit Rate is shown on the Policy schedule pages.

GDBM Monthly Premium

An amount subtracted from the guaranteed death benefit measure each month. This is the minimum monthly net premium or transfer into the fixed account to keep the no lapse guarantee in effect if there are no early or late payments into the fixed account and there are no transfers, withdrawals or loans taken out of the fixed account. The GDBM Monthly Premium at issue is shown on the Policy schedule pages.

in force	While coverage under the Policy is active and the insured's life remains insured.

1

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.
insured	The person whose life is insured by the Policy.
issue age

The insured's age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.
mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments, loan repayments, correspondence and notices must be sent to this address.
Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction

The monthly Policy charge, plus the monthly cost of insurance charge, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the unloaned portion of the cash value in the fixed account on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.
net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any outstanding loan amount, minus any accrued loan interest, and minus any surrender charge.

NYSE	The New York Stock Exchange.
planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.
Policy	The WRL ForLife variable life insurance policy without any supplemental riders (benefits).

2

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.
premiums	All payments you make under the Policy other than loan repayments.
reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.
reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as otherwise mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the record date plus fifteen days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.
separate account

The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount

The initial specified amount of life insurance that you have selected is shown on the Policy's schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy's specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.
surrender charge

If, during the first 15 Policy years (or during the 15-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.
valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.
valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

3

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.
written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

4

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change is effective as of the date that the written notice is accepted by us at our mailing office.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing office.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us at our mailing office.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing office.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing office;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing office; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

5

Selecting the tax test	•

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability, beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy, or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

               If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be limited to its cost of insurance charges, any monthly per unit charges and return of premium.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and monthly per unit charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No registered representative may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible

6

that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds’ Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Death Benefit

To qualify as “life insurance” under the federal tax laws, the Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

The “guideline premium” tax test limits the dollar amount of payments you may make under a Policy. There are no such legal limits on the amount of premium payments under the “cash value accumulation” tax test, although we may apply our own limits. The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy. You may not change tests. You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured’s death by a limitation percentage for the insured’s age. Under the cash value accumulation test the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage. The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

7

                Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;
•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%);
•	the mortality tables we use; and
•	the specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	only for the life of the payee, at the end of which payments will end; or
	•	for the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> the full amount paid to the payee before the payee's death; or
> two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Additional Information about Western Reserve and the Separate Account

                Western Reserve is a stock life insurance company that is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Western Reserve's administrative office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499.

                Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

8

Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

                Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of TCI to a limit of $10 million.

Legal Matters

                Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided legal advice to Western Reserve regarding certain matters under the federal securities laws that relate to the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include differences in charges, or Policy features may be unavailable or known by a different name. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Effective May 1, 2007, our affiliate, Transamerica Capital, Inc. ("TCI") replaced our affiliate AFSG as principal underwriter for the Policies. TCI's home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237. TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI. Sales representatives are appointed as our insurance agents.

During fiscal years 2006, 2005, and 2004, before TCI replaced AFSG as principal underwriter for the Policies, the amounts paid to AFSG in connection with all Policies sold through the separate account were $70,977,287, $90,322,329, and $85,863,632, respectively. AFSG passed through commissions it received to selling firms for their sales and did not retain any portion of them. Our parent company provides capital distributions to TCI (and provided

9

capital distributions to AFSG) and pays for TCI's (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 2006 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Senior Vice President and Managing Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Western Reserve's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

10

                Western Reserve's statutory-basis financial statements and schedules at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2005, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

                The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge will vary by the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, rate band, length of time from the Policy date or from the date of any increase in specified amount, and rate class. We currently place insureds into the following rate classes:

•	preferred elite;
•	preferred plus;
•	preferred;
•	non-tobacco;
•	preferred tobacco;
•	tobacco; and
•	juvenile – under 18.

We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of
•	other variable life issuers in general;
•

variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

11

>

Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>

indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Western Reserve's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Index to Financial Statements

WRL Series Life Account:

Report of Independent Registered Public Accounting Firm, dated March 15, 2007

Statements of Assets and Liabilities at December 31, 2006

Statements of Operations for the year ended December 31, 2006

Statements of Changes in Net Assets for the years ended December 31, 2006 and 2005

Notes to the Financial Statements

Western Reserve Life Assurance Co. of Ohio

Report of Independent Registered Public Accounting Firm, dated March 13, 2007

Balance Sheets Statutory-Basis at December 31, 2006 and 2005

Statements of Operations Statutory-Basis for the years ended December 31, 2006, 2005 and 2004

Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2006, 2005 and 2004

Statements of Cash Flow Statutory-Basis for the years ended December 31, 2006, 2005 and 2004

Notes to Financial Statements--Statutory-Basis

Statutory-Basis Financial Statement Schedules

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

    of the WRL Series Life Account

Western Reserve Life Assurance Company of Ohio

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Life Account (the Separate Account, a separate account of Western Reserve Life Assurance Co. of Ohio) as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Life Account at December 31, 2006, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 15, 2007

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	WRL AEGON Bond	WRL Asset Allocation - Conservative	WRL Asset Allocation - Growth	WRL Asset Allocation - Moderate Growth	WRL Asset Allocation - Moderate
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	3,888,498.012	2,174,389.726	19,986,667.876	22,514,092.599	7,148,956.602

Cost	$46,686,553	$23,723,489	$231,717,483	$258,153,305	$78,923,644

Investments in mutual funds, at net asset value	$45,301,002	$25,092,457	$272,418,283	$308,893,350	$90,505,791
Receivable for units sold	—	—	—	—	—

Total assets	45,301,002	25,092,457	272,418,283	308,893,350	90,505,791

Liabilities
Payable for units redeemed	31	7	55	143	2

	$45,300,971	$25,092,450	$272,418,228	$308,893,207	$90,505,789

Net Assets:
Deferred annuity contracts terminable by owners	$45,300,971	$25,092,450	$272,418,228	$308,893,207	$90,505,789

Total net assets	$45,300,971	$25,092,450	$272,418,228	$308,893,207	$90,505,789

Accumulation units outstanding:
M&E—0.90%	1,402,246	1,753,961	14,430,243	17,008,342	5,453,730

M&E—0.75%	93,016	105,681	3,475,171	3,963,977	1,009,161

M&E—0.00%	—	—	—	33	—

Accumulation unit value:
M&E—0.90%	$31.578106	$13.533238	$15.185817	$14.761433	$14.076481

M&E—0.75%	$10.973221	$12.828061	$15.332539	$14.587715	$13.611760

M&E—0.00%	$10.069144	$10.212388	$10.436450	$10.354716	$10.301058

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	WRL International Moderate Growth	WRL MFS International Equity	WRL Capital Guardian US Equity	WRL Capital Guardian Value	WRL Clarion Global Real Estate Securities
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	198,059.386	6,410,603.065	151,643.973	234,609.961	4,057,018.264

Cost	$1,928,963	$52,651,329	$1,532,085	$4,559,653	$70,061,892

Investments in mutual funds, at net asset value	$2,065,759	$64,298,349	$1,704,478	$4,985,462	$99,559,228
Receivable for units sold	2	—	2	1	113

Total assets	2,065,761	64,298,349	1,704,480	4,985,463	99,559,341

Liabilities
Payable for units redeemed	—	15	—	—	—

	$2,065,761	$64,298,334	$1,704,480	$4,985,463	$99,559,341

Net Assets:
Deferred annuity contracts terminable by owners	$2,065,761	$64,298,334	$1,704,480	$4,985,463	$99,559,341

Total net assets	$2,065,761	$64,298,334	$1,704,480	$4,985,463	$99,559,341

Accumulation units outstanding:
M&E—0.90%	163,818	4,545,134	125,341	272,381	2,878,410

M&E—0.75%	35,402	—	—	57,444	214,507

M&E—0.00%	—	—	—	—	—

Accumulation unit value:
M&E—0.90%	$10.367426	$14.146632	$13.598788	$15.040237	$32.883761

M&E—0.75%	$10.377641	—	—	$15.472346	$22.872893

M&E—0.00%	$10.503524	—	—	$10.285575	$10.796308

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	WRL Federated Growth & Income	WRL Transamerica Science & Technology	WRL J.P. Morgan Mid-Cap Value	WRL JP Morgan Enhanced Index	WRL Marsico Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	6,959,595.110	2,634,159.749	1,121,470.634	102,066.677	1,327,065.180

Cost	$105,909,776	$9,669,200	$14,924,829	$1,333,914	$11,188,899

Investments in mutual funds, at net asset value	$107,177,765	$10,615,664	$18,616,413	$1,668,790	$14,438,469
Receivable for units sold	—	3	11	3	—

Total assets	107,177,765	10,615,667	18,616,424	1,668,793	14,438,469

Liabilities
Payable for units redeemed	58	—	—	—	22

	$107,177,707	$10,615,667	$18,616,424	$1,668,793	$14,438,447

Net Assets:
Deferred annuity contracts terminable by owners	$107,177,707	$10,615,667	$18,616,424	$1,668,793	$14,438,447

Total net assets	$107,177,707	$10,615,667	$18,616,424	$1,668,793	$14,438,447

Accumulation units outstanding:
M&E—0.90%	3,119,376	2,496,103	1,063,452	113,252	1,374,286

M&E—0.75%	353,043	19,309	8,993	11,179	48,107

M&E—0.00%	—	—	—	—	—

Accumulation unit value:
M&E—0.90%	$32.955950	$4.165667	$17.382859	$13.370733	$10.062443

M&E—0.75%	$12.394261	$11.276119	$14.520755	$13.822946	$12.675283

M&E—0.00%	$10.138249	$10.306905	—	$10.348097	$10.391596

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	WRL BlackRock Large Cap Value	WRL MFS High Yield	WRL Munder Net50	WRL PIMCO Total Return	WRL Legg Mason Partners All Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	3,447,720.071	242,331.195	1,179,474.108	988,083.195	3,232,627.083

Cost	$53,122,374	$2,335,236	$9,598,238	$10,733,110	$41,509,902

Investments in mutual funds, at net asset value	$71,712,577	$2,297,300	$12,172,173	$10,849,153	$47,616,597
Receivable for units sold	—	—	12	—	12

Total assets	71,712,577	2,297,300	12,172,185	10,849,153	47,616,609

Liabilities
Payable for units redeemed	75	—	—	4	—

	$71,712,502	$2,297,300	$12,172,185	$10,849,149	$47,616,609

Net Assets:
Deferred annuity contracts terminable by owners	$71,712,502	$2,297,300	$12,172,185	$10,849,149	$47,616,609

Total net assets	$71,712,502	$2,297,300	$12,172,185	$10,849,149	$47,616,609

Accumulation units outstanding:
M&E—0.90%	2,637,256	130,625	1,189,264	888,897	2,829,604

M&E—0.75%	73,951	46,125	45,889	24,102	39,239

M&E—0.00%	—	—	—	—	—

Accumulation unit value:
M&E—0.90%	$26.712087	$13.160678	$9.758498	$11.905768	$16.633898

M&E—0.75%	$17.118028	$12.535254	$12.350573	$11.042735	$13.997858

M&E—0.00%	$10.348257	$10.293164	$10.573770	$10.045745	$10.483990

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	WRL T. Rowe Price Equity Income	WRL T. Rowe Price Small Cap	WRL Templeton Transamerica Global	WRL Third Avenue Value	WRL Transamerica Balanced
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	1,391,797.617	2,115,976.009	12,797,826.064	5,110,152.900	419,759.010

Cost	$26,894,087	$22,873,403	$302,316,600	$91,943,271	$4,566,775

Investments in mutual funds, at net asset value	$28,963,308	$21,921,511	$282,192,065	$134,550,326	$5,142,048
Receivable for units sold	—	30	144	81	5

Total assets	28,963,308	21,921,541	282,192,209	134,550,407	5,142,053

Liabilities
Payable for units redeemed	6	—	—	—	—

	$28,963,302	$21,921,541	$282,192,209	$134,550,407	$5,142,053

Net Assets:
Deferred annuity contracts terminable by owners	$28,963,302	$21,921,541	$282,192,209	$134,550,407	$5,142,053

Total net assets	$28,963,302	$21,921,541	$282,192,209	$134,550,407	$5,142,053

Accumulation units outstanding:
M&E—0.90%	2,113,650	1,719,299	9,515,394	4,369,033	359,197

M&E—0.75%	61,313	57,140	95,724	251,269	20,023

M&E—0.00%	—	—	—	—	—

Accumulation unit value:
M&E—0.90%	$13.270029	$12.325830	$29.510329	$29.780587	$13.575070

M&E—0.75%	$14.925248	$12.771262	$14.518735	$17.662428	$13.280892

M&E—0.00%	$10.399804	$10.166831	$10.420607	$10.398893	$10.165975

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	WRL Transamerica Convertible Securities	WRL Transamerica Equity	WRL Transamerica Growth Opportunities	WRL Transamerica Money Market	WRL Transamerica Small/MidCap Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	242,098.341	36,812,273.769	3,625,300.182	50,437,253.990	571,706.391

Cost	$2,764,658	$929,978,951	$63,497,730	$50,437,254	$10,608,889

Investments in mutual funds, at net asset value	$2,910,022	$955,278,504	$57,968,550	$50,437,254	$11,194,011
Receivable for units sold	6	—	—	2,952	4

Total assets	2,910,028	955,278,504	57,968,550	50,440,206	11,194,015

Liabilities
Payable for units redeemed	—	727,351	1,516	—	—

	$2,910,028	$954,551,153	$57,967,034	$50,440,206	$11,194,015

Net Assets:
Deferred annuity contracts terminable by owners	$2,910,028	$954,551,153	$57,967,034	$50,440,206	$11,194,015

Total net assets	$2,910,028	$954,551,153	$57,967,034	$50,440,206	$11,194,015

Accumulation units outstanding:
M&E—0.90%	184,243	59,932,453	3,971,369	2,430,531	596,334

M&E—0.75%	19,451	322,572	86,964	133,814	145,655

M&E—0.00%	—	—	—	—	—

Accumulation unit value:
M&E—0.90%	$14.411788	$15.846138	$14.276308	$20.166972	$15.074985

M&E—0.75%	$13.097074	$15.045417	$14.610088	$10.639800	$15.133656

M&E—0.00%	$10.273504	$10.184459	$10.249998	$10.077529	$10.420439

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	WRL Transamerica U.S. Government Securities	WRL Transamerica Value Balanced	WRL Van Kampen Mid-Cap Growth	ProFund VP Bull	ProFund VP Money Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	55,829.623	11,237,248.744	14,732,212.955	277,556.584	1,465,661.650

Cost	$676,790	$144,130,516	$354,443,065	$8,480,231	$1,465,662

Investments in mutual funds, at net asset value	$662,139	$155,973,013	$310,555,049	$8,437,720	$1,465,662
Receivable for units sold	1	—	115	—	2,324

Total assets	662,140	155,973,013	310,555,164	8,437,720	1,467,986

Liabilities
Payable for units redeemed	—	135	—	21	—

	$662,140	$155,972,878	$310,555,164	$8,437,699	$1,467,986

Net Assets:
Deferred annuity contracts terminable by owners	$662,140	$155,972,878	$310,555,164	$8,437,699	$1,467,986

Total net assets	$662,140	$155,972,878	$310,555,164	$8,437,699	$1,467,986

Accumulation units outstanding:
M&E—0.90%	55,636	6,297,105	7,945,670	635,317	144,185

M&E—0.75%	2,923	27,483	51,753	101,397	—

M&E—0.00%	—	—	—	—	—

Accumulation unit value:
M&E—0.90%	$11.335765	$24.709233	$39.003442	$11.451891	$10.181263

M&E—0.75%	$10.762453	$13.690335	$12.495104	$11.461105	$10.192188

M&E—0.00%	$10.033839	$10.319705	$10.409881	$10.308578	$10.068085

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	ProFund VP OTC	ProFund VP Short Small-Cap	ProFund VP Small-Cap	Fidelity VIP Contrafund®	Fidelity VIP Equity-Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	58,400.142	11,177.470	91,561.688	777,741.418	587,672.259

Cost	$939,976	$161,294	$3,401,787	$19,152,955	$13,447,760

Investments in mutual funds, at net asset value	$924,474	$162,856	$3,409,757	$24,195,536	$15,203,081
Receivable for units sold	—	—	541	—	25

Total assets	924,474	162,856	3,410,298	24,195,536	15,203,106

Liabilities
Payable for units redeemed	1	313	—	21	—

	$924,473	$162,543	$3,410,298	$24,195,515	$15,203,106

Net Assets:
Deferred annuity contracts terminable by owners	$924,473	$162,543	$3,410,298	$24,195,515	$15,203,106

Total net assets	$924,473	$162,543	$3,410,298	$24,195,515	$15,203,106

Accumulation units outstanding:
M&E—0.90%	80,390	18,426	292,071	1,791,909	1,015,129

M&E—0.75%	481	24	11,187	—	—

M&E—0.00%	—	—	—	—	—

Accumulation unit value:
M&E—0.90%	$11.431466	$8.809836	$11.245190	$13.502645	$14.976533

M&E—0.75%	$11.440660	$8.816943	$11.254238	—	—

M&E—0.00%	$10.134441	$9.818056	$10.239210	—	—

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500
	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	211,391.801	29,284.941

Cost	$3,133,702	$4,189,907

Investments in mutual funds, at net asset value	$3,811,394	$4,682,369
Receivable for units sold	8	3

Total assets	3,811,402	4,682,372

Liabilities
Payable for units redeemed	—	—

	$3,811,402	$4,682,372

Net Assets:
Deferred annuity contracts terminable by owners	$3,811,402	$4,682,372

Total net assets	$3,811,402	$4,682,372

Accumulation units outstanding:
M&E—0.90%	446,408	83,891

M&E—0.75%	—	260,244

M&E—0.00%	—	—

Accumulation unit value:
M&E—0.90%	$8.537926	$13.012048

M&E—0.75%	—	$13.797757

M&E—0.00%	—	$10.327481

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	WRL AEGON Bond	WRL Asset Allocation - Conservative	WRL Asset Allocation - Growth	WRL Asset Allocation - Moderate Growth	WRL Asset Allocation - Moderate
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$2,437,317	$801,154	$2,126,850	$4,304,497	$2,195,446
Expenses:
Administrative, mortality and expense risk charge	414,322	215,361	1,916,235	2,264,984	714,407

Net investment income (loss)	2,022,995	585,793	210,615	2,039,513	1,481,039
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	1,129,408	16,193,580	11,116,608	3,825,971
Proceeds from sales	9,698,802	6,158,674	3,049,927	7,873,197	7,177,507
Cost of investments sold	10,004,382	5,818,400	2,630,240	6,645,498	6,290,003

Net realized capital gains (losses) on investments	(305,580)	1,469,682	16,613,267	12,344,307	4,713,475
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(1,023,298)	1,416,366	26,595,870	33,026,299	9,504,607
End of period	(1,385,551)	1,368,968	40,700,800	50,740,045	11,582,147

Net change in unrealized appreciation/depreciation of investments	(362,253)	(47,398)	14,104,930	17,713,746	2,077,540

Net realized and unrealized capital gains (losses) on investments	(667,833)	1,422,284	30,718,197	30,058,053	6,791,015

Increase (decrease) in net assets from operations	$1,355,162	$2,008,077	$30,928,812	$32,097,566	$8,272,054

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	WRL International Moderate Growth	WRL MFS International Equity	WRL Capital Guardian US Equity	WRL Capital Guardian Value	WRL Clarion Global Real Estate Securities
	Subaccount[1]	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$—	$754,721	$8,493	$44,919	$1,019,994
Expenses:
Administrative, mortality and expense risk charge	6,439	463,754	14,072	28,033	632,152

Net investment income (loss)	(6,439)	290,967	(5,579)	16,886	387,842
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	2,902,331	138,994	282,026	8,302,438
Proceeds from sales	471,776	4,058,150	269,503	697,058	3,642,174
Cost of investments sold	464,205	3,450,342	234,631	616,109	2,648,245

Net realized capital gains (losses) on investments	7,571	3,510,139	173,866	362,975	9,296,367
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	5,435,340	204,580	324,608	13,949,284
End of period	136,796	11,647,020	172,393	425,809	29,497,336

Net change in unrealized appreciation/depreciation of investments	136,796	6,211,680	(32,187)	101,201	15,548,052

Net realized and unrealized capital gains (losses) on investments	144,367	9,721,819	141,679	464,176	24,844,419

Increase (decrease) in net assets from operations	$137,928	$10,012,786	$136,100	$481,062	$25,232,261

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	WRL Federated Growth & Income	WRL Transamerica Science & Technology	WRL J.P. Morgan Mid-Cap Value	WRL JP Morgan Enhanced Index	WRL Marsico Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$1,868,789	$—	$158,082	$15,535	$19,351
Expenses:
Administrative, mortality and expense risk charge	1,000,039	97,790	176,216	12,297	136,574

Net investment income (loss)	868,750	(97,790)	(18,134)	3,238	(117,223)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	8,722,587	842,747	1,855,688	—	—
Proceeds from sales	17,667,969	2,461,413	6,933,963	236,275	3,696,452
Cost of investments sold	16,532,355	2,155,782	5,539,217	197,333	2,932,461

Net realized capital gains (losses) on investments	9,858,201	1,148,378	3,250,434	38,942	763,991
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	9,932,016	2,001,920	3,944,916	185,611	3,265,516
End of period	1,267,989	946,464	3,691,584	334,876	3,249,570

Net change in unrealized appreciation/depreciation of investments	(8,664,027)	(1,055,456)	(253,332)	149,265	(15,946)

Net realized and unrealized capital gains (losses) on investments	1,194,174	92,922	2,997,102	188,207	748,045

Increase (decrease) in net assets from operations	$2,062,924	$(4,868)	$2,978,968	$191,445	$630,822

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	WRL BlackRock Large Cap Value	WRL MFS High Yield	WRL Munder Net50	WRL PIMCO Total Return	WRL Legg Mason Partners All Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$325,998	$194,737	$—	$449,544	$454,492
Expenses:
Administrative, mortality and expense risk charge	579,334	14,870	112,324	105,886	404,689

Net investment income (loss)	(253,336)	179,867	(112,324)	343,658	49,803
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	2,891,385	22,794	—	—	6,344,417
Proceeds from sales	6,311,028	1,509,885	4,377,917	7,523,312	7,866,806
Cost of investments sold	4,768,036	1,517,396	3,498,053	7,537,280	6,704,276

Net realized capital gains (losses) on investments	4,434,377	15,283	879,864	(13,968)	7,506,947
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	13,094,359	(27,496)	3,454,305	55,380	6,307,277
End of period	18,590,203	(37,936)	2,573,935	116,043	6,106,695

Net change in unrealized appreciation/depreciation of investments	5,495,844	(10,440)	(880,370)	60,663	(200,582)

Net realized and unrealized capital gains (losses) on investments	9,930,221	4,843	(506)	46,695	7,306,365

Increase (decrease) in net assets from operations	$9,676,885	$184,710	$(112,830)	$390,353	$7,356,168

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	WRL T. Rowe Price Equity Income	WRL T. Rowe Price Small Cap	WRL Templeton Transamerica Global	WRL Third Avenue Value	WRL Transamerica Balanced
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$412,185	$—	$3,384,346	$1,006,734	$47,288
Expenses:
Administrative, mortality and expense risk charge	200,601	222,059	2,360,033	1,115,160	42,272

Net investment income (loss)	211,584	(222,059)	1,024,313	(108,426)	5,016
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	2,424,113	2,128,579	—	6,796,508	119,890
Proceeds from sales	2,290,581	16,808,986	25,606,057	12,819,957	855,940
Cost of investments sold	2,131,016	16,222,287	30,384,893	8,828,796	764,918

Net realized capital gains (losses) on investments	2,583,678	2,715,278	(4,778,836)	10,787,669	210,912
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	1,033,742	699,078	(67,354,460)	35,820,783	424,237
End of period	2,069,221	(951,892)	(20,124,535)	42,607,055	575,273

Net change in unrealized appreciation/depreciation of investments	1,035,479	(1,650,970)	47,229,925	6,786,272	151,036

Net realized and unrealized capital gains (losses) on investments	3,619,157	1,064,308	42,451,089	17,573,941	361,948

Increase (decrease) in net assets from operations	$3,830,741	$842,249	$43,475,402	$17,465,515	$366,964

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	WRL Transamerica Convertible Securities	WRL Transamerica Equity	WRL Transamerica Growth Opportunities	WRL Transamerica Money Market	WRL Transamerica Small/MidCap Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$47,448	$—	$138,206	$2,340,181	$79,193
Expenses:
Administrative, mortality and expense risk charge	27,178	3,650,425	531,694	449,457	70,195

Net investment income (loss)	20,270	(3,650,425)	(393,488)	1,890,724	8,998
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	45,240	—	1,570,400	—	743,578
Proceeds from sales	1,667,310	41,144,671	8,627,969	37,989,758	1,215,781
Cost of investments sold	1,623,106	40,681,473	8,085,045	37,989,758	1,173,577

Net realized capital gains (losses) on investments	89,444	463,198	2,113,324	—	785,782
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	40,370	(13,014,303)	(6,035,283)	—	212,980
End of period	145,364	25,299,553	(5,529,180)	—	585,122

Net change in unrealized appreciation/depreciation of investments	104,994	38,313,856	506,103	—	372,142

Net realized and unrealized capital gains (losses) on investments	194,438	38,777,054	2,619,427	—	1,157,924

Increase (decrease) in net assets from operations	$214,708	$35,126,629	$2,225,939	$1,890,724	$1,166,922

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	WRL Transamerica U.S. Government Securities	WRL Transamerica Value Balanced	WRL Van Kampen Mid-Cap Growth	ProFund VP Bull	ProFund VP Money Market
	Subaccount	Subaccount	Subaccount	Subaccount[1]	Subaccount[1]
Net investment income (loss)
Income:
Dividends	$28,431	$3,848,819	$—	$1,235	$45,365
Expenses:
Administrative, mortality and expense risk charge	7,016	1,344,977	2,791,746	2,781	10,056

Net investment income (loss)	21,415	2,503,842	(2,791,746)	(1,546)	35,309
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	1,028	5,835,040	—	24,191	—
Proceeds from sales	665,892	16,741,340	39,532,309	4,890,946	24,401,112
Cost of investments sold	688,255	16,138,749	47,846,483	4,852,339	24,401,112

Net realized capital gains (losses) on investments	(21,335)	6,437,631	(8,314,174)	62,798	—
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(24,443)	619,552	(81,269,691)	—	—
End of period	(14,651)	11,842,497	(43,888,016)	(42,511)	—

Net change in unrealized appreciation/depreciation of investments	9,792	11,222,945	37,381,675	(42,511)	—

Net realized and unrealized capital gains (losses) on investments	(11,543)	17,660,576	29,067,501	20,287	—

Increase (decrease) in net assets from operations	$9,872	$20,164,418	$26,275,755	$18,741	$35,309

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	ProFund VP OTC	ProFund VP Short Small-Cap	ProFund VP Small-Cap	Fidelity VIP Contrafund®	Fidelity VIP Equity-Income
	Subaccount[1]	Subaccount[1]	Subaccount[1]	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$—	$4,502	$—	$234,439	$370,225
Expenses:
Administrative, mortality and expense risk charge	3,506	14,068	21,919	212,686	107,559

Net investment income (loss)	(3,506)	(9,566)	(21,919)	21,753	262,666
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	114,337	1,958,901	1,542,359
Proceeds from sales	5,829,394	22,291,487	23,258,835	4,419,020	1,874,483
Cost of investments sold	5,793,874	22,910,401	22,895,720	3,306,294	1,620,440

Net realized capital gains (losses) on investments	35,520	(618,914)	477,452	3,071,627	1,796,402
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	5,785,031	1,698,648
End of period	(15,502)	1,562	7,970	5,042,581	1,755,321

Net change in unrealized appreciation/depreciation of investments	(15,502)	1,562	7,970	(742,450)	56,673

Net realized and unrealized capital gains (losses) on investments	20,018	(617,352)	485,422	2,329,177	1,853,075

Increase (decrease) in net assets from operations	$16,512	$(626,918)	$463,503	$2,350,930	$2,115,741

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500
	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$16,539	$40,817
Expenses:
Administrative, mortality and expense risk charge	30,980	25,377

Net investment income (loss)	(14,441)	15,440
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—
Proceeds from sales	897,175	1,215,163
Cost of investments sold	756,705	1,165,102

Net realized capital gains (losses) on investments	140,470	50,061
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	679,543	107,345
End of period	677,692	492,462

Net change in unrealized appreciation/depreciation of investments	(1,851)	385,117

Net realized and unrealized capital gains (losses) on investments	138,619	435,178

Increase (decrease) in net assets from operations	$124,178	$450,618

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL AEGON Bond		WRL Asset Allocation - Conservative
	Subaccount		Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$2,022,995	$2,178,411	$585,793	$395,194
Net realized capital gains (losses) on investments	(305,580)	130,687	1,469,682	1,839,271
Net change in unrealized appreciation/ depreciation of investments	(362,253)	(1,624,417)	(47,398)	(1,279,053)

Increase (decrease) in net assets from operations	1,355,162	684,681	2,008,077	955,412

Contract transactions
Net contract purchase payments	5,686,347	6,985,534	4,179,871	4,489,784
Transfer payments from (to) other subaccounts or general account	(2,900,815)	(2,339,584)	(1,023,530)	2,267,675
Contract terminations, withdrawals, and other deductions	(2,861,298)	(3,387,162)	(1,583,593)	(793,426)
Contract maintenance charges	(4,313,128)	(4,659,057)	(2,060,811)	(1,835,097)

Increase (decrease) in net assets from contract transactions	(4,388,894)	(3,400,269)	(488,063)	4,128,936

Net increase (decrease) in net assets	(3,033,732)	(2,715,588)	1,520,014	5,084,348

Net assets:
Beginning of the period	48,334,703	51,050,291	23,572,436	18,488,088

End of the period	$45,300,971	$48,334,703	$25,092,450	$23,572,436

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL Asset Allocation - Growth		WRL Asset Allocation - Moderate Growth
	Subaccount		Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$210,615	$(531,077)	$2,039,513	$529,546
Net realized capital gains (losses) on investments	16,613,267	7,276,960	12,344,307	6,596,839
Net change in unrealized appreciation/ depreciation of investments	14,104,930	9,847,827	17,713,746	10,178,907

Increase (decrease) in net assets from operations	30,928,812	16,593,710	32,097,566	17,305,292

Contract transactions
Net contract purchase payments	76,561,645	61,878,095	82,342,985	74,237,282
Transfer payments from (to) other subaccounts or general account	22,305,764	13,978,228	16,134,297	22,234,003
Contract terminations, withdrawals, and other deductions	(8,915,387)	(8,026,202)	(12,737,036)	(9,270,387)
Contract maintenance charges	(24,052,634)	(18,291,716)	(29,673,704)	(23,904,632)

Increase (decrease) in net assets from contract transactions	65,899,388	49,538,405	56,066,542	63,296,267

Net increase (decrease) in net assets	96,828,200	66,132,115	88,164,108	80,601,559

Net assets:
Beginning of the period	175,590,028	109,457,913	220,729,099	140,127,540

End of the period	$272,418,228	$175,590,028	$308,893,207	$220,729,099

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL Asset Allocation – Moderate Subaccount		WRL International Moderate Growth Subaccount[1]
	2006	2005	2006
Operations
Net investment income (loss)	$1,481,039	$619,413	$(6,439)
Net realized capital gains (losses) on investments	4,713,475	3,214,119	7,571
Net change in unrealized appreciation/depreciation of investments	2,077,540	434,014	136,796

Increase (decrease) in net assets from operations	8,272,054	4,267,546	137,928

Contract transactions
Net contract purchase payments	21,114,612	21,075,317	908,557
Transfer payments from (to) other subaccounts or general account	3,232,158	6,121,942	1,114,517
Contract terminations, withdrawals, and other deductions	(3,834,149)	(4,220,351)	(31,340)
Contract maintenance charges	(9,887,595)	(8,689,218)	(63,901)

Increase (decrease) in net assets from contract transactions	10,625,026	14,287,690	1,927,833

Net increase (decrease) in net assets	18,897,080	18,555,236	2,065,761

Net assets:
Beginning of the period	71,608,709	53,053,473	—

End of the period	$90,505,789	$71,608,709	$2,065,761

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL MFS International Equity Subaccount		WRL Capital Guardian US Equity Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$290,967	$(39,548)	$(5,579)	$(4,701)
Net realized capital gains (losses) on investments	3,510,139	3,525,526	173,866	68,944
Net change in unrealized appreciation/depreciation of investments	6,211,680	582,607	(32,187)	12,857

Increase (decrease) in net assets from operations	10,012,786	4,068,585	136,100	77,100

Contract transactions
Net contract purchase payments	9,683,796	5,692,828	153,798	207,131
Transfer payments from (to) other subaccounts or general account	11,424,005	1,911,105	(5,561)	27,953
Contract terminations, withdrawals, and other deductions	(2,438,388)	(2,373,395)	(12,028)	(66,929)
Contract maintenance charges	(3,301,742)	(2,716,810)	(104,866)	(97,935)

Increase (decrease) in net assets from contract transactions	15,367,671	2,513,728	31,343	70,220

Net increase (decrease) in net assets	25,380,457	6,582,313	167,443	147,320

Net assets:
Beginning of the period	38,917,877	32,335,564	1,537,037	1,389,717

End of the period	$64,298,334	$38,917,877	$1,704,480	$1,537,037

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL Capital Guardian Value Subaccount		WRL Clarion Global Real Estate Securities Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$16,886	$2,774	$387,842	$385,974
Net realized capital gains (losses) on investments	362,975	204,076	9,296,367	$5,452,628
Net change in unrealized appreciation/depreciation of investments	101,201	(30,018)	15,548,052	$112,316

Increase (decrease) in net assets from operations	481,062	176,832	25,232,261	$5,950,918

Contract transactions
Net contract purchase payments	1,568,116	671,503	13,739,822	$7,064,869
Transfer payments from (to) other subaccounts or general account	378,751	62,974	14,782,443	$1,271,611
Contract terminations, withdrawals, and other deductions	(118,489)	(111,569)	(3,535,320)	$(2,873,535)
Contract maintenance charges	(209,163)	(180,393)	(4,831,750)	$(3,817,679)

Increase (decrease) in net assets from contract transactions	1,619,215	442,515	20,155,195	$1,645,266

Net increase (decrease) in net assets	2,100,277	619,347	45,387,456	$7,596,184

Net assets:
Beginning of the period	2,885,186	2,265,839	54,171,885	$46,575,701

End of the period	$4,985,463	$2,885,186	$99,559,341	$54,171,885

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL Federated Growth & Income Subaccount		WRL Transamerica Science & Technology Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$868,750	$1,599,195	$(97,790)	$(56,508)
Net realized capital gains (losses) on investments	9,858,201	11,022,063	1,148,378	560,220
Net change in unrealized appreciation/depreciation of investments	(8,664,027)	(8,019,568)	(1,055,456)	(428,646)

Increase (decrease) in net assets from operations	2,062,924	4,601,690	(4,868)	75,066

Contract transactions
Net contract purchase payments	11,052,033	14,693,201	1,149,113	2,006,065
Transfer payments from (to) other subaccounts or general account	(7,785,234)	(1,298,409)	(959,013)	(1,800,604)
Contract terminations, withdrawals, and other deductions	(6,272,224)	(7,555,829)	(533,462)	(893,121)
Contract maintenance charges	(8,468,944)	(8,994,366)	(921,939)	(1,080,003)

Increase (decrease) in net assets from contract transactions	(11,474,369)	(3,155,403)	(1,265,301)	(1,767,663)

Net increase (decrease) in net assets	(9,411,445)	1,446,287	(1,270,169)	(1,692,597)

Net assets:
Beginning of the period	116,589,152	115,142,865	11,885,836	13,578,433

End of the period	$107,177,707	$116,589,152	$10,615,667	$11,885,836

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL J.P. Morgan Mid-Cap Value Subaccount		WRL JP Morgan Enhanced Index Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(18,134)	$(150,068)	$3,238	$5,181
Net realized capital gains (losses) on investments	3,250,434	1,728,807	38,942	20,230
Net change in unrealized appreciation/depreciation of investments	(253,332)	95,940	149,265	4,513

Increase (decrease) in net assets from operations	2,978,968	1,674,679	191,445	29,924

Contract transactions
Net contract purchase payments	—	3,036,539	306,025	236,822
Transfer payments from (to) other subaccounts or general account	(4,960,805)	1,812,519	16,610	(76,769)
Contract terminations, withdrawals, and other deductions	(1,036,788)	(1,275,898)	(49,442)	(11,060)
Contract maintenance charges	(602,529)	(1,469,998)	(74,070)	(75,446)

Increase (decrease) in net assets from contract transactions	(6,600,122)	2,103,162	199,123	73,547

Net increase (decrease) in net assets	(3,621,154)	3,777,841	390,568	103,471

Net assets:
Beginning of the period	22,237,578	18,459,737	1,278,225	1,174,754

End of the period	$18,616,424	$22,237,578	$1,668,793	$1,278,225

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL Marsico Growth Subaccount		WRL BlackRock Large Cap Value Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(117,223)	$(115,509)	$(253,336)	$(105,784)
Net realized capital gains (losses) on investments	763,991	371,080	4,434,377	3,303,704
Net change in unrealized appreciation/depreciation of investments	(15,946)	808,065	5,495,844	3,833,092

Increase (decrease) in net assets from operations	630,822	1,063,636	9,676,885	7,031,012

Contract transactions
Net contract purchase payments	1,570,107	2,179,461	7,998,245	7,544,297
Transfer payments from (to) other subaccounts or general account	(1,399,812)	(117,987)	1,544,159	8,764,597
Contract terminations, withdrawals, and other deductions	(692,992)	(854,567)	(3,520,455)	(3,305,776)
Contract maintenance charges	(1,007,996)	(1,004,694)	(4,025,326)	(3,384,061)

Increase (decrease) in net assets from contract transactions	(1,530,693)	202,213	1,996,623	9,619,057

Net increase (decrease) in net assets	(899,871)	1,265,849	11,673,508	16,650,069

Net assets:
Beginning of the period	15,338,318	14,072,469	60,038,994	43,388,925

End of the period	$14,438,447	$15,338,318	$71,712,502	$60,038,994

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL MFS High Yield Subaccount		WRL Munder Net50 Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$179,867	$44,139	$(112,324)	$(117,482)
Net realized capital gains (losses) on investments	15,283	4,724	879,864	744,785
Net change in unrealized appreciation/depreciation of investments	(10,440)	(40,812)	(880,370)	121,269

Increase (decrease) in net assets from operations	184,710	8,051	(112,830)	748,572

Contract transactions
Net contract purchase payments	809,293	1,104,778	1,395,604	1,573,872
Transfer payments from (to) other subaccounts or general account	51,741	17,179	(1,775,174)	(1,278,127)
Contract terminations, withdrawals, and other deductions	(63,727)	(1,373)	(583,041)	(876,988)
Contract maintenance charges	(115,256)	(55,520)	(1,018,452)	(1,160,181)

Increase (decrease) in net assets from contract transactions	682,051	1,065,064	(1,981,063)	(1,741,424)

Net increase (decrease) in net assets	866,761	1,073,115	(2,093,893)	(992,852)

Net assets:
Beginning of the period	1,430,539	357,424	14,266,078	15,258,930

End of the period	$2,297,300	$1,430,539	$12,172,185	$14,266,078

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL PIMCO Total Return Subaccount		WRL Legg Mason Partners All Cap Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$343,658	$119,780	$49,803	$(133,797)
Net realized capital gains (losses) on investments	(13,968)	363,995	7,506,947	886,161
Net change in unrealized appreciation/depreciation of investments	60,663	(320,072)	(200,582)	573,771

Increase (decrease) in net assets from operations	390,353	163,703	7,356,168	1,326,135

Contract transactions
Net contract purchase payments	1,170,881	1,354,732	4,501,426	5,801,886
Transfer payments from (to) other subaccounts or general account	(1,674,574)	2,497,923	(3,760,040)	(4,544,105)
Contract terminations, withdrawals, and other deductions	(768,516)	(625,546)	(2,258,609)	(3,280,211)
Contract maintenance charges	(935,651)	(996,973)	(3,451,818)	(3,873,554)

Increase (decrease) in net assets from contract transactions	(2,207,860)	2,230,136	(4,969,041)	(5,895,984)

Net increase (decrease) in net assets	(1,817,507)	2,393,839	2,387,127	(4,569,849)

Net assets:
Beginning of the period	12,666,656	10,272,817	45,229,482	49,799,331

End of the period	$10,849,149	$12,666,656	$47,616,609	$45,229,482

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL T. Rowe Price Equity Income Subaccount		WRL T. Rowe Price Small Cap Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$211,584	$185,119	$(222,059)	$(216,510)
Net realized capital gains (losses) on investments	2,583,678	1,648,879	2,715,278	5,244,554
Net change in unrealized appreciation/depreciation of investments	1,035,479	(1,184,092)	(1,650,970)	(3,040,652)

Increase (decrease) in net assets from operations	3,830,741	649,906	842,249	1,987,392

Contract transactions
Net contract purchase payments	2,694,197	2,848,593	1,085,664	6,207,353
Transfer payments from (to) other subaccounts or general account	4,542,098	3,140,490	(9,724,718)	4,188,014
Contract terminations, withdrawals, and other deductions	(1,264,415)	(1,100,820)	(1,234,661)	(1,424,228)
Contract maintenance charges	(1,391,210)	(1,304,623)	(1,721,264)	(1,739,887)

Increase (decrease) in net assets from contract transactions	4,580,670	3,583,640	(11,594,979)	7,231,252

Net increase (decrease) in net assets	8,411,411	4,233,546	(10,752,730)	9,218,644

Net assets:
Beginning of the period	20,551,891	16,318,345	32,674,271	23,455,627

End of the period	$28,963,302	$20,551,891	$21,921,541	$32,674,271

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL Templeton Transamerica Global Subaccount		WRL Third Avenue Value Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$1,024,313	$395,099	$(108,426)	$(328,784)
Net realized capital gains (losses) on investments	(4,778,836)	(9,657,836)	10,787,669	4,008,276
Net change in unrealized appreciation/depreciation of investments	47,229,925	24,950,344	6,786,272	12,287,432

Increase (decrease) in net assets from operations	43,475,402	15,687,607	17,465,515	15,966,924

Contract transactions
Net contract purchase payments	29,216,802	31,707,134	15,141,000	14,176,525
Transfer payments from (to) other subaccounts or general account	(12,264,370)	(13,014,407)	1,225,615	13,349,049
Contract terminations, withdrawals, and other deductions	(14,285,538)	(18,289,621)	(6,088,487)	(5,511,640)
Contract maintenance charges	(20,572,811)	(21,776,283)	(7,383,386)	(5,910,345)

Increase (decrease) in net assets from contract transactions	(17,905,917)	(21,373,177)	2,894,742	16,103,589

Net increase (decrease) in net assets	25,569,485	(5,685,570)	20,360,257	32,070,513

Net assets:
Beginning of the period	256,622,724	262,308,294	114,190,150	82,119,637

End of the period	$282,192,209	$256,622,724	$134,550,407	$114,190,150

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL Transamerica Balanced Subaccount		WRL Transamerica Convertible Securities Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$5,016	$18,456	$20,270	$34,499
Net realized capital gains (losses) on investments	210,912	405,336	89,444	293,741
Net change in unrealized appreciation/depreciation of investments	151,036	(145,716)	104,994	(259,691)

Increase (decrease) in net assets from operations	366,964	278,076	214,708	68,549

Contract transactions
Net contract purchase payments	657,124	455,870	496,265	155,532
Transfer payments from (to) other subaccounts or general account	649,432	283,557	25,531	141,175
Contract terminations, withdrawals, and other deductions	(263,933)	(267,153)	(142,938)	(289,703)
Contract maintenance charges	(391,446)	(385,305)	(226,080)	(202,001)

Increase (decrease) in net assets from contract transactions	651,177	86,969	152,778	(194,997)

Net increase (decrease) in net assets	1,018,141	365,045	367,486	(126,448)

Net assets:
Beginning of the period	4,123,912	3,758,867	2,542,542	2,668,990

End of the period	$5,142,053	$4,123,912	$2,910,028	$2,542,542

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL Transamerica Equity Subaccount		WRL Transamerica Growth Opportunities Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(3,650,425)	$(1,378,426)	$(393,488)	$(444,545)
Net realized capital gains (losses) on investments	463,198	420,659	2,113,324	4,396,103
Net change in unrealized appreciation/depreciation of investments	38,313,856	39,668,765	506,103	3,455,258

Increase (decrease) in net assets from operations	35,126,629	38,710,998	2,225,939	7,406,816

Contract transactions
Net contract purchase payments	45,872,577	37,695,303	7,982,615	8,447,959
Transfer payments from (to) other subaccounts or general account	637,153,963	(3,735,803)	(1,363,326)	(600,023)
Contract terminations, withdrawals, and other deductions	(22,482,168)	(18,549,996)	(3,171,457)	(3,234,181)
Contract maintenance charges	(31,943,395)	(22,394,978)	(4,555,520)	(4,423,774)

Increase (decrease) in net assets from contract transactions	628,600,977	(6,985,474)	(1,107,688)	189,981

Net increase (decrease) in net assets	663,727,606	31,725,524	1,118,251	7,596,797

Net assets:
Beginning of the period	290,823,547	259,098,023	56,848,783	49,251,986

End of the period	$954,551,153	$290,823,547	$57,967,034	$56,848,783

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL Transamerica Money Market Subaccount		WRL Transamerica Small/MidCap Value Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$1,890,724	$971,082	$8,998	$(9,360)
Net realized capital gains (losses) on investments	—	—	785,782	151,282
Net change in unrealized appreciation/depreciation of investments	—	—	372,142	152,916

Increase (decrease) in net assets from operations	1,890,724	971,082	1,166,922	294,838

Contract transactions
Net contract purchase payments	11,827,776	9,579,872	5,619,248	3,210,445
Transfer payments from (to) other subaccounts or general account	2,688,816	3,192,382	924,977	798,587
Contract terminations, withdrawals, and other deductions	(6,557,733)	(7,139,381)	(466,322)	(72,841)
Contract maintenance charges	(5,636,297)	(5,223,746)	(760,999)	(232,730)

Increase (decrease) in net assets from contract transactions	2,322,562	409,127	5,316,904	3,703,461

Net increase (decrease) in net assets	4,213,286	1,380,209	6,483,826	3,998,299

Net assets:
Beginning of the period	46,226,920	44,846,711	4,710,189	711,890

End of the period	$50,440,206	$46,226,920	$11,194,015	$4,710,189

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL Transamerica U.S. Government Securities		WRL Transamerica Value Balanced
	Subaccount		Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$21,415	$24,324	$2,503,842	$2,559,380
Net realized capital gains (losses) on investments	(21,335)	8,568	6,437,631	11,766,713
Net change in unrealized appreciation/depreciation of investments	9,792	(22,709)	11,222,945	(6,234,410)
Increase (decrease) in net assets from operations	9,872	10,183	20,164,418	8,091,683

Contract transactions
Net contract purchase payments	113,171	401,837	3,019,862	14,968,805
Transfer payments from (to) other subaccounts or general account	(40,574)	(741)	(6,143,451)	(6,758,235)
Contract terminations, withdrawals, and other deductions	(198,383)	(16,848)	(8,506,360)	(10,288,840)
Contract maintenance charges	(84,836)	(85,141)	(11,614,243)	(12,193,295)

Increase (decrease) in net assets from contract transactions	(210,622)	299,107	(13,244,192)	(14,271,565)

Net increase (decrease) in net assets	(200,750)	309,290	6,920,226	(6,179,882)

Net assets:
Beginning of the period	862,890	553,600	149,052,652	155,232,534

End of the period	$662,140	$862,890	$155,972,878	$149,052,652

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	WRL Van Kampen Mid-Cap Growth		ProFund VP Bull
	Subaccount		Subaccount[1]
	2006	2005	2006
Operations
Net investment income (loss)	$(2,791,746)	$(2,442,587)	$(1,546)
Net realized capital gains (losses) on investments	(8,314,174)	(12,738,297)	62,798
Net change in unrealized appreciation/depreciation of investments	37,381,675	34,414,529	(42,511)

Increase (decrease) in net assets from operations	26,275,755	19,233,645	18,741

Contract transactions
Net contract purchase payments	35,133,583	40,236,720	1,565,844
Transfer payments from (to) other subaccounts or general account	(21,375,087)	(13,359,170)	6,878,303
Contract terminations, withdrawals, and other deductions	(17,646,019)	(21,086,014)	(3,403)
Contract maintenance charges	(25,068,709)	(26,666,003)	(21,786)

Increase (decrease) in net assets from contract transactions	(28,956,232)	(20,874,467)	8,418,958

Net increase (decrease) in net assets	(2,680,477)	(1,640,822)	8,437,699

Net assets:
Beginning of the period	313,235,641	314,876,463	—

End of the period	$310,555,164	$313,235,641	$8,437,699

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	ProFund VP Money Market	ProFund VP OTC
	Subaccount[1]	Subaccount[1]
	2006	2006
Operations
Net investment income (loss)	$35,309	$(3,506)
Net realized capital gains (losses) on investments	—	35,520
Net change in unrealized appreciation/depreciation of investments	—	(15,502)

Increase (decrease) in net assets from operations	35,309	16,512

Contract transactions
Net contract purchase payments	317,348	521,593
Transfer payments from (to) other subaccounts or general account	1,282,544	411,827
Contract terminations, withdrawals, and other deductions	(93,163)	(3,453)
Contract maintenance charges	(74,052)	(22,006)

Increase (decrease) in net assets from contract transactions	1,432,677	907,961

Net increase (decrease) in net assets	1,467,986	924,473

Net assets:
Beginning of the period	—	—

End of the period	$1,467,986	$924,473

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	ProFund VP Short Small-Cap	ProFund VP Small- Cap
	Subaccount[1]	Subaccount[1]
	2006	2006
Operations
Net investment income (loss)	$(9,566)	$(21,919)
Net realized capital gains (losses) on investments	(618,914)	477,452
Net change in unrealized appreciation/depreciation of investments	1,562	7,970

Increase (decrease) in net assets from operations	(626,918)	463,503

Contract transactions
Net contract purchase payments	378,696	—
Transfer payments from (to) other subaccounts or general account	531,227	3,141,059
Contract terminations, withdrawals, and other deductions	(45,736)	(72,977)
Contract maintenance charges	(74,726)	(121,287)

Increase (decrease) in net assets from contract transactions	789,461	2,946,795

Net increase (decrease) in net assets	162,543	3,410,298

Net assets:
Beginning of the period	—	—

End of the period	$162,543	$3,410,298

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Fidelity VIP Contrafund®		Fidelity VIP Equity-Income
	Subaccount		Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$21,753	$(136,489)	$262,666	$75,402
Net realized capital gains (losses) on investments	3,071,627	265,753	1,796,402	716,208
Net change in unrealized appreciation/depreciation of investments	(742,450)	2,539,900	56,673	(302,374)

Increase (decrease) in net assets from operations	2,350,930	2,669,164	2,115,741	489,236

Contract transactions
Net contract purchase payments	2,107,264	2,511,483	1,398,105	1,172,047
Transfer payments from (to) other subaccounts or general account	159,493	4,445,144	1,713,424	(1,097,223)
Contract terminations, withdrawals, and other deductions	(1,439,871)	(1,094,527)	(637,863)	(896,474)
Contract maintenance charges	(1,425,496)	(1,170,007)	(794,159)	(840,947)

Increase (decrease) in net assets from contract transactions	(598,610)	4,692,093	1,679,507	(1,662,597)

Net increase (decrease) in net assets	1,752,320	7,361,257	3,795,248	(1,173,361)

Net assets:
Beginning of the period	22,443,195	15,081,938	11,407,858	12,581,219

End of the period	$24,195,515	$22,443,195	$15,203,106	$11,407,858

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Fidelity VIP Growth Opportunities		Fidelity VIP Index 500
	Subaccount		Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(14,441)	$(7,738)	$15,440	$2,398
Net realized capital gains (losses) on investments	140,470	92,096	50,061	11,276
Net change in unrealized appreciation/depreciation of investments	(1,851)	174,978	385,117	5,966

Increase (decrease) in net assets from operations	124,178	259,336	450,618	89,640

Contract transactions
Net contract purchase payments	477,058	564,964	1,845,319	1,371,548
Transfer payments from (to) other subaccounts or general account	(55,156)	(119,506)	644,246	457,136
Contract terminations, withdrawals, and other deductions	(194,190)	(273,535)	(67,314)	(8,675)
Contract maintenance charges	(270,579)	(292,704)	(413,676)	(246,957)

Increase (decrease) in net assets from contract transactions	(42,867)	(120,781)	2,008,575	1,573,052

Net increase (decrease) in net assets	81,311	138,555	2,459,193	1,662,692

Net assets:
Beginning of the period	3,730,091	3,591,536	2,223,179	560,487

End of the period	$3,811,402	$3,730,091	$4,682,372	$2,223,179

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

1. Organization and Summary of Significant Accounting Policies

Organization

The WRL Series Life Account (the “Life Account”) was established as a variable accumulation deferred annuity separate account of Western Reserve Life Assurance Co. of Ohio (“WRL” or the “depositor”) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account encompasses the following tax-deferred variable annuity Contracts (the “Contracts”) issued by WRL:

Class A:

WRL Freedom Freedom Builder

WRL Freedom Elite

WRL Freedom Equity Protector

WRL Freedom Wealth Protector

WRL Freedom Elite Builder

WRL Freedom Elite Advisor

Class B:

WRL Freedom Xcelerator

The Life Account contains multiple investment options referred to as subaccounts. Each subaccount invests exclusively in the corresponding Portfolio (the “Portfolio”) of a fund. The Life Account contains six funds (collectively referred to as the “Series Funds”). Each is registered as an open-ended managment investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Fund:

AEGON/Transamerica Series Trust:

WRL AEGON Bond

WRL Asset Allocation—Conservative

WRL Asset Allocation—Growth

WRL Asset Allocation—Moderate Growth

WRL Asset Allocation—Moderate

WRL International Moderate Growth

WRL MFS International Equity

WRL Capital Guardian US Equity

WRL Capital Guardian Value

WRL Clarion Global Real Estate Securities

WRL Federated Growth & Income

WRL Transamerica Science & Technology

WRL J.P. Morgan Mid-Cap Value

WRL JP Morgan Enhanced Index

WRL Marsico Growth

WRL BlackRock Large Cap Value

WRL MFS High Yield

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

1. Organization and Summary of Significant Accounting Policies (continued)

WRL Munder Net50

WRL PIMCO Total Return

WRL Legg Mason Partners All Cap

WRL T. Rowe Price Equity Income

WRL T. Rowe Price Small Cap

WRL Templeton Transamerica Global

WRL Third Avenue Value

WRL Transamerica Balanced

WRL Transamerica Convertible Securities

WRL Transamerica Equity

WRL Transamerica Growth Opportunities

WRL Transamerica Money Market

WRL Transamerica Small/MidCap Value

WRL Transamerica U.S. Government Securities

WRL Transamerica Value Balanced

WRL Van Kampen Mid-Cap Growth

Life Account classes A, B and C invest in AEGON Transamerica Series Trust initial class shares.

Variable Insurance Products Fund-Service Class 2:

Fidelity VIP Index 500

Fidelity-VIP Contrafund® Portfolio

Fidelity-VIP Equity-Income Portfolio

Fidelity-VIP Growth Opportunities Portfolio

ProFunds

ProFund VP Bull

ProFund VP OTC

ProFund VP Small-Cap

ProFund VP Short Small-Cap

ProFund VP Money Market

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Asset Allocation-Growth	May 1, 2002
Asset Allocation-Conservative	May 1, 2002
Asset Allocation—Moderate	May 1, 2002
Asset Allocation-Moderate Growth	May 1, 2002
Capital Guardian Value	May 1, 2002
Capital Guardian U.S. Equity	May 1, 2002
J.P. Morgan Enhanced Index	May 1, 2002
PIMCO Total Return	May 1, 2002

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

1. Organization and Summary of Significant Accounting Policies (continued)

Transamerica Balanced	May 1, 2002
Transamerica Convertible Securities	May 1, 2002
Transamerica Equity	May 1, 2002
Transamerica Growth Opportunities	May 1, 2002
Transamerica U.S. Government Securities	May 1, 2002
MFS High Yield	May 1, 2003
Transamerica Small/Mid Cap Value	May 1, 2004
Fidelity VIP Index 500 Portfolio	May 1, 2004
WRL International Moderate Growth	May 1, 2006
ProFund VP Bull	June 12, 2006
ProFund VP OTC	June 12, 2006
ProFund VP Small-Cap	June 12, 2006
ProFund VP Short Small-Cap	June 12, 2006
ProFund VP Money Market	June 12, 2006

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2006:

Portfolio	Formerly
MFS International Equity	America Century International
Templeton Transamerica Global	Templeton Great Companies Global
Transamerica Science & Technology	Great Companies - TechnologySM
BlackRock Large Cap Value	Mercury Large-Cap Value
Legg Mason Partners All Cap	Salomon All Cap

The following Portfolio mergers were made effective during the fiscal year ended December 31, 2006:

Portfolio	Formerly
Transamerica Equity	Janus Growth
Transamerica Equity	Great Companies - AmericaSM

Investments

Net purchase payments received by the Life Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2006.

Realized capital gains and losses from the sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Series Funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2006 were as follows:

	Purchases	Sales
AEGON/Transamerica Series Fund, Inc.:

AEGON Bond	$7,388,829	$9,698,802
Asset Allocation—Conservative Portfolio	7,407,318	6,158,674
Asset Allocation—Growth Portfolio	85,477,698	3,049,927
Asset Allocation—Moderate Growth Portfolio	77,258,370	7,873,197
Asset Allocation—Moderate Portfolio	23,129,941	7,177,507
MFS International Equity	2,393,169	471,776
Capital Guardian US Equity	22,622,202	4,058,150
Capital Guardian Value	434,301	269,503
Clarion Global Real Estate Securities	2,615,170	697,058
Federated Growth & Income	32,437,035	3,642,174
Transamerica Science & Technology	15,803,757	17,667,969
International Moderate Growth Fund	1,940,371	2,461,413
J.P. Morgan Mid-Cap Value	2,085,911	6,933,963
JP Morgan Enhanced Index	438,636	236,275
Marsico Growth	1,999,842	3,696,452
BlackRock Large Cap Value	11,028,175	6,311,028
MFS High Yield	2,394,595	1,509,885
Munder Net50	2,284,757	4,377,917
PIMCO Total Return	5,662,130	7,523,312
Legg Mason Partners All Cap	9,261,654	7,866,806
T. Rowe Price Equity Income	9,535,343	2,290,581
T. Rowe Price Small Cap	7,141,843	16,808,986
Templeton Transamerica Global	8,623,294	25,606,057
Third Avenue Value	22,405,792	12,819,957
Transamerica Balanced	1,632,120	855,940
Transamerica Convertible Securities	1,885,648	1,667,310
Transamerica Equity	666,720,752	41,144,671

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

2. Investments (continued)

	Purchases	Sales
Transamerica Growth Opportunities	$8,726,990	$8,627,969
Transamerica Money Market	42,303,009	37,989,758
Transamerica Small/Mid-Cap Value	7,299,513	1,215,781
Transamerica U.S. Government Securities	477,756	665,892
Transamerica Value Balanced	11,779,604	16,741,340
Van Kampen Mid-Cap Growth	7,637,573	39,532,309
Profunds
ProFund VP Bull	13,332,571	4,890,946
ProFund VP Money Market	25,866,774	24,401,112
ProFund VP OTC	6,733,850	5,829,394
ProFund VP Short Small-Cap	23,071,695	22,291,487
ProFund VP Small-Cap	26,297,508	23,258,835
Variable Insurance Products Fund (VIP)—Service Class 2:
Fidelity VIP Contrafund® Portfolio	5,825,005	4,419,020
Fidelity VIP Equity-Income Portfolio	5,360,204	1,874,483
Fidelity VIP Growth Opportunities Portfolio	839,973	897,175
Fidelity VIP Index 500 Portfolio	3,298,325	1,215,163

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL AEGON Bond Subaccount	WRL Asset Allocation - Conservative Subaccount	WRL Asset Allocation - Growth Subaccount	WRL Asset Allocation - Moderate Growth Subaccount	WRL Asset Allocation - Moderate Subaccount
Units outstanding at January 1, 2005	1,703,657	1,545,736	9,183,811	11,678,509	4,444,248
Units purchased	499,716	898,447	7,578,265	9,406,243	2,941,891
Units redeemed and transferred	(586,447)	(550,143)	(3,528,612)	(4,182,229)	(1,742,982)

Units outstanding at December 31, 2005	1,616,926	1,894,040	13,233,464	16,902,523	5,643,157
Units purchased	489,446	751,361	8,801,934	9,221,661	2,751,668
Units redeemed and transferred	(611,110)	(785,759)	(4,129,984)	(5,151,832)	(1,931,934)

Units outstanding at December 31, 2006	1,495,262	1,859,642	17,905,414	20,972,352	6,462,891

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL International Moderate Growth Subaccount	WRL MFS International Equity Subaccount	WRL Capital Guardian US Equity Subaccount	WRL Capital Guardian Value Subaccount	WRL Clarion Global Real Estate Securities Subaccount
Units outstanding at January 1, 2005	—	3,118,682	117,501	185,493	2,253,014
Units purchased	—	1,195,804	37,109	114,466	1,076,267
Units redeemed and transferred	—	(958,953)	(31,266)	(78,892)	(982,799)

Units outstanding at December 31, 2005	—	3,355,533	123,344	221,067	2,346,482
Units purchased	283,124	2,569,006	30,090	183,243	1,518,607
Units redeemed and transferred	(83,904)	(1,379,405)	(28,093)	(74,485)	(772,172)

Units outstanding at December 31, 2006	199,220	4,545,134	125,341	329,825	3,092,917

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL Federated Growth & Income Subaccount	WRL Transamerica Science & Technology Subaccount	WRL J.P. Morgan Mid- Cap Value Subaccount	WRL JP Morgan Enhanced Index Subaccount	WRL Marsico Growth Subaccount
Units outstanding at January 1, 2005	3,738,868	3,284,550	1,335,977	102,732	1,568,428
Units purchased	1,182,257	1,327,381	1,100,739	34,055	591,422
Units redeemed and transferred	(1,162,539)	(1,781,149)	(947,485)	(27,750)	(575,314)

Units outstanding at December 31, 2005	3,758,586	2,830,782	1,489,231	109,037	1,584,536
Units purchased	940,857	485,219	17,693	41,724	487,947
Units redeemed and transferred	(1,227,024)	(800,589)	(434,479)	(26,330)	(650,090)

Units outstanding at December 31, 2006	3,472,419	2,515,412	1,072,445	124,431	1,422,393

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL BlackRock Large Cap Value Subaccount	WRL MFS High Yield Subaccount	WRL Munder Net50 Subaccount	WRL PIMCO Total Return Subaccount	WRL Legg Mason Partners All Cap Subaccount
Units outstanding at January 1, 2005	2,164,254	30,333	1,655,749	905,243	3,632,195
Units purchased	1,115,917	145,013	884,628	858,051	824,201
Units redeemed and transferred	(661,413)	(55,143)	(1,098,871)	(662,758)	(1,256,990)

Units outstanding at December 31, 2005	2,618,758	120,203	1,441,506	1,100,536	3,199,406
Units purchased	912,645	193,198	589,522	674,489	697,467
Units redeemed and transferred	(820,196)	(136,651)	(795,875)	(862,026)	(1,028,030)

Units outstanding at December 31, 2006	2,711,207	176,750	1,235,153	912,999	2,868,843

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL T. Rowe Price Equity Income Subaccount	WRL T. Rowe Price Small Cap Subaccount	WRL Templeton Transamerica Global Subaccount	WRL Third Avenue Value Subaccount	WRL Transamerica Balanced Subaccount
Units outstanding at January 1, 2005	1,494,674	2,141,030	11,153,731	3,748,043	320,575
Units purchased	854,330	2,511,099	1,942,556	1,931,626	164,700
Units redeemed and transferred	(527,534)	(1,932,909)	(2,838,659)	(1,210,264)	(156,540)

Units outstanding at December 31, 2005	1,821,470	2,719,220	10,257,628	4,469,405	328,735
Units purchased	921,481	979,284	1,718,803	1,645,081	172,566
Units redeemed and transferred	(567,988)	(1,922,065)	(2,365,313)	(1,494,184)	(122,081)

Units outstanding at December 31, 2006	2,174,963	1,776,439	9,611,118	4,620,302	379,220

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL Transamerica Convertible Securities Subaccount	WRL Transamerica Equity Subaccount	WRL Transamerica Growth Opportunities Subaccount	WRL Transamerica Money Market Subaccount	WRL Transamerica Small/MidCap Value Subaccount
Units outstanding at January 1, 2005	211,280	20,350,784	4,139,106	2,386,257	62,180
Units purchased	104,465	4,692,135	1,402,558	4,524,067	397,159
Units redeemed and transferred	(120,823)	(5,260,989)	(1,394,922)	(4,477,169)	(93,917)

Units outstanding at December 31, 2005	194,922	19,781,930	4,146,742	2,433,155	365,422
Units purchased	185,687	47,273,875	1,474,760	3,645,016	664,035
Units redeemed and transferred	(176,915)	(6,800,780)	(1,563,169)	(3,513,826)	(287,468)

Units outstanding at December 31, 2006	203,694	60,255,025	4,058,333	2,564,345	741,989

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL Transamerica U.S. Government Securities Subaccount	WRL Transamerica Value Balanced Subaccount	WRL Van Kampen Mid-Cap Growth Subaccount	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount
Units outstanding at January 1, 2005	51,200	7,584,776	9,381,782	—	—
Units purchased	57,209	1,079,106	1,974,341	—	—
Units redeemed and transferred	(30,383)	(1,765,696)	(2,589,282)	—	—

Units outstanding at December 31, 2005	78,026	6,898,186	8,766,841	—	—
Units purchased	48,939	950,602	1,518,373	1,205,279	3,228,678
Units redeemed and transferred	(68,406)	(1,524,200)	(2,287,791)	(468,565)	(3,084,493)

Units outstanding at December 31, 2006	58,559	6,324,588	7,997,423	736,714	144,185

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	ProFund VP OTC Subaccount	ProFund VP Short Small-Cap Subaccount	ProFund VP Small-Cap Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity- Income Subaccount
Units outstanding at January 1, 2005	—	—	—	1,426,128	1,044,759
Units purchased	—	—	—	829,704	214,441
Units redeemed and transferred	—	—	—	(420,166)	(353,809)

Units outstanding at December 31, 2005	—	—	—	1,835,666	905,391
Units purchased	640,243	2,512,744	2,719,436	668,658	382,794
Units redeemed and transferred	(559,372)	(2,494,294)	(2,416,178)	(712,415)	(273,056)

Units outstanding at December 31, 2006	80,871	18,450	303,258	1,791,909	1,015,129

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Fidelity VIP Growth Opportunities Subaccount	Fidelity VIP Index 500 Subaccount
Units outstanding at January 1, 2005	472,044	49,600
Units purchased	151,065	191,027
Units redeemed and transferred	(167,947)	(53,170)

Units outstanding at December 31, 2005	455,162	187,457
Units purchased	166,367	323,618
Units redeemed and transferred	(175,121)	(166,940)

Units outstanding at December 31, 2006	446,408	344,135

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

4. Financial Highlights

The Life Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest			Total Return Corresponding to Lowest to Highest Expense Ratio
WRL AEGON Bond

	12/31/2006		1,495,262	$10.07	to	$31.58	$45,300,971	5.23%	0.00%	to	0.90%	0.69%	to	2.99%
	12/31/2005		1,616,926	10.64	to	30.66	48,334,703	5.24	0.75	to	0.90	1.53	to	1.39
	12/31/2004		1,703,657	10.48	to	30.24	51,050,290	6.75	0.75	to	0.90	3.75	to	3.59
	12/31/2003		1,881,315	10.10	to	29.19	54,870,991	4.46	0.75	to	0.90	1.00	to	3.35
	12/31/2002		2,170,717	28.24	to	28.24	61,311,114	3.91	0.90	to	0.90	8.99	to	8.99

WRL Asset Allocation—Conservative

	12/31/2006		1,859,642	10.21	to	13.53	25,092,450	3.28	0.00	to	0.90	2.12	to	8.47
	12/31/2005		1,894,040	11.81	to	12.48	23,572,436	2.78	0.75	to	0.90	4.40	to	4.25
	12/31/2004		1,545,736	11.31	to	11.97	18,488,088	0.34	0.75	to	0.90	8.89	to	8.73
	12/31/2003		1,008,444	10.39	to	11.01	11,098,258	0.13	0.75	to	0.90	3.88	to	21.82
	12/31/2002	(1)	484,273	9.04	to	9.04	4,375,628	0.00	0.90	to	0.90	(9.65)	to	(9.65)

WRL Asset Allocation—Growth

	12/31/2006		17,905,414	10.44	to	15.19	272,418,228	0.96	0.00	to	0.90	4.36	to	14.59
	12/31/2005		13,233,464	13.36	to	13.25	175,590,028	0.49	0.75	to	0.90	11.40	to	11.24
	12/31/2004		9,183,811	11.99	to	11.91	109,457,913	0.09	0.75	to	0.90	13.33	to	13.16
	12/31/2003		4,004,475	10.58	to	10.53	42,156,566	0.16	0.75	to	0.90	5.83	to	29.63
	12/31/2002	(1)	831,252	8.12	to	8.12	6,750,521	0.00	0.90	to	0.90	(18.79)	to	(18.79)

WRL Asset Allocation—Moderate Growth

	12/31/2006		20,972,352	10.35	to	14.76	308,893,207	1.64	0.00	to	0.90	3.55	to	12.82
	12/31/2005		16,902,523	12.91	to	13.08	220,729,099	1.18	0.75	to	0.90	9.09	to	8.93
	12/31/2004		11,678,509	11.84	to	12.01	140,127,540	0.20	0.75	to	0.90	12.69	to	12.53
	12/31/2003		6,173,245	10.50	to	10.67	65,890,483	0.15	0.75	to	0.90	5.02	to	26.03
	12/31/2002	(1)	1,777,591	8.47	to	8.47	15,054,123	0.00	0.90	to	0.90	(15.31)	to	(15.31)

WRL Asset Allocation—Moderate

	12/31/2005		5,643,157	12.30	to	12.74	71,608,709	1.89	0.75	to	0.90	6.64	to	6.49
	12/31/2004		4,444,247	11.54	to	11.96	53,053,473	0.27	0.75	to	0.90	10.56	to	10.40
	12/31/2003		3,023,154	10.43	to	10.84	32,761,809	0.11	0.75	to	0.90	4.34	to	23.75
	12/31/2002	(1)	1,230,771	8.76	to	8.76	10,778,004	0.00	0.90	to	0.90	(12.43)	to	(12.43)

WRL International Moderate Growth

	12/31/2006	(1)	199,220	10.50	to	10.37	2,065,761	0.00	0.00	to	1.80	5.04	to	3.67

WRL MFS International Equity

	12/31/2006		4,545,134	14.15	to	14.15	64,298,334	1.45	0.90	to	0.90	21.97	to	21.97
	12/31/2005		3,355,533	11.60	to	11.60	38,917,877	0.78	0.90	to	0.90	11.86	to	11.86
	12/31/2004		3,118,682	10.37	to	10.37	32,335,564	0.00	0.90	to	0.90	13.32	to	13.32
	12/31/2003		2,848,831	9.15	to	9.15	26,065,025	0.00	0.90	to	0.90	24.17	to	24.17
	12/31/2002		1,082,271	7.37	to	7.37	7,974,341	0.31	0.90	to	0.90	(21.89)	to	(21.89)

WRL Capital Guardian US Equity

	12/31/2006		125,341	13.60	to	13.60	1,704,480	0.54	0.90	to	0.90	9.13	to	9.13
	12/31/2005		123,344	12.46	to	12.46	1,537,037	0.56	0.90	to	0.90	5.36	to	5.36
	12/31/2004		117,501	11.83	to	11.83	1,389,717	0.29	0.90	to	0.90	8.79	to	8.79
	12/31/2003		102,982	10.87	to	10.87	1,119,621	0.13	0.90	to	0.90	35.28	to	35.28
	12/31/2002	(1)	17,962	8.04	to	8.04	144,350	0.53	0.90	to	0.90	(19.63)	to	(19.63)

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
WRL Capital Guardian Value

	12/31/2006		329,825	$10.29	to	$15.04	$4,985,463	1.36%	0.00%	to	0.90%	2.86%	to	15.46%
	12/31/2005		221,066	13.38	to	13.03	2,885,186	0.99	0.75	to	0.90	6.91	to	6.75
	12/31/2004		185,493	12.52	to	12.20	2,265,839	1.07	0.75	to	0.90	15.83	to	15.66
	12/31/2003		107,771	10.81	to	10.55	1,137,821	0.71	0.75	to	0.90	8.06	to	33.38
	12/31/2002	(1)	22,897	7.91	to	7.91	181,117	6.22	0.90	to	0.90	(20.90)	to	(20.90)

WRL Clarion Global Real Estate Securities

	12/31/2006		3,092,917	10.80	to	32.88	99,559,341	1.41	0.00	to	0.90	7.96	to	41.01
	12/31/2005		2,346,482	16.20	to	23.32	54,171,885	1.67	0.75	to	0.90	12.63	to	12.46
	12/31/2004		2,253,014	14.38	to	20.74	46,575,701	2.15	0.75	to	0.90	31.87	to	31.67
	12/31/2003		1,880,937	10.91	to	15.75	29,605,609	2.33	0.75	to	0.90	9.06	to	34.53
	12/31/2002		1,671,235	11.71	to	11.71	19,563,739	1.89	0.90	to	0.90	2.67	to	2.67

WRL Federated Growth & Income

	12/31/2006		3,472,419	10.14	to	32.96	107,177,707	1.66	0.00	to	0.90	1.38	to	1.84
	12/31/2005		3,758,586	12.15	to	32.36	116,589,152	2.27	0.75	to	0.90	4.18	to	4.03
	12/31/2004		3,738,868	11.67	to	31.11	115,142,865	2.74	0.75	to	0.90	8.39	to	8.23
	12/31/2003		3,561,620	10.76	to	28.74	102,294,129	4.27	0.75	to	0.90	7.62	to	25.71
	12/31/2002		3,464,567	22.86	to	22.86	79,209,542	6.12	0.90	to	0.90	0.06	to	0.06

WRL Transamerica Science & Technology

	12/31/2006		2,515,412	10.31	to	4.17	10,615,667	0.00	0.00	to	0.90	3.07	to	0.11
	12/31/2005		2,830,782	11.25	to	4.16	11,885,836	0.42	0.75	to	0.90	1.30	to	1.15
	12/31/2004		3,284,550	11.10	to	4.11	13,578,433	0.00	0.75	to	0.90	7.25	to	7.10
	12/31/2003		3,737,230	10.35	to	3.84	14,371,762	0.00	0.75	to	0.90	3.53	to	49.61
	12/31/2002		2,023,470	2.57	to	2.57	5,195,290	0.00	0.90	to	0.90	(38.67)	to	(38.67)

WRL J.P. Morgan Mid-Cap Value

	12/31/2006		1,072,445	14.52	to	17.38	18,616,424	0.80	0.75	to	0.90	16.37	to	16.20
	12/31/2005		1,489,231	12.48	to	14.96	22,237,578	0.22	0.75	to	0.90	8.34	to	8.18
	12/31/2004		1,335,977	11.52	to	13.83	18,459,737	0.04	0.75	to	0.90	0.00	to	13.56
	12/31/2003		1,250,497	12.18	to	12.18	15,226,569	0.11	0.90	to	0.90	30.25	to	30.25
	12/31/2002		1,015,942	9.35	to	9.35	9,497,729	0.04	0.90	to	0.90	(13.50)	to	(13.50)

WRL JP Morgan Enhanced Index

	12/31/2006		124,431	10.35	to	13.37	1,668,793	1.10	0.00	to	0.90	3.48	to	14.29
	12/31/2005		109,037	12.08	to	11.70	1,278,225	1.31	0.75	to	0.90	2.69	to	2.54
	12/31/2004		102,732	11.76	to	11.41	1,174,754	0.79	0.75	to	0.90	10.19	to	10.03
	12/31/2003		86,604	10.67	to	10.37	898,846	0.51	0.75	to	0.90	6.74	to	27.79
	12/31/2002	(1)	6,162	8.11	to	8.11	50,001	0.37	0.90	to	0.90	(18.85)	to	(18.85)

WRL Marsico Growth

	12/31/2006		1,422,393	10.39	to	10.06	14,438,447	0.13	0.00	to	0.90	3.92	to	4.42
	12/31/2005		1,584,536	12.12	to	9.64	15,338,318	0.08	0.75	to	0.90	7.77	to	7.62
	12/31/2004		1,568,428	11.25	to	8.95	14,072,469	0.00	0.75	to	0.90	11.41	to	11.25
	12/31/2003		1,242,369	10.09	to	8.05	10,004,724	0.00	0.75	to	0.90	0.90	to	0.94
	12/31/2002		694,382	6.43	to	6.43	4,463,531	0.11	0.90	to	0.90	(26.64)	to	(26.64)

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
WRL BlackRock Large Cap Value

	12/31/2006		2,711,207	$10.35	to	$26.71	$71,712,502	0.50%	0.00%	to	0.90%	3.48%	to	15.88%
	12/31/2005		2,618,758	14.75	to	23.05	60,038,994	0.68	0.75	to	0.90	15.08	to	14.91
	12/31/2004		2,164,254	12.82	to	20.06	43,388,925	1.03	0.75	to	0.90	17.45	to	17.28
	12/31/2003		2,231,396	10.91	to	17.10	38,151,724	0.83	0.75	to	0.90	9.13	to	28.62
	12/31/2002		2,277,668	13.30	to	13.30	30,288,827	2.17	0.90	to	0.90	(14.98)	to	(14.98)

WRL MFS High Yield

	12/31/2006		176,750	10.29	to	13.16	2,297,300	11.44	0.00	to	0.90	2.93	to	9.96
	12/31/2005		120,203	11.38	to	11.97	1,430,539	6.75	0.75	to	0.90	1.05	to	0.91
	12/31/2004		30,333	11.26	to	11.86	357,424	4.56	0.75	to	0.90	8.95	to	8.81
	12/31/2003	(1)	39,961	10.34	to	10.90	434,213	0.28	0.75	to	0.90	3.40	to	8.90

WRL Munder Net50

	12/31/2006		1,235,153	10.57	to	9.76	12,172,185	0.00	0.00	to	0.90	5.74	to	(0.89)
	12/31/2005		1,441,506	12.44	to	9.85	14,266,078	0.00	0.75	to	0.90	7.26	to	7.10
	12/31/2004		1,655,749	11.60	to	9.19	15,258,930	0.00	0.75	to	0.90	14.47	to	14.31
	12/31/2003		1,614,860	10.13	to	8.04	12,994,061	0.00	0.75	to	0.90	1.34	to	65.12
	12/31/2002		500,840	4.87	to	4.87	2,439,489	0.00	0.90	to	0.90	(38.97)	to	(38.97)

WRL PIMCO Total Return

	12/31/2006		912,999	10.05	to	11.91	10,849,149	3.78	0.00	to	0.90	0.46	to	3.28
	12/31/2005		1,100,536	10.68	to	11.53	12,666,656	1.95	0.75	to	0.90	1.57	to	1.42
	12/31/2004		905,243	10.51	to	11.37	10,272,817	1.54	0.75	to	0.90	3.71	to	3.56
	12/31/2003		839,446	10.14	to	10.98	9,211,006	1.17	0.75	to	0.90	1.35	to	3.97
	12/31/2002	(1)	698,700	10.56	to	10.56	7,375,719	0.00	0.90	to	0.90	5.56	to	5.56

WRL Legg Mason Partners All Cap

	12/31/2006		2,868,843	10.48	to	16.63	47,616,609	1.00	0.00	to	0.90	4.84	to	17.50
	12/31/2005		3,199,406	11.90	to	14.16	45,229,482	0.60	0.75	to	0.90	3.30	to	3.15
	12/31/2004		3,632,195	11.52	to	13.72	49,799,331	0.23	0.75	to	0.90	8.32	to	8.16
	12/31/2003		3,289,258	10.63	to	12.69	41,728,574	0.39	0.75	to	0.90	6.31	to	33.95
	12/31/2002		2,911,947	9.47	to	9.47	27,582,891	1.07	0.90	to	0.90	(25.39)	to	(25.39)

WRL T. Rowe Price Equity Income

	12/31/2006		2,174,963	10.40	to	13.27	28,963,302	1.62	0.00	to	0.90	4.00	to	17.90
	12/31/2005		1,821,470	12.64	to	11.25	20,551,891	1.44	0.75	to	0.90	3.33	to	3.18
	12/31/2004		1,494,674	12.23	to	10.91	16,318,345	0.85	0.75	to	0.90	13.95	to	13.79
	12/31/2003		854,942	10.73	to	9.59	8,199,996	0.96	0.75	to	0.90	7.35	to	25.73
	12/31/2002		602,588	7.62	to	7.62	4,594,414	0.29	0.90	to	0.90	(19.54)	to	(19.54)

WRL T. Rowe Price Small Cap

	12/31/2006		1,776,439	10.17	to	12.33	21,921,541	0.00	0.00	to	0.90	1.67	to	2.67
	12/31/2005		2,719,220	12.42	to	12.01	32,674,271	0.00	0.75	to	0.90	9.79	to	9.63
	12/31/2004		2,141,030	11.31	to	10.95	23,455,627	0.00	0.75	to	0.90	9.54	to	9.38
	12/31/2003		1,728,562	10.33	to	10.01	17,308,326	0.00	0.75	to	0.90	3.29	to	39.15
	12/31/2002		926,530	7.20	to	7.20	6,666,778	0.00	0.90	to	0.90	(28.00)	to	(28.00)

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
WRL Templeton Transamerica Global

	12/31/2006		9,611,118	$10.42	to	$29.51	$282,192,209	1.27%	0.00%	to	0.90%	4.21%	to	17.73%
	12/31/2005		10,257,628	12.31	to	25.07	256,622,724	1.05	0.75	to	0.90	6.67	to	6.51
	12/31/2004		11,153,731	11.54	to	23.53	262,308,294	0.00	0.75	to	0.90	8.25	to	8.09
	12/31/2003		11,515,920	10.66	to	21.77	250,696,512	0.00	0.75	to	0.90	6.65	to	22.15
	12/31/2002		12,274,006	17.82	to	17.82	218,764,520	2.66	0.90	to	0.90	(26.69)	to	(26.69)

WRL Third Avenue Value

	12/31/2006		4,620,302	10.40	to	29.78	134,550,407	0.80	0.00	to	0.90	3.99	to	15.04
	12/31/2005		4,469,405	15.33	to	25.89	114,190,150	0.55	0.75	to	0.90	17.92	to	17.75
	12/31/2004		3,748,044	13.00	to	21.99	82,119,637	0.66	0.75	to	0.90	23.87	to	23.69
	12/31/2003		3,155,343	10.50	to	17.77	56,066,993	0.45	0.75	to	0.90	4.96	to	36.04
	12/31/2002		2,881,932	13.07	to	13.07	37,655,548	1.83	0.90	to	0.90	(12.66)	to	(12.66)

WRL Transamerica Balanced

	12/31/2006		379,220	10.17	to	13.58	5,142,053	1.00	0.00	to	0.90	1.66	to	8.15
	12/31/2005		328,735	12.26	to	12.55	4,123,912	1.37	0.75	to	0.90	7.16	to	7.00
	12/31/2004		320,575	11.44	to	11.73	3,758,867	1.23	0.75	to	0.90	10.32	to	10.16
	12/31/2003		281,176	10.37	to	10.65	2,993,302	0.19	0.75	to	0.90	3.72	to	12.88
	12/31/2002	(1)	245,862	9.43	to	9.43	2,319,228	0.00	0.90	to	0.90	(5.67)	to	(5.67)

WRL Transamerica Convertible Securities

	12/31/2006		203,694	10.27	to	14.41	2,910,028	1.55	0.00	to	0.90	2.74	to	9.91
	12/31/2005		194,922	11.90	to	13.11	2,542,542	2.24	0.75	to	0.90	3.11	to	2.96
	12/31/2004		211,280	11.54	to	12.74	2,668,990	1.92	0.75	to	0.90	12.33	to	12.17
	12/31/2003		179,538	10.27	to	11.35	2,035,207	0.17	0.75	to	0.90	2.73	to	22.56
	12/31/2002	(1)	33,615	9.26	to	9.26	311,409	0.00	0.90	to	0.90	(7.36)	to	(7.36)

WRL Transamerica Equity

	12/31/2006		60,255,025	10.18	to	15.85	954,551,153	0.00	0.00	to	0.90	1.84	to	7.75
	12/31/2005		19,781,930	13.94	to	14.71	290,823,547	0.36	0.75	to	0.90	15.67	to	15.50
	12/31/2004		20,350,784	12.05	to	12.73	259,098,023	0.00	0.75	to	0.90	14.94	to	14.77
	12/31/2003		945,566	10.49	to	11.09	10,488,937	0.00	0.75	to	0.90	4.88	to	30.05
	12/31/2002	(1)	325,964	8.53	to	8.53	2,780,665	0.00	0.90	to	0.90	(14.69)	to	(14.69)

WRL Transamerica Growth Opportunities

	12/31/2006		4,058,333	10.25	to	14.28	57,967,034	0.23	0.00	to	0.90	2.50	to	4.16
	12/31/2005		4,146,742	14.01	to	13.71	56,848,783	0.00	0.75	to	0.90	15.36	to	15.19
	12/31/2004		4,139,106	12.14	to	11.90	49,251,986	0.00	0.75	to	0.90	15.75	to	15.58
	12/31/2003		431,388	10.49	to	10.29	4,441,137	0.00	0.75	to	0.90	4.88	to	30.04
	12/31/2002	(1)	69,733	7.92	to	7.92	551,974	0.00	0.90	to	0.90	(20.84)	to	(20.84)

WRL Transamerica Money Market

	12/31/2006		2,564,345	10.08	to	20.17	50,440,206	4.68	0.00	to	0.90	0.78	to	3.80
	12/31/2005		2,433,155	10.24	to	19.43	46,226,920	2.88	0.75	to	0.90	2.11	to	1.96
	12/31/2004		2,386,257	10.02	to	19.05	44,846,711	0.98	0.75	to	0.90	0.25	to	0.10
	12/31/2003		3,057,560	10.00	to	19.04	58,161,963	0.81	0.75	to	0.90	(0.01)	to	(0.11)
	12/31/2002		4,900,822	19.06	to	19.06	93,388,169	1.83	0.90	to	0.90	0.54	to	0.54

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
WRL Transamerica Small/MidCap Value

	12/31/2006		741,989	$10.42	to	$15.07	$11,194,015	0.97%	0.00%	to	0.90%	4.20%	to	17.00%
	12/31/2005		365,422	12.92	to	12.88	4,710,189	0.48	0.75	to	0.90	12.71	to	12.55
	12/31/2004	(1)	62,180	11.46	to	11.45	711,890	0.00	0.75	to	0.90	21.73	to	21.56

WRL Transamerica U.S. Government Securities

	12/31/2006		58,559	10.03	to	11.34	662,140	3.52	0.00	to	0.90	0.34	to	2.35
	12/31/2005		78,026	10.50	to	11.08	862,890	3.81	0.75	to	0.90	1.47	to	1.32
	12/31/2004		51,200	10.35	to	10.93	553,600	3.64	0.75	to	0.90	2.52	to	2.37
	12/31/2003		33,527	10.09	to	10.68	356,524	2.30	0.75	to	0.90	0.93	to	2.03
	12/31/2002		21,143	10.47	to	10.47	221,267	0.65	0.90	to	0.90	4.65	to	4.65

WRL Transamerica Value Balanced

	12/31/2006		6,324,588	10.32	to	24.71	155,972,878	2.55	0.00	to	0.90	3.20	to	14.24
	12/31/2005		6,898,186	11.97	to	21.63	149,052,652	2.60	0.75	to	0.90	5.80	to	5.64
	12/31/2004		7,584,776	11.31	to	20.47	155,232,534	1.44	0.75	to	0.90	9.14	to	8.98
	12/31/2003		3,399,763	10.36	to	18.79	63,848,278	3.12	0.75	to	0.90	3.63	to	19.09
	12/31/2002		3,534,817	15.77	to	15.77	55,761,642	3.72	0.90	to	0.90	(14.59)	to	(14.59)

WRL Van Kampen Mid-Cap Growth

	12/31/2006		7,997,423	10.41	to	39.00	310,555,164	0.00	0.00	to	0.90	4.10	to	8.93
	12/31/2005		8,766,841	11.45	to	35.81	313,235,641	0.09	0.75	to	0.90	6.75	to	6.59
	12/31/2004		9,381,782	10.73	to	33.59	314,876,463	0.00	0.75	to	0.90	6.34	to	6.18
	12/31/2003		9,928,670	10.09	to	31.64	314,045,521	0.00	0.75	to	0.90	0.90	to	27.01
	12/31/2002		10,075,642	24.91	to	24.91	250,959,142	0.09	0.90	to	0.90	(33.66)	to	(33.66)

ProFund VP Bull

	12/31/2006	(1)	736,714	10.31	to	11.45	8,437,699	0.07	0.00	to	0.90	3.09	to	14.52

ProFund VP Money Market

	12/31/2006	(1)	144,185	10.07	to	10.18	1,467,986	2.09	0.00	to	0.90	0.68	to	1.81

ProFund VP OTC

	12/31/2006	(1)	80,871	10.13	to	11.43	924,473	0.00	0.00	to	0.90	1.34	to	14.31

ProFund VP Short Small-Cap

	12/31/2006	(1)	18,450	9.82	to	8.81	162,543	0.15	0.00	to	0.90	(1.82)	to	(11.90)

ProFund VP Small-Cap

	12/31/2006	(1)	303,258	10.24	to	11.25	3,410,298	0.00	0.00	to	0.90	2.39	to	12.45

Fidelity VIP Contrafund®

	12/31/2006		1,791,909	13.50	to	13.50	24,195,515	0.98	0.00	to	0.90	10.44	to	10.44
	12/31/2005		1,835,666	12.23	to	12.23	22,443,195	0.11	0.90	to	0.90	15.61	to	15.61
	12/31/2004		1,426,128	10.58	to	10.58	15,081,938	0.19	0.90	to	0.90	14.13	to	14.13
	12/31/2003		1,131,264	9.27	to	9.27	10,482,511	0.28	0.90	to	0.90	27.05	to	27.05
	12/31/2002		898,335	7.29	to	7.29	6,551,710	0.47	0.90	to	0.90	(10.41)	to	(10.41)

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity VIP Equity-Income

	12/31/2006		1,015,129	$14.98	to	$14.98	$15,203,106	3.03%	0.90%	to	0.90%	18.86%	to	18.86%
	12/31/2005		905,391	12.60	to	12.60	11,407,858	1.54	0.90	to	0.90	4.63	to	4.63
	12/31/2004		1,044,759	12.04	to	12.04	12,581,219	1.36	0.90	to	0.90	10.24	to	10.24
	12/31/2003		957,570	10.92	to	10.92	10,460,293	1.43	0.90	to	0.90	28.87	to	28.87
	12/31/2002		727,551	8.48	to	8.48	6,167,180	1.36	0.90	to	0.90	(17.89)	to	(17.89)

Fidelity VIP Growth Opportunities

	12/31/2006		446,408	8.54	to	8.54	3,811,402	0.47	0.90	to	0.90	4.18	to	4.18
	12/31/2005		455,162	8.20	to	8.20	3,730,091	0.67	0.90	to	0.90	7.71	to	7.71
	12/31/2004		472,044	7.61	to	7.61	3,591,536	0.32	0.90	to	0.90	5.93	to	5.93
	12/31/2003		432,103	7.18	to	7.18	3,103,466	0.40	0.90	to	0.90	28.25	to	28.25
	12/31/2002		329,442	5.60	to	5.60	1,844,921	0.72	0.90	to	0.90	(22.70)	to	(22.70)

Fidelity VIP Index 500

	12/31/2006		344,135	10.33	to	13.01	4,682,372	1.24	0.00	to	0.90	3.27	to	14.41
	12/31/2005		187,457	12.04	to	11.37	2,223,179	0.96	0.75	to	0.90	3.78	to	3.63
	12/31/2004		49,601	11.60	to	10.98	560,487	0.18	0.75	to	0.90	9.52	to	14.53
	12/31/2003	(1)	2,542	10.60	to	10.60	26,929	0.00	0.75	to	0.75	5.95	to	5.95

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one
**	These ratios represent the annualized contract expenses of the Life Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying
***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2006

5. Administrative, Mortality, and Expense Risk Charge

Under some forms of the policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

A daily charge equal to an annual rate from 0.75% and 0.90% of average daily net assets is assessed to compensate WRL for assumption of mortaility and expense risks in connection with the issuance and administration of the policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6. Income Taxes

Operations of the Life Account form a part of WRL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Life Account are accounted for separately from other operations of WRL for purposes of federal income taxation. The Life Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from WRL. Under existing federal income tax laws, the income of the Life Account is not taxable to WRL, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Life Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2006. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2006 and 2005, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2006.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2006 and 2005, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2006, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Western Reserve Life Assurance Co. of Ohio changed its accounting for investments in certain low income housing tax credit properties. Also, as discussed in Note 2 to the financial statements, in 2005 Western Reserve Life Assurance Co. of Ohio changed its accounting for investment in subsidiary, controlled and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishments of liabilities.

/s/ Ernst & Young LLP

March 13, 2007

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2006	2005
Admitted assets
Cash and invested assets:
Bonds	$ 623,828	$ 681,735
Preferred stocks	4,796	–
Common stocks of affiliated entities (cost: 2006 - $19,901 and 2005 - $2,693)	23,000	49,448
Mortgage loans on real estate	25,548	18,035
Home office properties	39,428	40,276
Cash, cash equivalents and short-term investments	112,307	30,206
Policy loans	344,781	300,462
Other invested assets	11,993	14,227
Total cash and invested assets	1,185,681	1,134,389

Net deferred income tax asset	30,527	27,873
Premiums deferred and uncollected	5,027	5,161
Reinsurance receivable	3,235	4,888
Receivable from parent, subsidiaries and affiliates	31,579	–
Investment income due and accrued	6,941	7,620
Cash surrender value of life insurance policies	61,729	59,598
Other admitted assets	7,665	10,173
Separate account assets	10,196,130	9,448,013
Total admitted assets	$11,528,514	$10,697,715

	December 31
	2006	2005
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$ 986,405	$ 956,610
Annuity	636,572	692,848
Life policy and contract claim reserves	12,884	18,448
Liability for deposit-type contracts	16,456	21,104
Other policyholders’ funds	50	42
Remittances and items not allocated	10,526	12,068
Borrowed funds	18,885	6,439
Federal and foreign income taxes payable	9,508	3,069
Transfers to separate account due or accrued	(931,425)	(939,994)
Asset valuation reserve	5,858	12,885
Interest maintenance reserve	–	1,250
Funds held under coinsurance and other reinsurance treaties	16,095	17,603
Reinsurance in unauthorized companies	–	259
Payable to affiliates Amounts incurred under modified coinsurance agreements	41,262 4,351	19,293 5,118
Payable for securities	865	–
Unearned investment income	9,589	8,701
Other liabilities	27,405	23,068
Separate account liabilities	10,196,130	9,447,455
Total liabilities	11,061,416	10,306,266

Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Paid-in surplus	151,781	152,185
Unassigned surplus	312,817	236,764
Total capital and surplus	467,098	391,449
Total liabilities and capital and surplus	$11,528,514	$10,697,715

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$ 582,936	$ 578,361	$ 573,363
Annuity	584,189	568,168	575,450
Net investment income	64,109	86,812	90,794
Amortization of interest maintenance reserve	(437)	45	705
Commissions and expense allowances on reinsurance ceded	9,385	3,383	1,224
Reserve adjustments on reinsurance ceded	8,451	(1,018)	(2,037)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	128,081	114,078	99,953
Income earned on company owned life insurance	2,257	2,267	2,307
Income from administrative service agreement	36,528	–	–
Other income	5,320	7,615	4,686
	1,420,819	1,359,711	1,346,445
Benefits and expenses:
Benefits paid or provided for:
Life	65,610	80,266	68,009
Surrender benefits	1,047,578	963,670	880,353
Annuity benefits	47,275	40,836	47,307
Other benefits	2,587	2,586	1,248
Increase (decrease) in aggregate reserves for policies and contracts:
Life	34,451	511,178	20,136
Annuity	(56,276)	(78,445)	(36,786)
	1,141,225	1,520,091	980,267
Insurance expenses:
Commissions	167,682	156,876	144,462
General insurance expenses	101,204	92,552	94,805
Taxes, licenses and fees	16,459	15,204	16,316
Net transfers from separate accounts	(186,676)	(571,654)	(53,443)
Other expenses	1,274	1,527	249
	99,943	(305,495)	202,389
Total benefits and expenses	1,241,168	1,214,596	1,182,656
Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	179,651	145,115	163,789
Dividends to policyholders	29	30	31
Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	179,622	145,085	163,758
Federal income tax expense	67,978	39,955	42,354
Income from operations before net realized capital gains (losses) on investments	111,644	105,130	121,404
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	345	(584)	39
Net income	$ 111,989	$ 104,546	$ 121,443

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2004	$ 2,500	$150,107	$192,076	$344,683
Net income	–	–	121,443	121,443
Change in net unrealized capital gains and losses	–	–	12,477	12,477
Change in non-admitted assets	–	–	(23,892)	(23,892)
Change in asset valuation reserve	–	–	(3,552)	(3,552)
Change in surplus in separate accounts	–	–	356	356
Change in net deferred income tax asset	–	–	26,679	26,679
Dividend to stockholder	–	–	(200,000)	(200,000)
Surplus effect of reinsurance transaction	–	–	(1,185)	(1,185)
Contributed surplus related to stock appreciation rights plan of indirect parent	–	912	–	912
Balance at December 31, 2004	2,500	151,019	124,402	277,921
Net income	–	–	104,546	104,546
Change in net unrealized capital gains and losses	–	–	17,411	17,411
Change in non-admitted assets	–	–	(27,593)	(27,593)
Change in asset valuation reserve	–	–	(2,828)	(2,828)
Change in liability for reinsurance in unauthorized companies	–	–	(259)	(259)
Change in surplus in separate accounts	–	–	(241)	(241)
Change in net deferred income tax asset	–	–	22,511	22,511
Surplus effect of reinsurance transaction	–	–	(1,185)	(1,185)
Contributed surplus related to stock appreciation rights plan of indirect parent	–	1,166	–	1,166
Balance at December 31, 2005	2,500	152,185	236,764	391,449

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2005	$ 2,500	$ 152,185	$236,764	$391,449
Net income	–	–	111,989	111,989
Change in net unrealized capital gains and losses	–	–	(43,656)	(43,656)
Change in non-admitted assets	–	–	(42,577)	(42,577)
Change in asset valuation reserve	–	–	7,027	7,027
Change in liability for reinsurance in unauthorized companies	–	–	259	259
Change in surplus in separate accounts	–	–	(141)	(141)
Change in net deferred income tax asset	–	–	24,874	24,874
Dividend to stockholder	–	–	(2,000)	(2,000)
Cumulative effect of changes in accounting principles	–	–	1	1
Surplus effect of reinsurance transaction	–	–	(969)	(969)
Contributed surplus related to stock appreciation rights plan of indirect parent	–	(404)	–	(404)
Correction of prior year error	–	–	21,246	21,246
Balance at December 31, 2006	$ 2,500	$ 151,781	$312,817	$467,098

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Operating activities
Premiums collected, net of reinsurance	$1,167,315	$1,144,956	$1,148,270
Net investment income received	71,408	92,755	97,348
Miscellaneous income received	187,060	118,762	103,115
Benefit and loss related payments	(1,165,987)	(1,093,337)	(985,923)
Commissions, expenses paid and aggregate write-ins for deductions	(282,359)	(271,622)	(255,745)
Net transfers to separate accounts and protected cell accounts	191,125	88,327	51,024
Dividends paid to policyholders	(29)	(30)	(31)
Federal and foreign income taxes paid	(60,364)	(53,662)	(38,301)
Net cash provided by operating activities	108,169	26,149	119,757

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	513,300	758,904	639,637
Preferred stocks	3,020	–	–
Common stocks	8,144	–	683
Mortgage loans on real estate	988	5,085	258
Other invested assets	–	3,750	–
Miscellaneous proceeds	962	245	30,831
Total investment proceeds	526,414	767,984	671,409

Cost of investments acquired:
Bonds	(465,786)	(778,751)	(588,219)
Preferred stocks	(2,488)	–	–
Common stocks	(4,126)	–	(650)
Mortgage loans on real estate	(8,501)	(6,208)	(7,500)
Real estate	(39)	(153)	(67)
Other invested assets	(484)	(1,007)	(544)
Miscellaneous applications	–	(31,061)	(295)
Total cost of investments acquired	(481,424)	(817,180)	(597,275)
Net increase in policy loans	(44,319)	(20,804)	(10,766)
Net cost of investments acquired	(525,743)	(837,984)	(608,041)
Net cash provided by (used in) investing activities	671	(70,000)	63,368

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Financing and miscellaneous activities
Cash provided (applied):
Borrowed funds received	$ 12,384	$ 6,407	$ –
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(5,334)	5,284	830
Dividends to stockholder	(2,000)	–	(200,000)
Other cash provided (applied)	(31,789)	38,787	(31,092)
Net cash provided by (used in) financing and miscellaneous activities	(26,739)	50,478	(230,262)
Net increase (decrease) in cash, cash equivalents and short-term investments	82,101	6,627	(47,137)

Cash, cash equivalents and short-term investments:
Beginning of year	30,206	23,579	70,716
End of year	$ 112,307	$ 30,206	$ 23,579

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2006

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

trading and as a separate component of other comprehensive imcome for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses on a statutory basis include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, principally the non-admitted portion of deferred income tax assets and agent debit balances, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the tatements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

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1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Investments in bonds, except those to which the SVO has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities, categorized as bonds, are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. As a result, $4,308 of securities previously classified as bonds by the Company have been reclassified as preferred stock as of December 31, 2006. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances. Other “admitted assets” are valued principally at cost.

At December 31, 2006, investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. At December 31, 2005, LIHTC properties were accounted for based on GAAP equity.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2006, 2005, and 2004 net realized capital (losses) gains of $(2,235), $(2,416), and $1,507, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net (losses) gains aggregated $(437), $45, and $705 for the years ended December 31, 2006, 2005, and 2004, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $20, $28, and $33 has been excluded for the years ended December 31, 2006, 2005, and 2004, respectively, with respect to such practices.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006 and 2005, securities with a book value of $18,544 and $6,527, respectively, and a market value of $18,767 and $6,428, respectively, were subject to dollar reverse repurchase agreements. These securities have maturity dates ranging from 2035 to 2036 and have a weighted average interest rate of 6.01%.

Derivative Instruments

Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Aggregate Reserves for Policies and Contracts

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law. The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Additional reserves are established when

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.0 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

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1. Organization and Summary of Significant Accounting Policies (continued)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease directly to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $1,092,584, $1,095,820, and $1,061,630 in 2006, 2005, and 2004, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. In addition, the Company received $128,081, $114,078, and $99,953, in 2006, 2005 and 2004, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 and 2006, AEGON N.V. sponsored a stock option plan for eligible employees of the company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with Statement of Statutory Accounting Principles (SSAP) No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense (benefit) of $(538), $719 and $912 for the years ended December 31, 2006, 2005 and 2004, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $134, $447 and $0, for years ended December 31, 2006, 2005 and 2004, respectively.

Reclassifications

Certain reclassifications have been made to the 2005 and 2004 financial statements to conform to the 2006 presentation.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

During 2006, the manner in which the reserves on Variable Annuity and Variable Universal Life contracts are split between the separate account and general account statements was modified. This modification resulted in the contract surrender value being held as the reserve in the separate account statement, and any reserves in excess of the surrender value being held as the reserve in the general account. As a result, the total reserves held by the Company did not change, although the new reserve split resulted in an increase in the general account reserves of approximately $479,175 and an offsetting decrease in the separate account reserves by this same amount as of December 31, 2006. The 2005 general account reserves have increased by $483,831, the amount of reserves that would have been recorded as of December 31, 2005 had this new approach been implemented at that time.

2. Accounting Changes and Corrections of Errors

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments.  This statement established statutory accounting principles for investments in federal and certain state sponsored LIHTC properties.  SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor.  Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies  and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity.  The cumulative effect is the difference between the   audited GAAP equity amount at January 1, 2006 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods.  As a result of the change, the Company reported a cumulative effect of a change of accounting principle that increased unassigned surplus by $1 at January 1, 2006.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company’s investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes and Corrections of Errors (continued)

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

During the current years' financial statement preparation, the Company discovered an error in the reporting of cost basis in two of its noninsurance subsidiaries. At December 31, 2005, total cost for these subsidiaries was reported at $400, which was understated by a total of $21,246. This correction is reflected in the current year as a separate adjustment to unassigned surplus, with an offset to change in unrealized capital gains and losses. There is no income or surplus effect in the current or any prior period as a result of this correction.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Bonds and Preferred Stocks: Fair values for bonds and preferred stocks are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: Carrying value of policy loans approximates their fair value.

Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

Separate Account Annuity Liabilities: Separate account annuity liabilities are based upon the fair value of the related separate account assets.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Payable for Securities: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2006		2005
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments	$ 112,307	$ 112,307	$ 30,206	$ 30,206
Bonds	623,828	619,432	681,735	677,028
Preferred stock	4,796	4,844	–	–
Mortgage loans on real estate	25,548	25,556	18,035	18,016
Policy loans	344,781	344,781	300,462	300,462
Separate account assets	10,196,130	10,196,130	9,448,013	9,448,013

Liabilities
Investment contract liabilities	652,763	652,027	713,682	706,876
Borrowed funds	18,885	18,885	6,439	6,439
Payable for securities	865	865	–	–
Separate account annuity liabilities	6,287,948	6,287,948	5,959,998	5,959,998

4. Investments

The carrying amount and estimated fair value of investments in bonds and preferred stock are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$ 60,003	$ 6	$1,763	$ 68	$ 58,178
State, municipal and other government	6,851	240	1	–	7,090
Public utilities	23,975	397	102	–	24,270
Industrial and miscellaneous	184,399	2,577	2,703	360	183,913
Mortgage and other asset-backed securities	348,600	1,281	3,553	347	345,981
	623,828	4,501	8,122	775	619,432
Unaffiliated preferred stock	4,796	129	81	–	4,844
Total	$628,624	$4,630	$8,203	$775	$624,276

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2005
Bonds:
United States Government and agencies	$ 55,441	$ 1	$ 68	$ 723	$ 54,651
State, municipal and other government	10,565	393	20	–	10,938
Public utilities	37,809	581	61	127	38,202
Industrial and miscellaneous	237,261	4,101	2,402	1,934	237,026
Mortgage and other asset-backed securities	340,659	392	1,283	3,557	336,211
Total	$681,735	$5,468	$3,834	$6,341	$677,028

At December 31, 2006, and 2005, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 81 and 60 securities with a carrying amount of $312,735 and $121,000 and an unrealized loss of $8,203 and $3,834, with an average price of 98.3 and 96.8 (NAIC fair value/amortized cost). Of this portfolio, 98.92% and 97.86% were investment grade with associated unrealized losses of $7,999 and $3,550, respectively.

At December 31, 2006 and 2005, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 54 and 76 securities with a carrying amount of $132,359 and $391,144 and an unrealized loss of $775 and $6,341 with an average price of 99.9 and 98.4 (NAIC fair value/amortized cost). Of this portfolio, 87.39% and 92.90% were investment grade with associated unrealized losses of $588 and $5,483, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The estimated fair value of bonds and preferred stock with gross unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2006
Bonds:
United States Government and agencies	$ 53,336	$ 3,382	$ 56,718
State, municipal and other government	345	–	345
Public utilities	7,904	4,999	12,903
Industrial and miscellaneous	96,635	29,104	125,739
Mortgage and other asset-backed securities	142,988	94,099	237,087
	301,208	131,584	432,792
Preferred stock	3,324	–	3,324
	$304,532	$131,584	$436,116

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2005
Bonds:
United States Government and agencies	$ 2,209	$ 51,841	$ 54,050
State, municipal and other government	684	–	684
Public utilities	3,723	12,192	15,915
Industrial and miscellaneous	68,702	83,246	151,948
Mortgage and other asset-backed securities	41,848	237,524	279,372
	$117,166	$384,803	$501,969

The carrying amount and fair value of bonds at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying Amount	Estimated Fair Value

Due in one year or less	$ 20,525	$ 20,426
Due one through five years	128,499	127,285
Due five through ten years	102,007	100,611
Due after ten years	24,197	25,129
	275,228	273,451
Mortgage and other asset-backed securities	348,600	345,981
	$623,828	$619,432

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2006	2005	2004
Income:
Bonds	$32,693	$30,014	$32,456
Preferred stocks	421	–	–
Common stock of affiliated entities	10,010	35,871	39,460
Mortgage loans on real estate	1,183	2,013	769
Real estate- home office properties	7,400	7,316	7,440
Policy loans	18,870	17,266	16,739
Other	2,279	2,541	1,180
Gross investment income	72,856	95,021	98,044

Investment expenses	(8,747)	(8,209)	(7,250)
Net investment income	$64,109	$86,812	$90,794

Investment expenses include expenses for the occupancy of company-owned property of $3,668, $3,649 and $3,494 during 2006, 2005 and 2004, respectively, as well as depreciation expense on these properties of $887, $880 and $880, respectively.

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2006	2005	2004

Proceeds	$521,904	$758,904	$639,637

Gross realized gains	$ 1,685	$ 1,555	$ 6,330
Gross realized losses	(4,689)	(5,273)	(4,011)
Net realized gains (losses)	$ (3,004)	$ (3,718)	$ 2,319

At December 31, 2006, bonds with an aggregate carrying value of $3,816 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2006	2005	2004

Debt securities	$ (3,004)	$ (3,718)	$ 2,319
Common stock	(20)	–	380
Derivatives	(858)	(78)	(232)
Other invested assets	952	26	2
	(2,930)	(3,770)	2,469

Tax benefit (expense)	1,040	770	(923)
Transfer to (from) interest maintenance reserve	2,235	2,416	(1,507)
Net realized capital gains (losses) on investments	$ 345	$ (584)	$ 39

	Changes in Unrealized
	Year Ended December 31
	2006	2005	2004

Common stocks	$ (43,656)	$ 18,801	$ 15,107
Other invested assets	–	(1,390)	(2,630)
Change in unrealized capital gains and losses	$ (43,656)	$ 17,411	$ 12,477

The Company did not recognize any impairment write-down for its investments in limited partnerships during the years ended December 31, 2006, 2005 or 2004.

Gross unrealized gains (losses) on common stocks were as follows:

	Unrealized
	December 31
	2006	2005

Unrealized gains	$5,574	$47,842
Unrealized losses	(2,475)	(1,087)
Net unrealized gains	$3,099	$46,755

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

During 2006, the Company issued one mortgage loan at an interest rate of 6.35%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 72%. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. During 2005, the Company issued one mortgage loan at an interest rate of 5.46% and one mortgage loan at an interest rate of 5.94%. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

During 2006, 2005, and 2004, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2006, 2005 and 2004, the Company held a mortgage loan loss reserve in the asset valuation reserve of $243, $171, and $137, respectively.

At December 31, 2006, the Company had two Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from five to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from ten to eleven years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2016 are $2,618. There were no impairment losses, write-downs, or reclassifications during 2006 related to any of these credits.

The Company issues products providing the customer a return based on the S&P 500 index. The Company uses S&P 500 index futures contracts to hedge the liability risk associated with these products.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company did not recognize any unrealized gains or losses during 2006, 2005 or 2004 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The Company did not recognize any unrealized gains or losses during 2006 or 2005 for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

	Year Ended December 31
	2006	2005	2004

Direct premiums	$1,229,963	$1,200,679	$1,202,558
Reinsurance assumed – affiliated	2,382	791	–
Reinsurance ceded - affiliated	(43,611)	(36,972)	(11,704)
Reinsurance ceded – non-affiliated	(21,609)	(17,969)	(42,041)
Net premiums earned	$1,167,125	$1,146,529	$1,148,813

The Company received reinsurance recoveries in the amount of $34,248, $42,537 and $31,129 during 2006, 2005 and 2004, respectively. At December 31, 2006 and 2005, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $13,933 and $10,008, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2006 and 2005 of $84,897 and $68,645, respectively. As of December 31, 2006 and 2005, the amount of reserve credits for reinsurance ceded that represented affiliated companies were $61,872 and $56,065, respectively.

The net amount of the reduction in surplus at December 31, 2006 if all reinsurance agreements were cancelled is $5,925.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. For years ended December 31, 2006, 2005, and 2004, the amount charged directly to unassigned surplus was $1,185. At December 31, 2006, the Company holds collateral in the form of letters of credit of $55,000 from the ceding company.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

During 2006, the Company entered into a reinsurance agreement with Transamerica International Re (Ireland), Ltd., an affiliate, to retrocede an inforce block of term life business effective January 1, 2006. The difference between the initial commission expense allowance received of $700 and ceded reserves of $332 resulted in an initial transaction gain of $368, which was credited to unassigned surplus on a net of tax basis in the amount of $240, in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. For the year ended December 31, 2006, the Company amortized $24 into earnings with a corresponding charge to unassigned surplus.

Letters of credit held for all unauthorized reinsurers as of December 31, 2006 was $67,200.

6. Income Taxes

The main components of deferred tax amounts are as follows:

	December 31
	2006	2005
Deferred tax assets:
Nonadmitted	$ 7,214	$ 281
Tax basis deferred acquisition costs	93,272	92,798
Reserves	138,064	132,510
Other	11,518	11,226
Total deferred income tax assets	250,068	236,815

Nonadmitted deferred tax assets	156,815	134,595
Admitted deferred tax assets	93,253	102,220

Deferred tax liabilities:
§807(f) adjustment – liabilities	62,039	74,092
Other	687	255
Total deferred income tax liabilities	62,726	74,347
Net admitted deferred tax asset	$ 30,527	$ 27,873

The change in net deferred income tax assets and deferred income tax assets – nonadmitted are as follows:

	December 31
	2006	2005	Change

Total deferred tax assets	$ 250,068	$ 236,815	$ 13,253
Total deferred tax liabilities	62,726	74,347	11,621
Net deferred tax asset	$ 187,342	$ 162,468	$ 24,874

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

	December 31
	2005	2004	Change

Total deferred tax assets	$ 236,815	$ 219,955	$ 16,860
Total deferred tax liabilities	74,347	79,998	5,651
Net deferred tax asset	$ 162,468	$ 139,957	$ 22,511

Nonadmitted deferred tax assets increased $22,220, $27,476 and $24,523 for the years ended December 31, 2006, 2005 and 2004, respectively.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2006	2005	2004

Income tax expense computed at the federal statutory rate (35%)	$ 62,868	$ 50,780	$ 57,315
Deferred acquisition costs – tax basis	327	981	2,153
Amortization of IMR	153	(16)	(247)
Depreciation	(178)	(178)	(267)
Dividends received deduction	(11,099)	(25,155)	(19,960)
Low income housing credits	(3,167)	(3,157)	(3,157)
Prior year under (over) accrual	1,647	(151)	(13,204)
Reinsurance transactions	(339)	(415)	(415)
Reserves	17,750	17,967	22,156
Other	16	(701)	(2,020)
Federal income tax expense	67,978	39,955	42,354
Change in net deferred income taxes	(24,874)	(22,511)	(26,679)
Total income taxes	$ 43,104	$ 17,444	$ 15,675

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. At December 31, 2005, the life subgroup had no loss carryforwards. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. A distribution from the PSA was made during

2006 in the amount of $293, which reduced the balance in the PSA to zero. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

The consolidated tax group, in which the Company is included, incurred income taxes during 2006, 2005 and 2004 of $0, $286,973 and $280,054, respectively that will be available for recoupment in the event of future net losses.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2006		2005
	Amount	Percent of Total	Amount	Percent of Total

Subject to discretionary withdrawal with market value adjustment	$ 21,059	0%	$ 20,695	0%
Subject to discretionary withdrawal at book value less surrender charge of 5% or more	97,945	1%	141,855	2%
Subject to discretionary withdrawal at fair value	6,322,414	91%	5,959,998	89%
Total with adjustment or at market value	6,441,418	92%	6,122,548	91%
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	462,789	7%	535,591	8%
Not subject to discretionary withdrawal	78,598	1%	62,422	1%
Total annuity reserves and deposit fund liabilities - before reinsurance	6,982,805	100%	6,720,561	100%
Less reinsurance ceded	33,153		37,963
Net annuity reserves and deposit fund liabilities	$6,949,652		$6,682,598

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Information regarding the separate accounts of the Company is as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less than or Equal to 4%	Nonindexed Guaranteed Greater than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2006	$ –	$ –	$ –	$1,092,105	$1,092,105

Reserves at December 31, 2006 for accounts with assets at fair value	$ –	$ –	$ –	$9,264,404	$9,264,404

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$ –	$ –	$ –	$ –	$ –
At book value without market value adjustment and with current surrender charge of 5% or more	–	–	–	–	–
At market value	–	–	–	9,264,404	9,264,404
At book value without market value adjustment and with current surrender charge of less than 5%	–	–	–	–	–
Subtotal	–	–	–	9,264,404	9,264,404
Not subject to discretionary withdrawal	–	–	–	–	–
Total separate account liabilities at December 31, 2006	$ –	$ –	$ –	$9,264,404	$9,264,404

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guaranteed Less than or Equal to 4%	Nonindexed Guaranteed Greater than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2005	$ –	$ –	$ –	$1,095,989	$1,095,989

Reserves at December 31, 2005 for accounts with assets at fair value	$ –	$ –	$ –	$8,991,287	$8,991,287

Reserves for separate accounts by withdrawal characteristics at December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$ –	$ –	$ –	$ –	$ –
At book value without market value adjustment and with current surrender charge of 5% or more	–	–	–	–	–
At market value	–	–	–	8,991,287	8,991,287
At book value without market value adjustment and with current surrender charge of less than 5%	–	–	–	–	–
Subtotal	–	–	–	8,991,287	8,991,287
Not subject to discretionary withdrawal	–	–	–	–	–
Total separate account liabilities at December 31, 2005	$ –	$ –	$ –	$8,991,287	$8,991,287

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2006	2005	2004
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$1,092,584	$1,095,820	$1,061,629
Transfers from Separate Accounts	1,758,650	1,671,242	1,113,867
Net transfers to (from) Separate Accounts	(666,066)	(575,422)	(52,238)
Reconciling adjustments:
Other	215	3,768	(1,205)
Transfers as reported in the Summary of Operations of the Company	$ (665,851)	$ (571,654)	$ (53,443)

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

At December 31, 2006 and 2005, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2006	Guaranteed Minimum Income Benefit	$1,787,240	$25,183	$3,152
2005	Guaranteed Minimum Income Benefit	$1,751,800	$21,551	$3,328

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2006 and 2005, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2006	Guaranteed Minimum Death Benefit	$6,564,098	$63,367	$33,153
2005	Guaranteed Minimum Death Benefit	$6,394,544	$61,194	$37,963

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2006 and 2005, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2006
Ordinary direct renewal business	$2,749	$1,475	$4,224
Ordinary new business	910	(107)	803
	$3,659	$1,368	$5,027

December 31, 2005
Ordinary direct renewal business	$1,592	$ 211	$1,803
Ordinary new business	2,252	1,106	3,358
	$3,844	$1,317	$5,161

At December 31, 2006 and 2005, the Company had insurance in force aggregating $3,640,805 and $61,564,103 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $21,377 and $9,331 to cover these deficiencies at December 31, 2006 and 2005, respectively.

8. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2007, without the prior approval of insurance regulatory authorities, is $111,989.

9. Capital and Surplus

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, the Company meets the RBC requirements.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of

Liabilities

During 2006, 2005 and 2004, the Company sold $32,428, $51,983, and $45,723, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliate company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus retains such balances as non-admitted receivables. Receivables in the amount of $20,261 were non-admitted as of December 31, 2006.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87, Employers Accounting for Pensions expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $1,432, $1,280, and $1,303 for the years ended December 31, 2006, 2005, and 2004, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $864, $836, and $807 for the years ended December 31, 2006, 2005, and 2004, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2006, 2005 and 2004 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $147, $126, and $157 for the years ended December 31, 2006, 2005, and 2004, respectively.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company is part of a Tax Allocation Agreement with its parent and other affiliated companies as described in Note 6. During 2006, 2005, and 2004, the Company paid $94,305, $91,667, and $108,339, respectively, for such services, which approximates their costs to the affiliates. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $36,528 from this

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Related Party Transactions (continued)

agreement during 2006. The Company provides office space, marketing and administrative services to certain affiliates. During 2006, 2005, and 2004, the Company received $91,726, $85,975, and $89,072, respectively, for such services, which approximates their cost.

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2006 and 2005, the Company has a net amount of $9,683 and $19,293, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2006, 2005, and 2004, the Company paid net interest of $1,599, $1,027, and $520, respectively, to affiliates.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2006 and 2005, the cash surrender value of these policies was $61,729 and $59,598, respectively.

The Company paid common stock dividends of $2,000 to its parent during 2006. No dividends were paid during 2005. During 2004, the Company paid $200,000 of dividends to its parent.

13. Commitments and Contingencies

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,364 and $3,380 and an offsetting premium tax benefit of $0 and $722 at December 31, 2006 and 2005, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $36, $59, and $(374), for the years ended December 31, 2006, 2005, and 2004, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 100/102/105% of the fair market value of the loaned securities as of the transaction date for government/domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 100/102/105% of the fair value of the loaned securities, respectively. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2006 and 2005, respectively, securities in the amount of $59,321 and $0 were on loan under security lending agreements.

The Company has contingent commitments of $2,618 and $3,043 as of December 31, 2006 and 2005, respectively, for low income housing tax credit investments.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company.  The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets.  At December 31, 2006 and 2005 respectively, the Company pledged assets in the amount of $2,191 and $642 to satisfy the requirements of futures trading accounts.

There continues to be significant federal and state regulatory activity relating to financial services companies. The Company and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (SEC). In particular, the Company continues to respond to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by the Company, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates of the Company.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution.  The Company and its affiliates are working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, the Company does not believe the resolution will be material to its financial position.

At December 31, 2006 and 2005, the net amount of securities being acquired on a TBA basis was $43 and $0, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Debt

The Company has an outstanding liability for borrowed money in the amount of $18,885 and $6,439 as of December 31, 2006 and 2005, respectively, due to participation in dollar reverse repurchase agreements. The Company enters reverse dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received as stated in Note 1.

Statutory-Basis Financial

Statement Schedules

Western Reserve Life Assurance Co. of Ohio

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2006

Schedule I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet

Fixed maturities
Bonds:
United States Government and government agencies and authorities	$ 60,315	$ 58,486	$ 60,315
States, municipalities, and political subdivisions	29,047	29,317	29,047
Foreign governments	5,013	5,234	5,013
Public utilities	23,975	24,269	23,975
All other corporate bonds	505,478	502,126	505,478
Preferred stock	4,796	4,844	4,796
Total fixed maturities	628,624	624,276	628,624

Mortgage loans on real estate	25,548		25,548
Real estate	39,428		39,428
Policy loans	344,781		344,781
Cash, cash equivalents and short-term investments	112,307		112,307
Other invested assets	11,993		11,993
Total investments	$1,162,681		$1,162,681

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III

	Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*	Premium Written

Year ended December 31, 2006
Individual life	$ 971,044	$12,448	$ 582,703	$33,573	$ 727,802	$(178,400)	$ –
Group life	15,361	198	233	694	445	55	–
Annuity	636,572	238	584,189	29,842	892,153	(200,887)	–
	$1,622,977	$12,884	$1,167,125	$64,109	$1,620,400	$(379,232)	$ –

Year ended December 31, 2005
Individual life	$ 941,322	$18,346	$ 578,049	$34,086	$ 252,018	$244,614	$ –
Group life	15,288	100	312	1,026	1,722	1,357	–
Annuity	692,848	2	568,168	51,700	782,520	(67,635)	–
	$1,649,458	$18,448	$1,146,529	$86,812	$1,036,260	$178,336	$ –

Year ended December 31, 2004
Individual life	$ 431,843	$22,129	$ 572,975	$32,781	$208,923	$263,981	$ –
Group life	13,589	100	388	964	887	1,260	–
Annuity	771,293	–	575,450	57,049	770,457	(62,852)	–
	$1,216,725	$22,229	$1,148,813	$90,794	$980,267	$202,389	$ –

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Western Reserve Life Assurance Co. of Ohio

Reinsurance

(Dollars in Thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2006
Life insurance in force	$90,434,049	$40,136,640	$17,246,515	$67,543,924	26%

Premiums:
Individual life	$ 637,660	$ 57,339	$ 2,382	$ 582,703	0%
Group life	725	492	–	233	0
Annuity	591,578	7,389	–	584,189	0
	$ 1,229,963	$ 65,220	$ 2,382	$ 1,167,125	0%

Year ended December 31, 2005
Life insurance in force	$85,891,325	$35,360,079	$ 4,106,724	$50,531,246	0%

Premiums:
Individual life	$ 622,657	$ 45,399	$ 791	$ 578,049	0%
Group life	755	443	–	312	0
Annuity	577,267	9,099	–	568,168	0
	$ 1,200,679	$ 54,941	$ 791	$ 1,146,529	0%

Year ended December 31, 2004
Life insurance in force	$81,890,006	$30,314,062	$ –	$51,575,944	0%

Premiums:
Individual life	$ 615,380	$ 42,405	$ –	$ 572,975	0%
Group life	790	402	–	388	0
Annuity	586,388	10,938	–	575,450	0
	$ 1,202,558	$ 53,745	$ –	$ 1,148,813	0%

PART C - OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of Western Reserve establishing the separate account (1)
(b)	Not Applicable
(c)	Distribution of Policies
(i)	Master Service and Distribution Compliance Agreement (2)
(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)
(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)
(iv)	Principal Underwriting Agreement (3)
(v)	First Amendment to Principal Underwriting Agreement (3)
(vi)	Second Amendment to Principal Underwriting Agreement (12)
(vii)	Third Amendment to Principal Underwriting Agreement (15)
(viii)	Form of Amendment No. 2 And Novation To The Amended And Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Western Reserve
(ix)	(i) Specimen Flexible Premium Variable Life Insurance Policy (18)
(ii)	Primary Insured Rider Plus (14)
(iii)	Disability Waiver of Premium Rider (7)
(iv)	Disability Waiver of Monthly Deductions Rider (7)
(v)	Other Insured Rider (14)
(vi)	Accidental Death Benefit Rider (7)
(vii)	Living Benefit Rider (an Accelerated Death Benefit) (6)
(viii)	Endorsement to Policy Loans Provision (Form AE1617 1006)
(d)	Application for Flexible Premium Variable Life Insurance Policy (19)
(e)	Depositor’s Certification of Incorporation and By-Laws
(i)	Second Amended Articles of Incorporation of Western Reserve (2)
(ii)	Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (4)
(iii)	Amended Code of Regulations (By-Laws) of Western Reserve (1)
(f)	Reinsurance Agreements
(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (5)
(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (5)
(g)	(i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated June 14, 1999 (8)
(ii)	Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund II (9)
(iii)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund II (10)
(iv)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated September 1, 2003 (12)
(v)	Fourth Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated December 1, 2003 (13)
(vi)	Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendment Nos. 1 – 20 thereto (11)
(vii)	Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 (12)
(viii)	Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003 (13)
(ix)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004 (15)
(x)	Amendment No. 24 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004 (16)
(xi)	Amendment No. 25 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated March 28, 2005 (17)

(xii)	Amendment No. 26 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated September 1, 2005 (17)
(xiii)	Participation Agreement Among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 6, 2006 (18)
(d)	Not Applicable
(e)	Not Applicable
(f)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities being Registered
(g)	Opinion of Arthur D. Woods, Esq. as to Legality of Securities Being Registered
(h)	Sample Hypothetical Illustration (18)
(i)	Other Opinions:
(i)	Written Consent of Sutherland Asbill & Brennan LLP
(ii)	Written Consent of Ernst & Young LLP
(j)	Not Applicable
(k)	Not Applicable
(l)	Memorandum describing issuance, transfer and redemption procedures (19)
(m)	Powers of Attorney (19)
Allan J. Hamilton
Brenda K. Clancy
Charles T. Boswell
Arthur C. Schneider
Christopher H. Garrett
Tim L. Stonehocker

_____________________________________

(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
(5)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated April 5, 2001 (File No. 333-58322) and is incorporated herein by reference.
(6)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated August 6, 2003 (File No. 333-107705) and is incorporated herein by reference.
(7)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.
(10)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.
(12)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated November 7, 2003 (File No. 333-110315) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 14, 2004 (File No. 333-110315) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 16, 2004 (File No. 333-100993) and is incorporated herein by reference.

(15)         This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated February 28, 2005 (File No. 333-107705) and is incorporated herein by reference.This exhibit was previously filed on Initial Registration Statement to Form N-6 Registration Statement dated September 28, 2005 (File No. 333-128650) and is incorporated herein by reference.

(16)	This exhibit was previously filed on Initial Registration Statement to Form N-6 Registration Statement dated June 14, 2006 (File No. 333-135005) and is incorporated herein by reference
(17)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form N-6 Registration Statement dated October 16, 2006 (File No. 333-135005) and is incorporated herein by reference.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Tim L. Stonehocker	(1)	Chairman of the Board
Charles T. Boswell	(2)	Director and Chief Executive Officer
Brenda K. Clancy	(1)	Director and President
William H. Geiger	(2)	Senior Vice President, Corporate Counsel and Group Vice President – Compliance and Secretary
Allan J. Hamilton	(2)	Vice President, Treasurer and Controller
Arthur C. Schneider	(1)	Director, Senior Vice President and Chief Tax Officer
Christopher H. Garrett	(1)	Director and Chief Financial Officer
(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, Florida 33716

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

AEGON N.V.	Netherlands	22.23% of Vereniging AEGON Netherlands Membership Association	Holding Company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding Company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding Company
AEGON Derivatives B.V.	Netherlands	100% AEGON N.V.	Holding Company
AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding Company
The AEGON Trust Voting Trust	Delaware		Voting Trust
Trustees:
Donald J. Shepard
Joseph B.M. Streppel
Alexander R. Wynaendts
Craig D. Vermie

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Canadian Premier Holdings Ltd	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance
Cornerstone International Holdings Ltd	United Kingdom	100% AEGON DMS Holding B.V.	Holding company
Stonebridge International Marketing Ltd	United Kingdom	100% Cornerstone International Holding Ltd.	Marketing company
Stonebridge International Insurance Ltd	United Kingdom	100% Cornerstone International Holdings, Ltd.	Insurance company
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Insurance Agent
COPRA Reinsurance Company	New York	100% AEGON U.S. Holding Corporation	Reinsurance
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Insurance holding company
AEGON U.S. Corporation	Iowa	100% AEGON U.S. Holding Corporation owns 10,024 shares (75.58%); AEGON USA, Inc. owns 3,238 shares (24.42%)	Holding company
Transamerica Corporation and subsidiaries (“TAC”)	Delaware	100% AEGON NV	Major interest in insurance and finance
AEGON USA, Inc.	Iowa	AEGON U.S. Holding Corporation; AEGON U.S. Corporation	Holding company

RCC North America, LLC	Delaware	100% AEGON USA, Inc.	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Holding Company
AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates
First AUSA Life Insurance Company	Maryland	100% Transamerica Holding Company LLC	Insurance holding company
Transamerica Financial Life Insurance Company	New York	First AUSA Life Insurance Company and Transamerica Occidental Life Insurance Company	Insurance
Life Investors Insurance Company of America	Iowa	50% First AUSA Life Ins. Company and 50% AUSA Life Insurance Company	Insurance
Apple Partners of Iowa LLC	Iowa	58.13% Monumental Life Insurance Company; 41.87 Peoples Benefit Life Insurance Company	Apple production, packing, storage and sales
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Transamerica Life Insurance Company	Iowa	Transamerica Holding Company LLC and Transamerica Life Insurance and Annuity Company	Insurance
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services
Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Iowa Fidelity Life Insurance Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance
Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Company	Insurance
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency
Transamerica Fund Advisors, Inc.	Florida	77% WRL, 23% AUSA Holding Company	Investment Adviser
AEGON/Transamerica Series Trust	Maryland	Various	Mutual Fund
Transamerica Fund Services, Inc.	Florida	56% AUSA Holding Company and 44% Western Reserve Life Assurance Co. of Ohio	Shareholder services
Transamerica IDEX Mutual Funds	Massachusetts	100% WRL	Mutual Fund
Transamerica Income Shares, Inc.	Maryland	100% WRL	Mutual Fund
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
World Financial Group Insurance Agency of Wyoming	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

InterSecurities Insurance Agency, Inc.	California	100% WRL	Insurance agency
Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Company	Insurance
United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Company	General agency
Bankers Financial Life Ins. Co.	Arizona	100% First AUSA Life Ins. Company	Insurance
The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Company	Insurance agency
Cadet Holding Corp.	Iowa	100% First AUSA Life Insurance Company	Holding company
Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	51% First AUSA Life Insurance Company 49% Baldrich & Associates of Puerto Rico	Insurance
AUSA Holding Company	Maryland	100% Transamerica Holding Company, L.L.C.	Holding company
AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Company	Investment Adviser
AEGON USA Securities, Inc.	Iowa	100% Transamerica Holding Company, L.L.C.	Broker-Dealer
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Company.	Holding company
Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer and Principal Underwriter
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company
ORBA Insurance Services, Inc.	California	40.15% Money Services, Inc.	Insurance agency
AEGON USA Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and Conference Services
Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer
ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency
Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency
Long, Miller & Associates, L.L.C.	California	33-1/3% AUSA Holding Co.	Insurance agency
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Principal Underwriter
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
George Beram & Company, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Insurance agency
AEGON USA Investment Management, LLC.	Iowa	100% Transamerica Holding Corporation LLC	Investment advisor
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co.	Provides real estate administrative and real estate investment services
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc	Information Systems for real estate investment management

Commonwealth General Corporation and subsidiaries	Delaware	100% AEGON U.S. Corporation	Holding company
Veterans Life Insurance Co.	Illinois	100% Transamerica Holding Company LLC	Insurance company
Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Ins. Co.	Special-purpose subsidiary

Item 29.	Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

Ohio General Corporation Law

Section 1701.13 Authority of corporation.

(E)(1)    A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)         A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

(a)         Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b)         Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3)         To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)         Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a)         By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b)         If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c)	By the shareholders;

(d)        By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b)        Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6)         The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)         A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8)         The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9)         As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)           The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3)           To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)           Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)           Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6)           The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)           The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8)           As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9)          The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a)         Transamerica Capital, Inc. ("TCI") is the principal underwriter for the Policies. TCI currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate account VA J, Separate Account VA L, Separate Account VL A, Separate Account VUL-A, Separate Account VA K, Separate Account VA P, Separate Account VA R, Separate Account VA S, Separate Account VA Q, Separate Account VA X, Separate Account VA W, Separate Account VA Y, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen and Separate Account VL A of Transamerica Life Insurance Company; the Separate Account VA BNY, TFLIC Separate Account C, TFLIC Series Life Account, TFLIC Series Annuity Account, TFLIC Separate Account VNY, Separate Account VA QNY, Separate Account VA-5NLNY, Separate Account VA-6NY, Separate Account VA-2LNY and Separate Account VA WNY of Transamerica Financial Life Insurance Company; the Separate Account I, Separate Account II, and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V, WRL Series Life Account G, and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Separate Account VA 5, and Transamerica Occidental Life Separate Account VUL-3 of Transamerica Occidental Life Insurance Company; Separate Account VA WM of Monumental Life Insurance Company; AEGON/Transamerica Series Trust; Transamerica IDEX Mutual Funds; and Transamerica Investors, Inc.

(b)	Directors and Officers of TCI

Name	Principal Business Address	Position and Offices with Underwriter
Phillip S. Eckman	(2)	Director
Paula G. Nelson	(3)	Director, Chief Executive Officer and President
Larry N. Norman	(1)	Director
John Mallett	(1)	Director
Linda S. Gilmer	(1)	Executive Vice President – Finance
Frank A. Camp	(1)	Corporate Secretary
Michael W. Brandsma	(3)	Managing Director and Executive Vice President
Jay A. Hewitt	(2)	Managing Director and Executive Vice President
Robert R. Frederick	(1)	Managing Director and Executive Vice President
Lon J. Olejniczak	(1)	Managing Director and Executive Vice President
Courtney A. John	(3)	Chief Compliance Officer
Carol A. Sterlacci		Vice President
Darin D. Smith	(1)	Assistant Vice President
Brenda L. Smith		Assistant Vice President
Priscilla I. Hechler	(4)	Assistant Vice President and Assistant Secretary
Arthur D. Woods	(4)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Frank J. Rosa	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Amy Boyle	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President

_____________

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426
(3)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(4)	570 Carillon Parkway, St. Petersburg, FL 33716
(5)	1111 North Charles Street, Baltimore, MD 21201

(c)	Compensation to Principal Underwriter from Registrant

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Commissions

Transamerica Capital, Inc. (1)	0	0	$ 70,977,287 (2)	0
	0	0	$ 90,322,329 (3)	0
	0	0	$ 85,863,632 (4)	0
(1)	Effective May 1, 2007, TCI replaced AFSG Securities Corporation ("AFSG") as principal underwriter for the Policies.
(2)	fiscal year 2006 paid to AFSG
(3)	fiscal year 2005 paid to AFSG
(4)	fiscal year 2004 paid to AFSG

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at

570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

Western Reserve hereby represents that the fees and charges deducted under the WRL ForLife, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 11th day of April, 2007.

WRL SERIES LIFE ACCOUNT

(Registrant)

By: /s/ Tim L. Stonehocker */

Tim L. Stonehocker, Chairman of the Board of Western Reserve Life Assurance Co. of Ohio

WESTERN RESERVE LIFE ASSURANCE

CO. OF OHIO

(Depositor)

By: /s/ Tim L. Stonehocker */

Tim L. Stonehocker, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Tim L. Stonehocker	Chairman of the Board	April 11, 2007

Tim L. Stonehocker*/

/s/ Charles T. Boswell	Director and Chief Executive Officer	April 11, 2007

Charles T. Boswell */

/s/ Brenda K. Clancy	Director and President	April 11, 2007
Brenda K. Clancy */

/s/ Allan J. Hamilton	Vice President, Treasurer and	April 11, 2007
Allan J. Hamilton */	Controller

/s/ Christopher H. Garrett	Director and Chief Financial	April 11, 2007
Christopher H. Garrett */	Officer

/s/ Arthur C. Schneider	Director, Senior Vice President and	April 11, 2007
Arthur C. Schneider */	Chief Tax Officer

*/ /s/ Priscilla I. Hechler

Signed by Priscilla I. Hechler
As Attorney in Fact

Exhibit Index

Exhibit	Description
No.	of Exhibit

26(c)(viii)                     Amendment No. 2 And Novation To The Amended And Restated Principal Underwriting Agreement

26(d)(viii)	Endorsement to Policy Loans Provision (Form AE1617 1006)

26(k)	Opinion of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered

26(l)                             Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities being Registered

26(n)(i)	Written Consent of Sutherland Asbill & Brennan LLP

26(n)(ii)	Written Consent of Ernst & Young LLP